Nuveen
Municipal
Bond Funds


February 28, 1999

-----------------------------
Annual Report
-----------------------------

Dependable, tax-free income
to help you keep more of
what you earn.


[PHOTO APPEARS HERE]


California

California
Insured

     Contents

  1  Dear Shareholder

  3  Portfolio Manager's Comments

  4  Nuveen California Municipal Bond Fund Performance Overview

  5  Nuveen California Insured Municipal Bond
     Fund Performance Overview

  6  Portfolio of Investments

 14  Statement of Net Assets

 15  Statement of Operations

 16  Statement of Changes in Net Assets

 17  Notes to Financial Statements

 22  Financial Highlights

 24  Report of Independent Public Accountants

 25  Fund Information

Dear Shareholder


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

I'm pleased to announce that over the past 12 months, the Nuveen Mutual Funds covered in this report have continued to meet their primary objectives of providing you with attractive levels of tax-free income and after-tax returns. The combination of these two factors demonstrates once again that Nuveen's municipal bond funds can serve as excellent investment options for income oriented investors seeking tax efficient investments.

The Year in Review
The past 12 months were marked by periods of market volatility both at home and abroad, as the financial crisis that began in Asia spread to emerging markets and impacted economies around the globe. Investors responded to market uncertainties by seeking a haven in more conservative investments, such as municipal bond funds. Finally, to avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve stepped in and eased short-term interest rates for the first time in almost three years. Between the end of September and mid-November 1998, three successive rate cuts brought the federal funds rate to 4.75%.

Throughout 1998, the U.S. economy exhibited more strength than had been expected. Current conditions indicate that this momentum could continue. One of the chief factors in achieving today's peaceful coexistence of economic growth and low inflation has been improved productivity. In the months ahead, we will continue to watch this and other factors that affect the economy's future, including corporate earnings reports, wage and employment statistics, the strength of the U.S. dollar, events in international markets, and any further interest rate indications from the Federal Reserve. We believe these key components will influence the outlook for fixed-income markets well into the next century.

Municipal Bonds: A Compelling Value
During the past year, rising bond prices, spurred in part by demand from international and conservative investors, drove yields on 30-year Treasuries to historic lows, even below 5% at times. Over this period, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, fell seven basis points - from 5.36% to 5.29% - versus the 34-point drop in Treasury yields. At the end of February 1999, the ratio of long-term municipal yields measured against 30-year Treasury yields stood at 95%, compared with the more typical range of 86-87%. Over the past eight months,

-----
1

"Year to date, municipal bonds have continued to outperform Treasuries on a yield basis in 1999."


this ratio reached as high as 104%. For investors, this meant that quality long-term municipal bonds offered almost the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds were taken into account. On an after-tax basis, municipal bonds presented an exceptionally attractive investment option relative to Treasuries.

In the municipal market, low interest rates and the strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997. In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion. Year to date, municipal bonds have continued to outperform Treasuries on a yield basis in 1999. There are two reasons for this. For starters, municipal supply declined 30% in the first quarter of 1999 when compared to the first quarter of 1998, which made the bonds that were brought to market very attractive. The second factor involved a drop-off in demand for Treasuries by foreign investors. As the global economic turmoil subsided during the first quarter of 1999, so did the interest in the U.S. Treasury market.

The continued strength of the U.S. economy also produced improvements in the fundamental health of many municipalities and boosted the overall credit quality of municipal bonds. In 1998, issues upgraded by Moody's outnumbered downgrades by a margin of 4 to 1, while the comparable ratio at Standard & Poor's was more than 2 to 1.

Nuveen Expertise is Key
The solid track record of a proven investment manager is one key to taking advantage of the exceptional values currently available in the municipal market. The near-record level of municipal issuance in 1998, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong group of investment managers - experts in their particular areas of the market - to provide you with the advantage of their experience and insights. In addition to Nuveen Advisory Services for tax-free investing, you and your adviser can rely on Institutional Capital Corporation for value-oriented equity investing and Rittenhouse Financial Services, Inc. for growth-oriented equity investing. For more information on these funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security. We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

April 15, 1999

-----
2

Nuveen California Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Bill Fitzgerald discusses fund performance, the municipal market, and key investment strategies for the California funds for the fiscal year ended February 28, 1999.


What economic factors affected California's municipal bond market?
Stability in the municipal market led Moody's Investors Service to recognize the state's improving finances by upgrading its rating from A1 to Aa3, while Standard & Poor's maintained its A+ rating. California's economy also continued to improve, driven by strong retail sales and construction spending. The entertainment, finance, and real estate industries exhibited strong and stable growth throughout the state, while the economic slowdown in Asia had only a marginal impact on California's economy. California has successfully diversified its economic base over the past decade, reducing the risk that a downturn in one industry such as aerospace will result in a recession. Overall, the prospects for continued growth in business activity in California look very promising for the coming year.

California's future prosperity depends heavily on its infrastructure--the roadways, airways, and educational facilities that pave the way for economic growth. In order to improve upon this infrastructure, local governments issued a growing amount of tax-free bonds, which led to a sharp increase in the overall supply of tax-free investments. In particular, the land-based financing sector offered significant investment opportunities, as real estate projects matured and their values continued to rise.

How did the Funds perform during the past year?
For the one-year period ended February 28, 1999, the total return* for Class A shares on net asset value for the Nuveen California Municipal Bond Fund was 5.28%. This fund increased its dividend in January. The total return for Class A shares on net asset value for the Nuveen California Insured Municipal Bond Fund was 5.31%. The taxable-equivalent total returns** for Class A shares on net asset value for the Nuveen California Municipal Bond and the Nuveen California Insured Municipal Bond Fund were 8.30% and 8.23%, respectively. In comparison, the unmanaged Lehman Brothers California Municipal Bond Index produced a total return of 6.50% while the Lehman Brothers California Insured Municipal Bond Index generated a return of 6.56%. These indices include a broad range of investment-grade or insured municipal bonds and do not reflect expenses.

* Total return is the sum of the fund's income and capital gains distributions plus price changes in the underlying bond portfolio.
**Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis. See your Fund's Performance Overview in this report for more information.

Over the past year, interest rates remained relatively stable. In this environment, the Funds' duration, which measures a bond fund's price volatility in response to interest rate changes, played a smaller, though still significant role in determining the Funds' total return performance relative to the municipal market. In contrast, other factors such as portfolio credit quality, sector weightings, call protection, and bond selection had a larger-than-usual impact on the Funds' performance.

What key strategies were used over the course of the year?
We implemented a value investing approach to select bonds that we believe were undervalued in the market. Those included land-based bonds whose credit quality improves as the California real estate market appreciates in value. In addition, as of February 28, 1999, about 20% of the Nuveen California Municipal Bond Fund's portfolio was invested in non-rated securities that we believe merit investment grade status. We conduct extensive surveillance on these bonds through regular site visits and interviews with municipal officials.

In recent years, the yield spread between non-rated bonds and AAA rated bonds has narrowed drastically. Often, the small additional yield for the non-rated bonds isn't adequate relative to the credit risk, in our opinion. However, we believe that Nuveen's value-added credit research is able to discern these risks and determine when the extra yield is appropriate.

What is your outlook?
When the opportunity presents itself in the Nuveen California Municipal Bond Fund, we would like to shift some of our exposure from AAA rated bonds to the A rated and BBB rated categories in an attempt to enhance yield. For example, we believe that the healthcare sector offers such opportunities. Although the industry has been consolidating, we are finding well established community hospitals that have built significant cash balances, which provide an extra measure of credit stability in a rapidly changing marketplace.

The Nuveen California Municipal Bond Fund will continue to search for attractively priced, lower-investment grade bonds while the Nuveen California Insured Municipal Bond Fund will continue to invest in California's large supply of insured long-term municipal bonds. We have a great deal of confidence in California, which on its own would be the world's seventh largest economy.

-----
3

                     Nuveen California Municipal Bond Fund
                     Performance Overview
                     As of February 28, 1999


--------------------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)(1)
--------------------------------------------------------------------------------

                            [BAR CHART APPEARS HERE]

 3/98   0.0455
 4/98   0.0455
 5/98   0.0455
 6/98   0.0455
 7/98   0.0455
 8/98   0.0455
 9/98   0.0455
10/98   0.0455
11/98   0.0455
12/98   0.0455
 1/99   0.0450
 2/99   0.0450


Top 5 Sectors (as a % of total investments)
-----------------------------------------------------
Tax Obligation/Limited                           31%
 .....................................................
Housing/Multifamily                              17%
 .....................................................
U.S. Guaranteed                                  15%
 .....................................................
Healthcare                                        9%
 .....................................................
Utilities                                         6%
-----------------------------------------------------


--------------------------------------------------------------------------------
Portfolio Statistics
--------------------------------------------------------------------------------

Share Class                              A           B           C          R
--------------------------------------------------------------------------------
Inception Date                        9/94        3/97        9/94       7/86
 ................................................................................
Net Asset Value                     $10.89      $10.89      $10.90     $10.91
 ................................................................................
Total Net Assets ($000)                                              $274,384
 ................................................................................
Average Weighted Maturity (Years)                                       19.22
 ................................................................................
Modified Duration (Years)                                                6.38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Annualized Total Return2
--------------------------------------------------------------------------------

Share Class             A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------
1-Year                   5.28%       0.84%       4.44%       4.70%      5.50%
 ................................................................................
5-Year                   5.95%       5.04%       5.25%       5.31%      6.25%
 ................................................................................
10-Year                  7.45%       6.99%       6.89%       6.73%      7.73%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Comparison(3)
--------------------------------------------------------------------------------

                           [LINE CHART APPEARS HERE]


        Nuveen California   Nuveen California   Lehman Brothers
         Municipal Bond      Municipal Bond     Municipal Bond
          Fund (Offer)         Fund (NAV)           Index
2/89         9,580               10,000            10,000
2/90        10,499               10,958            11,025
2/91        11,367               11,865            12,041
2/92        12,389               12,932            13,244
2/93        14,048               14,663            15,067
2/94        14,723               15,368            15,900
2/95        14,756               15,403            16,200
2/96        16,284               16,998            17,991
2/97        17,145               17,897            19,144
2/98        18,666               19,484            20,895
2/99        19,650               20,512            22,278

-- Nuveen California Municipal Bond Fund (Offer) $19,650
-- Nuveen California Municipal Bond Fund (NAV) $20,512
-- Lehman Brothers Municipal Bond Index $22,278

Past performance is not predictive of future results.


1 The Fund also paid shareholders capital gains distributions in November of $0.0482 per share.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.



-----
4

                 Nuveen California Insured Municipal Bond Fund
                 Performance Overview
                 As of February 28, 1999

----------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/1/
----------------------------------------------------

                            [BAR CHART APPEARS HERE]

 3/98   0.0450
 4/98   0.0440
 5/98   0.0440
 6/98   0.0440
 7/98   0.0440
 8/98   0.0440
 9/98   0.0440
10/98   0.0440
11/98   0.0440
12/98   0.0440
 1/99   0.0430
 2/99   0.0430


----------------------------------------------------
Top 5 Sectors (as a % of total investments)
----------------------------------------------------
Tax Obligation/Limited                         37%
 ....................................................
U.S. Guaranteed                                27%
 ....................................................
Housing/Multifamily                             8%
 ....................................................
Housing/Single Family                           7%
 ....................................................
Tax Obligation/General                          7%
 ....................................................


--------------------------------------------------------------------------------
Portfolio Statistics
--------------------------------------------------------------------------------
Share Class                              A           B           C          R
--------------------------------------------------------------------------------
Inception Date                        9/94        3/97        9/94       7/86
 ................................................................................
Net Asset Value                     $11.10      $11.11      $11.03     $11.08
 ................................................................................
Fund Net Assets ($000)                                               $248,547
 ................................................................................
Average Weighted Maturity (Years)                                       18.19
 ................................................................................
Modified Duration (Years)                                                5.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annualized Total Return/2/
--------------------------------------------------------------------------------
Share Class             A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------
1-Year                   5.31%       0.93%       4.61%       4.81%      5.49%
 ................................................................................
5-Year                   6.04%       5.13%       5.26%       5.26%      6.25%
 ................................................................................
10-Year                  7.59%       7.13%       6.98%       6.79%      7.83%
--------------------------------------------------------------------------------

----------------------------------------------------
Index Comparison/3/
----------------------------------------------------

                           [LINE CHART APPEARS HERE]


        Nuveen California   Nuveen California   Lehman Brothers
          Insured Bond        Insured Bond       Municipal Bond
          Fund (Offer)         Fund (NAV)           Index
2/89         9,580               10,000            10,000
2/90        10,462               10,921            11,025
2/91        11,344               11,841            12,041
2/92        12,439               12,985            13,244
2/93        14,278               14,904            15,067
2/94        14,851               15,502            15,900
2/95        14,088               15,750            16,200
2/96        16,645               17,374            17,991
2/97        17,405               18,168            19,144
2/98        18,912               19,785            20,895
2/99        19,915               20,788            22,278

-- Nuveen California Insured Municipal Bond Fund (Offer) $19,915
-- Nuveen California Insured Municipal Bond Fund (NAV) $20,788
-- Lehman Brothers Municipal Bond Index $22,278

Past performance is not predictive of future results.


1 The Fund also paid shareholders capital gains distributions in November of $0.0079 per share.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

-----
5

                     Portfolio of Investments
                     Nuveen California Municipal Bond Fund
                     February 28, 1999


    Principal                                                                               Optional Call                 Market
     Amount     Description                                                                  Provisions*     Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                Education and Civic Organizations - 4.4%

   $  960,000   California Educational Facilities Authority, Pooled College and University   4/07 at 102       Baa2     $1,040,016
                 Projects Revenue Bonds, Series 1997B (Southern California College of
                 Optometry), 6.300%, 4/01/21

      905,000   California State Public Works Board, High Technology Facilities Lease        No Opt. Call      Aa3       1,010,288
                 Bonds, The Regents of the University of California, San Diego Facility,
                 7.375%, 4/01/06

    1,500,000   Certificates of Participation, California Statewide Community Development    12/06 at 105      N/R       1,643,730
                 Authority, San Diego Space and Science Foundation, Series 1996, 7.500%,
                 12/01/26

                The Regents of the University of California, 1993 Refunding Certificates
                of Participation (UCLA Central Chiller/Cogeneration Facility):
    3,500,000     5.600%, 11/01/20                                                           11/03 at 102      Aa3       3,620,750
    4,335,000     6.000%, 11/01/21                                                           11/03 at 102      Aa3       4,613,264
------------------------------------------------------------------------------------------------------------------------------------

                Health Care - 9.2%

                California Health Facilities Financing Authority, Insured Health Facility
                Revenue Bonds (Small Facilities Pooled Loan Program), 1994 Series B:
    3,000,000     7.400%, 4/01/14                                                            4/05 at 102       A         3,498,840
    3,635,000     7.500%, 4/01/22                                                            4/05 at 102       A         4,258,621

    3,750,000   California Health Facilities Financing Authority, Insured Revenue Bonds      8/06 at 102       AAA       4,066,688
                 (Sutter/CHS), 5.875%, 8/15/16

    5,370,000   California Health Facilities Financing Authority, Hospital Revenue Bonds     5/03 at 102       A-        5,569,496
                 (Downey Community  Hospital), Series 1993, 5.750%, 5/15/15

    3,380,000   California Health Facilities Financing Authority, Kaiser Permanent Revenue   12/00 at 102      A         3,668,213
                 Bonds, 1990 Series A, 7.000%, 12/01/10

    1,755,000   Central Joint Powers Health Financing Authority, Certificates of             2/03 at 100       Baa1      1,656,755
                 Participation, Series 1993 (Community Hospital of Central California),
                 5.000%, 2/01/23

    2,475,000   City of Loma Linda California, Hospital Revenue Bonds (Loma Linda            12/03 at 102      BBB       2,613,897
                 University Medical Center Project), Series 1993-A, 6.000%, 12/01/06
------------------------------------------------------------------------------------------------------------------------------------

                Housing/Multifamily - 17.2%

    6,570,000   California Housing Finance Agency, Multifamily Housing Revenue Bonds         8/06 at 102       AAA       6,966,762
                 II, 1996 Series A, 6.050%, 8/01/27

                California Statewide Communities Development Authority, Apartment
                Development Revenue Refunding Bonds (Irvine Apartment Communities L.P.),
                Series 1998A:
    7,200,000     5.250%, 5/15/25                                                            7/08 at 101       BBB       7,279,272
    1,500,000     5.100%, 5/15/25                                                            7/08 at 101       BBB       1,517,790

    2,905,000   California Statewide Communities Development Authority, Senior Lien          6/06 at 100       AAA       3,109,018
                 Multifamily Housing Revenue Bonds (Monte Vista Terrace), Series 1996A,
                 6.375%, 9/01/20

    3,000,000   City of Duarte, Multifamily Housing Revenue Bonds, 1997 Series A             11/07 at 102      AAA       3,170,850
                 (Heritage Park Apartments), 5.850%, 5/01/30 (Alternative Minimum Tax)

    4,605,000   The Community Redevelopment Agency of the City of Los Angeles, California,   6/05 at 105       AAA       5,306,940
                 Multifamily Housing Revenue Refunding Bonds, 1995 Series A (Angelus Plaza
                 Project), 7.400%, 6/15/10

    4,500,000   The City of Los Angeles, Multifamily Housing Revenue Bonds (Earthquake       7/07 at 102       AAA       4,745,565
                 Rehabilitation Project), Series 1997C, 5.900%, 1/01/30 (Alternative
                 Minimum Tax)

    3,285,000   City of Riverside, California, Multifamily Housing Revenue Bonds (Fannie     7/02 at 100       AAA       3,418,470
                 Mae Pass-through Certificate Program/Birchwood Park Apartment Project),
                 Series 1992A, 6.500%, 1/01/18

    4,005,000   City of Riverside, California, Multifamily Housing Revenue Bonds (Fannie     7/02 at 100       AAA       4,167,723
                 Mae Pass-through Certificate Program/Palm Shadows Apartments Project),
                 Series 1992 A, 6.500%, 1/01/18


-----
6


    Principal                                                                               Optional Call                 Market
     Amount     Description                                                                  Provisions*     Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                Housing/Multifamily (continued)

   $2,080,000   City of Salinas, California, Housing Facility Refunding Revenue Bonds,       7/04 at 102       AAA      $2,237,290
                 Series 1994A (GNMA Collateralized - Villa Serra Project), 6.500%,
                 7/20/17

    2,000,000   San Dimas Housing Authority, Mobile Home Park Revenue Bonds (Charter Oak     7/08 at 102       N/R       1,980,140
                 Mobile Home Estates Acquisition Project), Series 1998A, 5.700%, 7/01/28

    3,000,000   Housing Authority of the County of Santa Cruz, Multifamily Housing           7/00 at 102       AAA       3,152,370
                 Refunding Revenue Bonds, Series 1990A (Fannie Mae Collateralized),\
                  7.750%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------

                Housing/Single Family - 5.0%

    2,250,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1997 ,       2/07 at 102       AAA       2,396,430
                 Series B 6.100%, 2/01/28 (Alternative Minimum Tax)

    4,750,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1995         8/05 at 102       AAA       5,063,880
                 Series F, 5.950%, 8/01/14

    2,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1998         2/09 at 101 1/2   AAA       2,030,060
                 Series E Remarketed, 5.250%, 2/01/33 (Alternative Minimum Tax)

    2,850,000   California Rural Home Mortgage Finance Authority, Single Family Mortgage     No Opt. Call      AAA       3,212,720
                 Revenue Bonds (Mortgage-Backed Securities Program), 1997 Series A,
                 7.000%, 9/01/29 (Alternative Minimum Tax)

      400,000   City of Corona (California), Single Family Mortgage Revenue Bonds,           11/06 at 102      A           429,324
                 Series 1996B (Subordinate), 6.300%, 11/01/28

                County of San Bernardino (California), Single Family Home Mortgage
                 Revenue Bonds (Mortgage Backed Securities Program), 1997 Series A:
      395,000     6.200%, 5/01/21 (Alternative Minimum Tax)                                  5/07 at 103       AAA         425,012
    1,950,000     0.000%, 5/01/31 (Alternative Minimum Tax)                                  5/07 at 22 9/16   AAA         278,519
------------------------------------------------------------------------------------------------------------------------------------

                Long-Term Care - 5.7%

    1,500,000   Insured Certificates of Participation (Channing House), Series 1991A,        1/01 at 102       A+        1,595,595
                 ABAG Finance Authority for Nonprofit Corporations, 7.125%, 1/01/21

    9,000,000   American Baptist Homes of the West Facilities Project, Revenue Refunding     10/07 at 102      BBB       9,191,880
                 Certificates of Participation, Series 1997A, 5.850%, 10/01/27

    2,500,000   California Statewide Communities Development Authority, Certificates of      11/04 at 102      A+        2,753,025
                 Participation (Solheim Lutheran Home), 6.500%, 11/01/17

    2,000,000   Chico (California), Redevelopment Agency, Insured Certificates of            2/01 at 102       A         2,111,120
                 Participation (Sierra Sunrise Lodge), Series 1991A, Walker Senior Housing
                 Corporation VII, 6.750%, 2/01/21
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General - 0.7%

                Petaluma Joint High School District (Sonoma County, California), General
                Obligation Bonds, Election of 1992, Series C:
    4,220,000     0.000%, 8/01/20                                                            8/04 at 38 13/32  AAA       1,216,499
    2,080,000     0.000%, 8/01/21                                                            8/04 at 36 1/8    AAA         563,576
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/Limited - 30.2%

    4,825,000   Certificates of Participation (1991 Financing Project), County of Alameda,   9/06 at 102       AAA       5,307,259
                 California, Alameda County Public Facilities Corporation, 6.000%, 9/01/21

    8,000,000   Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim Public      No Opt. Call      AAA       1,471,920
                 Improvements Project),  Senior Lease Revenue Bonds, 1997 Series C, 0.000%,
                 9/01/31

    1,365,000   City of Brea (California), Community Facilities District No. 1997-1          3/06 at 102       N/R       1,379,442
                 (Olinda Heights Public Improvements), 1998 Special Tax Bonds, 5.875%,
                  9/01/28

    7,000,000   Brea Redevelopment Agency (Orange County, California), 1993 Tax Allocation   8/03 at 102       AAA       7,223,160
                 Refunding Bonds (Redevelopment Project AB), 5.500%, 8/01/17

                Brentwood Infrastructure Financing Authority, CIFP 98-1 Infrastructure
                 Revenue Bonds, Series 1998 (Contra Costa County, California):
    1,250,000     5.750%, 9/02/18                                                            3/99 at 103       N/R       1,249,263
    2,500,000     5.875%, 9/02/28                                                            3/99 at 103       N/R       2,513,975



-----
7

               Portfolio of Investments
               Nuveen California Municipal Bond Fund (continued)
               February 28, 1999


    Principal                                                                               Optional Call                 Market
     Amount     Description                                                                  Provisions*     Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------


                Tax Obligation/Limited (continued)

   $2,000,000   Carson Redevelopment Agency (California), Redevelopment Project Area No.     10/03 at 102      BBB+      $2,100,220
                 1, Tax Allocation Bonds, Series 1993, 6.000%, 10/01/16

    2,500,000   Fontana Public Financing Authority (San Bernardino County, California),      9/00 at 102       BBB       2,634,725
                 Tax Allocation Revenue Bonds (North Fontana Redevelopment Project), 1990
                 Series A, 7.250%, 9/01/20

    2,000,000   La Mirada Redevelopment Agency (California), Community Facilities            10/08 at 102      N/R       2,020,000
                 District No. 89-1 (Civic Theater Project), 1998 Refunding Special Tax
                 Bonds (Tax Increment Contribution), 5.700%, 10/01/20

    2,000,000   Los Angeles County Transportation Commission (California), Sales Tax         7/99 at 102       AA-       2,069,280
                 Revenue Refunding Bonds, Series 1989-A, 7.400%, 7/01/15

    1,260,000   Marysville Community Development Agency (California), Marysville Plaza       3/02 at 102       Baa3      1,367,314
                 Project, 1992 Tax Allocation Refunding Bonds, 7.250%, 3/01/21

    6,240,000   City of Milpitas, Limited Obligation Improvement Bonds, Local Improvement    3/99 at 103       N/R       6,320,122
                 District No. 20, 1998 Series A (Santa Clara County, California), 5.700%,
                 9/02/18

    1,590,000   City of Ontario (San Bernardino County, California), Limited Obligation      3/99 at 103       N/R       1,658,291
                 Improvement Bonds, Assessment District No. 100C (California Commerce
                 Center Phase III), 8.000%, 9/02/11

    4,300,000   Orange County Development Agency, Santa Ana Heights Project Area, 1993 Tax   9/03 at 102       BBB       4,533,146
                 Allocation Revenue Bonds (California), 6.125%, 9/01/23

                Community Facilities District No. 88-1 of the City of Poway, California
                 (Parkway Business Center), Special Tax Refunding Bonds, Series 1998:
      715,000     6.500%, 8/15/10                                                            8/08 at 102       N/R         773,630
    2,000,000     6.750%, 8/15/15                                                            8/08 at 102       N/R       2,183,180

    1,645,000   City of Rancho Cucamonga, Assessment District No. 93-1 (Masi Plaza),         3/99 at 103       N/R       1,697,624
                 Limited Obligation Improvement Bonds, 6.250%, 9/02/22

    1,385,000   Redding Joint Powers Financing Authority, Lease Revenue Bonds (Capital       6/03 at 102       A         1,483,280
                 Improvement Projects), Series 1993, 6.250%, 6/01/23

    1,000,000   County of Sacramento (California), Laguna Creek Ranch/Elliott Ranch          12/07 at 102      N/R       1,009,430
                 Community Facilities District No. 1, Improvement Area No. 1 Special Tax
                 Refunding Bonds, 5.700%, 12/01/20

    2,300,000   Limited Obligation Refunding Bonds, City of Salinas, Consolidated            3/99 at 103       N/R       2,394,093
                 Refunding District 94-3,  Series No. A-181, Monterey County,
                 California, 7.400%, 9/02/09

    5,000,000   City and County of San Francisco, Redevelopment Financing Authority, 1993    8/03 at 103       A         5,005,950
                 Series C, Tax Allocation Revenue Bonds (San Francisco Redevelopment
                 Projects), 5.125%, 8/01/18

    2,250,000   Redevelopment Agency of the City of San Jose (California), Merged Area       8/08 at 101       AAA       2,160,765
                 Redevelopment Project, Tax Allocation Bonds, Series 1999, 4.750%, 8/01/29

    7,090,000   Redevelopment Agency of the City of San Marcos, Tax Allocation Bonds (1997   10/07 at 102      A-        7,485,126
                 Affordable Housing Project), Series 1977A, 6.000%, 10/01/27 (Alternative
                 Minimum Tax)

    1,000,000   Certificates of Participation, Series 1991, San Mateo County Board of        5/99 at 102       A+        1,027,490
                 Education (Administration Building Project), 7.100%, 5/01/21

    4,000,000   Shafter Joint Powers Financing Authority, Lease Revenue Bonds, 1997          1/07 at 101       A2        4,252,520
                 Series A (Community Correctional Facility Acquisition Project), 6.050%,
                 1/01/17

                City of Stockton, Mello-Roos Revenue Bonds, Series 1997A, Community
                Facilities District No. 90-2 (Brookside Estates):
      880,000     5.850%, 8/01/09                                                            8/05 at 102       N/R         930,785
    1,000,000     6.200%, 8/01/15                                                            8/05 at 102       N/R       1,050,450

    4,225,000   City of Stockton (California), Limited Obligation Refunding Improvement      No Opt. Call      N/R       4,214,607
                 Bonds, Webe/Sperry Ranches Assessment District, Series 22, 5.650%,
                 9/02/13

    2,000,000   Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series A          l1/07 at 101      A2        2,126,260
                 (Community Correctional Facility Acquisition Project), 6.050%, 1/01/17

    1,100,000   County of Tulare (California), Certificates of Participation (1992           11/02 at 102      A3        1,247,477
                 Financing Project), Series B, Tulare County Public Facilities Corporation,
                 6.875%, 11/15/12

    2,000,000   Vallejo Public Financing Authority, 1998 Limited Obligation Revenue Bonds    No Opt. Call      N/R       2,029,500
                 (Fairgrounds Drive Assessment District Refinancing), 5.700%, 9/02/11



-----
8


    Principal                                                                               Optional Call                 Market
     Amount     Description                                                                  Provisions*     Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                Transportation - 4.3%

   $5,000,000   California Statewide Communities Development Authority, Special Facilities   10/07 at 102      Baa3      $5,135,800
                 Lease Revenue Bonds, 1997 Series A, 5.700%, 10/01/33 (Alternative Minimum
                 Tax)

    7,150,000   Foothill/Eastern Transportation Corridor Agency (California), Toll Road      1/05 at 100       BBB-      6,779,416
                 Revenue Bonds, Series 1995A, 5.000%, 1/01/35
------------------------------------------------------------------------------------------------------------------------------------

                U.S. Guaranteed - 15.2%

    2,035,000   Certificates of Participation (1991 Capital Improvement Project), Bella      10/01 at 102      Baa***    2,279,526
                 Vista Water District (California), 7.375%, 10/01/17 (Pre-refunded to
                 10/01/01)

    2,000,000   California Health Facilities Financing Authority, Health Facility Revenue    10/00 at 102      N/R***    2,170,480
                 Bonds (Sisters of Providence), Series 1990, 7.500%, 10/01/10 (Pre-refunded to 10/01/00)

    8,470,000   State Public Works Board of the State of California, Lease Revenue Bonds     10/02 at 102      AAA       9,550,857
                 (The Trustees of the California State University), 1992 Series A (Various
                 California State University Projects), 6.700%, 10/01/17 (Pre-refunded to
                 10/01/02)

    3,000,000   California Statewide Communities Development Authority, Certificates of      7/04 at 102       AA***     3,452,490
                 Participation, St. Joseph Health System Obligated Group, 6.500%, 7/01/15
                 (Pre-refunded to 7/01/04)

    2,000,000   Hospital Revenue Certificates of Participation (Desert Hospital              7/00 at 102       AAA       2,170,700
                 Corporation Project), Series 1990, 8.100%, 7/01/20 (Pre-refunded to
                 7/01/00)

    1,950,000   East Bay Municipal Utility District (Alameda and Contra Costa Counties,      6/00 at 102       AAA       2,094,729
                 California), Water System Subordinated Revenue Bonds, Series 1990, 7.500%,
                 6/01/18 (Pre-refunded to 6/01/00)

    4,000,000   East Bay Municipal Utility District (Alameda and Contra Costa Counties,      12/01 at 102      AAA       4,404,720
                 California), Water System Subordinated Revenue Bonds, Series 1991,
                 6.375%, 6/01/21 (Pre-refunded to 12/01/01)

    2,505,000   Harbor Department of the City of Los Angeles (California), Revenue Bonds,    No Opt. Call      AAA       3,275,587
                 Issue of 1988, 7.600%, 10/01/18

    4,595,000   Los Angeles County Public Works Finance Authority, Revenue Bonds, Series     10/04 at 102      AA***     5,237,150
                 1994A (Los Angeles County Regional Park and Open Space District), 6.125%,
                 10/01/10 (Pre-refunded to 10/01/04)

    2,000,000   Certificates of Participation (1990 Financing Project), Sonoma County        7/00 at 102       A+**      2,150,919
                  Office of Education, 7.375%, 7/01/20 (Pre-refunded to 7/01/00)

    4,200,000   Certificates of Participation (Capital Improvement Program), 1996 Series A,  2/06 at 102       AAA       4,813,115
                 County of Tulare, California, 6.000%, 2/15/16 (Pre-refunded to 2/15/06)
------------------------------------------------------------------------------------------------------------------------------------

                Utilities - 6.4%

    9,000,000   California Pollution Control Financing Authority, Solid Waste Disposal       7/07 at 102       N/R       9,270,179
                 Revenue Bonds (CanFibre of Riverside Project), Tax-Exempt Series 1997A,
                 9.000%, 7/01/19 (Alternative Minimum Tax)

    6,645,000   Merced Irrigation District (California), 1998 Revenue Certificates of        3/03 at 102       N/R       6,673,639
                 Participation (1998 Electric System Project), 5.800%, 3/01/15

    1,660,000   Salinas Valley Solid Waste Authority, Revenue Bonds, Series 1997, 5.800%,    8/02 at 102       BBB       1,695,125
                 8/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer - 0.8%

    2,500,000 Department of Water and Power of the City of Los Angeles                       10/08 at 101      AAA       2,148,849
               (California), Water Works Refunding Revenue Bonds, Issue of 1998,
               4.250%, 10/15/34
------------------------------------------------------------------------------------------------------------------------------------

   $270,240,000 Total Investments - (cost $253,748,240) - 99.1%                                                        271,803,953
------------------------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 0.9%                                                                     2,579,757
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                    $ 274,383,710
                --------------------------------------------------------------------------------------------------------------------



               * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               N/R Investment is not rated.


                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen California Insured Municipal Bond Fund
February 28, 1999


 Principal                                                                                  Optional Call                    Market
    Amount   Description                                                                      Provisions*   Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 2.0%

$4,500,000   California Educational Facilities Authority, Revenue Bonds (University          10/06 at 102         AAA   $ 4,937,670
              of San Francisco), Series 1996, 6.000%,10/01/26
------------------------------------------------------------------------------------------------------------------------------------
             Health Care - 5.8%

 5,000,000   California Health Facilities Authority, Kaiser Permanente Medical Care          10/01 at 101           A     5,124,500
              Program, 1983 Semiannual Tender Revenue Bonds, 5.450%, 10/01/13

 8,500,000   California Statewide Communities Development Authority, Sutter Health            8/02 at 102         AAA     9,249,445
              Obligated Group, Certificates of Participation, 6.125%, 8/15/22
------------------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 7.5%

 6,340,000   California Housing Finance Agency, Housing Revenue Bonds (Insured), 1991         2/02 at 102         AAA     6,724,394
              Series B, 6.850%, 8/01/23

 2,545,000   California Housing Finance Agency, Multifamily Housing Revenue Bonds II,         8/06 at 102         AAA     2,698,693
              1996 Series A, 6.050%, 8/01/27

 3,685,000   The Community Redevelopment Agency of the City of Los Angeles, California,       6/05 at 105         AAA     4,246,705
              Multifamily Housing Revenue Refunding Bonds, 1995 Series A (Angelus Plaza
              Project), 7.400%, 6/15/10

 2,555,000   City of Napa, Mortgage Revenue Refunding Bonds, Series 1992A (FHA Insured        7/02 at 102         AAA     2,711,596
              Mortgage Loan - Creekside Park Apartments Project), 6.625%, 7/01/24

 2,000,000   City of Napa, Mortgage Revenue Refunding Bonds, Series 1994A (FHA Insured        7/04 at 101         AAA     2,143,680
              Mortgage Loan - Creekside Park II Apartments Project), 6.625%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 7.0%

 4,750,000   California Housing Finance Agency, Single Family Mortgage Bonds II, 1997         2/07 at 102         Aaa     5,044,738
              Series A, 6.050%, 8/01/26 (Alternative Minimum Tax)

 5,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1997             8/07 at 102         AAA     5,337,800
              Series E, 6.100%, 8/01/29 (Alternative Minimum Tax)

 5,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1995             8/05 at 102         AAA     5,330,400
              Series F, 5.950%, 8/01/14

 1,500,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1996             2/06 at 102         AAA     1,595,190
              Series E,  6.150%, 8/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 6.6%

 5,000,000   State of California, Various Purpose General Obligation Bonds, 5.500%,           4/03 at 102         AAA     5,205,650
              4/01/19

 5,000,000   State of California, Veterans General Obligation Bonds, Series BH, 5.500%,      12/03 at 102         AAA     5,130,050
              12/01/24 (Alternative Minimum Tax)

             Golden West Schools Financing Authority (California), 1998 Revenue Bonds,
              Series A (School District General Obligation Refunding Program):
 1,520,000     0.000%, 2/01/18                                                           8/13 at 75 29/32         AAA       543,476
 2,560,000     0.000%, 8/01/18                                                             8/13 at 73 3/8         AAA       884,813
 1,500,000     0.000%, 2/01/19                                                           8/13 at 70 15/16         AAA       496,950
 2,650,000     0.000%, 8/01/19                                                            8/13 at 68 9/16         AAA       848,663
 2,755,000     0.000%, 8/01/20                                                           8/13 at 63 27/32         AAA       820,494
 1,430,000     0.000%, 2/01/21                                                           8/13 at 61 11/16         AAA       410,996
 2,855,000     0.000%, 8/01/21                                                             8/13 at 59 5/8         AAA       792,776

 3,040,000   Sulphur Springs Union School District (County of Los Angeles, California),      No Opt. Call         AAA     1,359,062
              General Obligation Bonds, Election 1991, Series A, 0.000%, 9/01/15


 Principal                                                                                  Optional Call                    Market
    Amount   Description                                                                      Provisions*   Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 36.7%

$4,825,000   County of Alameda, California, Certificates of Participation (1991               9/06 at 102         AAA    $5,307,259
              Financing Project), Alameda County Public Facilities Corporation, 6.000%,
              9/01/21

 3,000,000   County of Alameda, California, 1998 Certificates of Participation, Alameda       6/03 at 101         AAA     3,045,240
              County Medical Center Project, 5.300%, 6/01/26

 20,000,000  Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim Public         No Opt. Call         AAA     3,493,000
              Improvements Project), Senior Lease Revenue Bonds, 1997 Series C, 0.000%,
              9/01/32

 1,225,000   Redevelopment Agency of the City of Barstow, Central Redevelopment Project      No Opt. Call         AAA     1,544,566
               Tax Allocation Bonds, 1994 Series A, 7.000%, 9/01/14

 7,005,000   Big Bear Lake Financing Authority (San Bernardino County, California),           8/05 at 102         AAA     7,922,865
              1995 Tax Allocation Refunding Revenue Bonds, 6.300%, 8/01/25

   225,000   California Public Capital Improvements Financing Authority (A Joint Powers   3/99 at 101 1/2         AAA       229,291
              Agency), Revenue Bonds (Pooled Projects), Series 1988B, 8.100%, 3/01/18

 6,990,000   Chino Unified School District, Certificates of Participation (1995 Master        9/05 at 102         AAA     7,794,899
              Lease Program), 6.125%, 9/01/26

   850,000   Redevelopment Agency of the City of Concord, Central Concord                     7/99 at 101         AAA       872,823
              Redevelopment Project,Tax Allocation Bonds, Series 1988-2, 7.875%,
              7/01/07

 5,795,000   Dinuba Joint Unified School District (Tulare County, California),                2/05 at 100         AAA     5,819,803
              Certificates of Participation (1998 Financing Project), 5.100%, 2/01/28

 3,865,000   Fallbrook Sanitary District (San Diego County, California), 1991                 2/01 at 100         AAA     4,072,666
              Certificates of Participation (Wastewater Facilities Refunding Project),
              6.600%, 2/01/13

 2,500,000   Fontana Public Financing Authority (San Bernardino County, California),          9/00 at 102         AAA     2,679,475
              Tax Allocation Revenue Bonds (North Fontana Redevelopment Project), 1990
              Series A, 7.000%, 9/01/10

 3,000,000   Gilroy Unified School District, Santa Clara County, California,                  9/04 at 102         AAA     3,367,350
              Certificates of Participation, Series of 1994, 6.250%, 9/01/12

 1,000,000   La Quinta Redevelopment Agency, La Quinta Redevelopment Project, Tax            No Opt. Call         AAA     1,286,990
              Allocation Refunding Bonds, Series 1994 (Project Area No.1), 7.300%,
              9/01/12

 1,500,000   Lancaster Housing Authority (California), Lease Refunding Revenue Bonds          4/08 at 102         AAA     1,470,495
              (Brierwood Mobile Home Park Project), Issue of 1999, 5.000%, 4/01/24

 3,000,000   County of Los Angeles, Certificates of Participation (1998 Disney Parking        9/08 at 101         AAA     2,889,690
              Refunding Project), 4.750%, 3/01/23

 1,750,000   Manteca Financing Authority (California), Tax Allocation Revenue Bonds,         10/08 at 102         AAA     1,762,880
              Series 1998, 5.100%, 10/01/26

 7,040,000   Norwalk Community Facilities Financing Authority (Los Angeles County,            9/05 at 102         AAA     7,840,166
              California), Tax Allocation Refunding Revenue Bonds, 1995 Series A, 6.050%,
              9/01/25

 8,500,000   County of Orange, California, 1996 Recovery Certificates of Participation,       7/06 at 102         AAA     9,308,435
              Series A, 6.000%, 7/01/26

 8,000,000   Pomona Public Financing Authority (California), 1998 Refunding Revenue           2/08 at 102         AAA     7,931,280
              Bonds, Series W (Southwest Pomona Redevelopment Project), 5.000%, 2/01/30

 1,750,000   County of Riverside Asset Leasing Corporation, Leasehold Revenue Bonds,          6/12 at 101         AAA     1,925,280
              1997 Series B (County of Riverside Hospital Project), 5.700%, 6/01/16

 2,000,000   City of San Diego, California, Convention Center Expansion Financing            10/08 at 101         AAA     1,922,200
             Authority, Lease Revenue Bonds, Series 1998A, 4.750%, 4/01/28

             Redevelopment Agency of the City and County of San Francisco, Lease Revenue
             Bonds, Series 1994 (George R. Moscow Convention Center):
 2,250,000     6.800%, 7/01/19                                                                7/04 at 102         AAA     2,578,050
 1,000,000     6.750%, 7/01/24                                                                7/04 at 102         AAA     1,143,420

 2,250,000   Redevelopment Agency of the City of San Jose (California), Merged Area           2/04 at 102         AAA     2,158,515
              Redevelopment Project, Tax Allocation Bonds, Series 1993, 4.750%, 8/01/24

 3,000,000   Redevelopment Agency of the City of San Jose (California), Merged Area           8/08 at 101         AAA     2,881,020
              Redevelopment Project, Tax Allocation Bonds, Series 1999, 4.750%, 8/01/29

                  Portfolio of Investments
                  Nuveen California Insured Municipal Bond Fund (continued) February 28, 1999


 Principal                                                                                  Optional Call               Market
    Amount   Description                                                                      Provisions*   Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------
             Transportation - 3.6%

$1,455,000   City of Palm Springs Financing Authority (California), Airport Revenue           1/08 at 102         AAA   $ 1,512,152
              Bonds (Palm Springs Regional Airport), Series 1998, 5.500%, 1/01/28
              (Alternative Minimum Tax)

 5,000,000   Airports Commission, City and County of San Francisco, California, San           5/06 at 101         AAA     5,222,700
              Francisco International Airport, Second Series Revenue Bonds, Issue
              13B, 5.625%, 5/01/21 (Alternative Minimum Tax)

 2,000,000   Southern California Rapid Transit District, Certificates of Participation    1/01 at 102 1/2         AAA     2,190,940
              (Workers Compensation Funding Program), 7.500%, 7/01/05
------------------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 26.6%

 7,000,000   City of Big Bear Lake, California, 1992 Water Revenue Refunding Bonds,           4/02 at 102         AAA     7,727,650
              6.375%, 4/01/22 (Pre-refunded to 4/01/02)

 3,525,000   Brea Public Financing Authority (Orange County, California), 1991 Tax            8/01 at 102         AAA     3,899,672
              Allocation Revenue Bonds, Series A (Redevelopment Project AB), 7.000%,
              8/01/15 (Pre-refunded to 8/01/01)

 3,000,000   Calaveras County Water District (California), Certificates of                    5/01 at 102         AAA     3,286,800
              Participation (1991 Ebbetts Pass Water System Improvements Project),
              6.900%, 5/01/16 (Pre-refunded to 5/01/01)

 1,000,000   California Educational Facilities Authority, Revenue Bonds (Pepperdine          11/00 at 102         AAA     1,086,430
              University), Series 1990, 7.200%, 11/01/15 (Pre-refunded to 11/01/00)

 5,000,000   State Public Works Board of the State of California, Lease Revenue Bonds         9/00 at 102         AAA     5,386,450
              (Department of Corrections), 1990 Series A (State Prison-Madera County),
              7.000%, 9/01/09 (Pre-refunded to 9/01/00)

 2,000,000   East Bay Municipal Utility District (Alameda and Contra Costa Counties,          6/00 at 102         AAA     2,148,440
              California), Water System Subordinated Revenue Bonds, Series 1990, 7.500%,
              6/01/18 (Pre-refunded to 6/01/00)

 2,000,000   Eastern Municipal Water District (Riverside County, California), Water and       7/01 at 102         AAA     2,184,400
              Sewer Revenue Bonds, Certificates of Participation, Series 1991, 6.500%,
              7/01/20 (Pre-refunded to 7/01/01)

 2,000,000   The City of Los Angeles (California), Los Angeles Convention and Exhibition      8/00 at 102         AAA     2,151,300
              Center, Certificates of Participation, 1990 Series, 7.000%, 8/15/21
              (Pre-refunded to 8/15/00)

 5,000,000   Los Angeles County Transportation Commission (California), Proposition           7/02 at 102         AAA     5,532,100
              C Sales Tax Revenue Bonds, Second Senior Bonds, Series 1992-A, 6.250%,
              7/01/13 (Pre-refunded to 7/01/02)

 9,500,000   Modesto Irrigation District Financing Authority, Domestic Water Project          9/02 at 102         AAA    10,497,595
              Revenue Bonds, Series 1992A, 6.125%, 9/01/19 (Pre-refunded to 9/01/02)

 2,500,000   Mt. Diablo Hospital District, Insured Hospital Revenue Bonds, 1990 Series       12/00 at 102         AAA     2,756,650
              A, 8.000%, 12/01/11 (Pre-refunded to 12/01/00)

 2,000,000   Mt. Diablo Unified School District, Community Facilities District No. 1,         8/00 at 102         AAA     2,149,720
              Special Tax Bonds, Series 1990 (Contra Costa County, California), 7.050%,
              8/01/20 (Pre-refunded to 8/01/00)

 2,000,000   Redevelopment Agency of the City of Pittsburg, California, Los Medanos           8/01 at 103         AAA     2,237,740
              Community Development Project, Tax Allocation Bonds, Series 1991, 7.150%,
              8/01/21 (Pre-refunded to 8/01/01)

             County of Riverside,California (1994 Desert Justice Facility Project),
              Certificates of Participation:
 3,600,000    6.000%, 12/01/17 (Pre-refunded to 12/01/04)                                    12/04 at 101         AAA     4,070,160
 2,500,000    6.250%, 12/01/21 (Pre-refunded to 12/01/04)                                    12/04 at 101         AAA     2,858,750

 3,000,000   Sacramento Municipal Utility District (California), Electric Revenue Bonds,      9/01 at 102         AAA     3,291,540
              1991 Series Y, 6.500%, 9/01/21 (Pre-refunded to 9/01/01)

 2,500,000   San Bernardino County Transportation Authority, Sales Tax Revenue Bonds          3/02 at 102         AAA     2,770,900
              (Limited Tax Bonds), 1992 Series A, 6.000%, 3/01/10

 2,000,000   San Diego Regional Building Authority (California), Lease Revenue Bonds,         1/00 at 102         AAA     2,110,260
              Series 1990A (San Miguel Consolidated Fire Protection District Project),
              General Obligation Bonds, 7.250%, 1/01/20 (Pre-refunded to 1/01/00)
------------------------------------------------------------------------------------------------------------------------------------
             Utilities - 1.3%

 3,000,000   City of Shasta Lake, 1996-2 Certificates of Participation, 6.000%, 4/01/16       4/05 at 102         AAA     3,302,669


    Principal                                                                              Optional Call                     Market
       Amount   Description                                                                  Provisions*    Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 2.2%

 $  5,000,000   City of Vallejo Refunding Revenue Bonds, 1996 Series A (Water Improvement    5/06 at 102          AAA  $  5,462,699
                 Project), 5.875%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
 $258,585,000   Total Investments - (cost $225,424,215) - 99.3%                                                         246,723,116
------------------------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 0.8%

    1,000,000   California Health Facilities Financing Authority (Sutter/CHS), Variable                        VMIG-1     1,000,000
                 Rate Demand Bonds, 3.100%, 7/01/22+

     500,000    California Health Facilities Financing Authority, St. Joseph Health System,                    VMIG-1       500,000
                 Series B, Variable Rate Demand Bonds, 3.100%, 7/01/13+

     600,000    Irvine Ranch, California, Water District Number 182, Series A, Variable Rate                      N/R       600,000
                 Demand Bonds, 3.000%, 11/15/13+
------------------------------------------------------------------------------------------------------------------------------------
 $ 2,100,000   Total Temporary Investments - 0.8%                                                                        2,100,000
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.1)%                                                                     (276,147)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $248,546,969
                --------------------------------------------------------------------------------------------------------------------

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

N/R  Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index. 13

                                 See accompanying notes to financial statements.
13

Statement of Net Assets
February 28, 1999

                                                                                                                         California
                                                                                                     California             Insured
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                                   $    271,803,953      $ 246,723,116
Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)                                               --           2,100,000
Receivables:
   Interest                                                                                            4,761,402          3,564,179
   Investments sold                                                                                    1,241,075             15,000
   Shares sold                                                                                           180,332             52,869
Other assets                                                                                               2,372              2,153
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                   277,989,134        252,457,317
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                           263,485          2,979,913
Payables:
   Investments purchased                                                                               2,188,989                 --
   Shares redeemed                                                                                       171,104             93,681
Accrued expenses:
   Management fees (note 6)                                                                              114,239            103,502
   12b-1 distribution and service fees (notes 1 and 6)                                                    16,590             17,257
   Other                                                                                                 153,209            142,569
Dividends payable                                                                                        697,808            573,426
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                3,605,424          3,910,348
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                            $     274,383,710     $  248,546,969
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares (note 1)
Net assets                                                                                     $      36,568,137     $   47,300,015
Shares outstanding                                                                                     3,356,801          4,261,585
Net asset value and redemption price per share                                                 $           10.89     $        11.10
Offering price per share (net asset value per share plus
   maximum sales charge of 4.20% of offering price)                                            $           11.37     $        11.59
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares (note 1)
Net assets                                                                                     $       7,353,438     $    8,825,220
Shares outstanding                                                                                       675,433            794,663
Net asset value, offering and redemption price per share                                       $           10.89     $        11.11
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares (note 1)
Net assets                                                                                     $      10,352,802     $    6,993,807
Shares outstanding                                                                                       950,176            634,277
Net asset value, offering and redemption price per share                                       $           10.90     $        11.03
------------------------------------------------------------------------------------------------------------------------------------
Class R Shares (note 1)
Net assets                                                                                     $     220,109,333     $  185,427,927
Shares outstanding                                                                                    20,175,234         16,732,011
Net asset value, offering and redemption price per share                                       $           10.91    $         11.08
------------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended February 28,1999


                                                                                                                          California
                                                                                                      California             Insured
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                          $ 15,339,514        $ 13,596,037
------------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                                               1,418,730           1,308,079
12b-1 service fees - Class A (notes 1 and 6)                                                              66,499              81,099
12b-1 distribution and service fees - Class B (notes 1 and 6)                                             45,809              63,652
12b-1 distribution and service fees - Class C (notes 1 and 6)                                             50,148              40,061
Shareholders' servicing agent fees and expenses                                                          178,624             173,765
Custodian's fees and expenses                                                                             67,632              69,262
Trustees' fees and expenses (note 6)                                                                       5,853               5,758
Professional fees                                                                                         21,268              24,661
Shareholders' reports - printing and mailing expenses                                                    133,483             142,800
Federal and state registration fees                                                                       10,413               6,862
Portfolio insurance expense                                                                                   --              27,531
Other expenses                                                                                            10,642               9,265
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                         2,009,101           1,952,795
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                 13,330,413          11,643,242
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments Net realized gain from
investment transactions (notes 1 and 4)                                                                1,031,974             258,361
Net change in unrealized appreciation or depreciation of investments                                    (600,160)            847,868
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                                431,814           1,106,229
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                          $ 13,762,227        $ 12,749,471
------------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                       Statement of Changes in Net Assets

                                                                        California                         California Insured
                                                            --------------------------------        -------------------------------
                                                              Year Ended          Year Ended          Year Ended         Year Ended
                                                                 2/28/99             2/28/98             2/28/99            2/28/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                       $ 13,330,413        $ 12,708,032    $     11,643,242      $  11,606,206
Net realized gain from investment transactions
   (notes 1 and 4)                                             1,031,974           1,652,819             258,361            397,413
Net change in unrealized appreciation or depreciation
   of investments                                               (600,160)          6,514,334             847,868          7,234,230
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    13,762,227          20,875,185          12,749,471         19,237,849
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1) From undistributed
 net investment income:
   Class A                                                    (1,620,887)         (1,232,871)         (1,920,349)        (1,598,593)
   Class B                                                      (200,523)            (42,742)           (263,828)           (46,061)
   Class C                                                      (290,569)            (75,261)           (221,918)          (105,268)
   Class R                                                   (11,079,070)        (11,366,137)         (9,255,409)        (9,979,949)
 From accumulated net realized gains from investment
  transactions:
   Class A                                                      (153,240)            (87,570)            (20,898)                --
   Class B                                                       (28,610)             (5,059)             (3,919)                --
   Class C                                                       (32,763)             (6,498)             (2,848)                --
   Class R                                                      (951,059)           (740,517)            (89,451)                --
 In excess of net realized gains from investment
  transactions:
   Class A                                                            --                  --             (10,300)                --
   Class B                                                            --                  --              (1,931)                --
   Class C                                                            --                  --              (1,404)                --
   Class R                                                            --                  --             (44,092)                --
------------------------------------------------------------------------------------------------------------------------------------
 Decrease in net assets from distributions to shareholders   (14,356,721)        (13,556,655)        (11,836,347)       (11,729,871)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                              35,479,670          20,926,474          32,926,505         21,520,216
Net proceeds from shares issued to shareholders due
   to reinvestment of distributions                            8,761,391           8,485,646           6,965,808          6,962,594
------------------------------------------------------------------------------------------------------------------------------------
                                                              44,241,061          29,412,120          39,892,313         28,482,810
Cost of shares redeemed                                      (21,081,364)        (20,738,805)        (26,208,534)       (26,910,270)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions       23,159,697           8,673,315          13,683,779          1,572,540
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                    22,565,203          15,991,845          14,596,903          9,080,518
Net assets at the beginning of year                          251,818,507         235,826,662         233,950,066        224,869,548
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                               $274,383,710        $251,818,507       $ 248,546,969     $  233,950,066
------------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end
  of year                                                   $    186,855        $     47,491       $      34,491     $       52,753
------------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Notes to Financial Statements



1. General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1999, the Funds had no such outstanding purchase commitments.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income and net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state personal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Insurance
California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1999.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.
Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                            California
                                                   -----------------------------------------------------
                                                      Year Ended 2/28/99            Year Ended 2/28/98
                                                   -------------------------      ----------------------
                                                      Shares         Amount         Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,071,388    $11,687,908        915,709    $9,841,798
  Class B                                            501,459      5,481,597        212,762     2,283,446
  Class C                                            623,022      6,803,964        296,470     3,221,754
  Class R                                          1,052,596     11,506,201        518,547     5,579,476
Shares issued to shareholders due to
 reinvestment of distributions:
  Class A                                             91,191        997,733         69,581       747,090
  Class B                                              7,826         85,655          2,378        25,787
  Class C                                             12,131        132,788          5,538        59,609
  Class R                                            688,652      7,545,215        712,546     7,653,160
--------------------------------------------------------------------------------------------------------
                                                   4,048,265     44,241,061      2,733,531    29,412,120
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (474,337)    (5,180,644)      (260,273)   (2,797,462)
  Class B                                            (46,662)      (508,896)        (2,330)      (25,080)
  Class C                                            (57,000)      (622,658)       (24,707)     (263,332)
  Class R                                         (1,351,198)   (14,769,166)    (1,648,255)  (17,652,931)
--------------------------------------------------------------------------------------------------------
                                                  (1,929,197)   (21,081,364)    (1,935,565)  (20,738,805)
--------------------------------------------------------------------------------------------------------
Net increase                                       2,119,068    $23,159,697        797,966    $8,673,315
========================================================================================================
                                                                    California Insured
                                                   -----------------------------------------------------
                                                      Year Ended 2/28/99            Year Ended 2/28/98
                                                   -------------------------      ----------------------
                                                      Shares         Amount         Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,478,042    $16,416,739        994,327   $10,714,535
  Class B                                            559,676      6,191,761        270,416     2,948,439
  Class C                                            396,536      4,367,453        157,741     1,703,167
  Class R                                            537,388      5,950,552        570,721     6,154,075
Shares issued to shareholders due to
 reinvestment of distributions:
  Class A                                             92,518      1,026,442         79,157       857,036
  Class B                                              7,358         81,754            776         8,517
  Class C                                             14,226        156,701          6,626        71,396
  Class R                                            514,952      5,700,911        558,410     6,025,645
--------------------------------------------------------------------------------------------------------
                                                   3,600,696     39,892,313      2,638,174    28,482,810
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (582,791)    (6,459,540)      (378,368)   (4,074,693)
  Class B                                            (40,526)      (449,360)        (3,037)      (33,002)
  Class C                                            (70,267)      (773,501)       (32,339)     (350,263)
  Class R                                         (1,675,268)   (18,526,133)    (2,084,046)  (22,452,312)
--------------------------------------------------------------------------------------------------------
                                                  (2,368,852)   (26,208,534)    (2,497,790)  (26,910,270)
--------------------------------------------------------------------------------------------------------
Net increase                                       1,231,844    $13,683,779        140,384    $1,572,540
========================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 1, 1999, to shareholders of record on March 9, 1999, as follows:

                                              California      California Insured
--------------------------------------------------------------------------------
 Dividend per share:
  Class A                                        $ .0450                 $ .0430
  Class B                                          .0385                   .0360
  Class C                                          .0400                   .0375
  Class R                                          .0470                   .0445
--------------------------------------------------------------------------------

----
19

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1999, were as follows:

                                              California      California Insured
--------------------------------------------------------------------------------
 Purchases:
  Investments in municipal securities      $ 105,414,564            $ 71,149,314
  Temporary municipal investments             36,200,000              34,840,000
 Sales:
  Investments in municipal securities         88,540,627              59,907,846
  Temporary municipal investments             36,600,000              34,040,000
--------------------------------------------------------------------------------

At February 28, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1999, were as follows:

                                           California      California Insured
--------------------------------------------------------------------------------
 Gross unrealized:
  appreciation                           $ 18,306,092            $ 21,305,700
  depreciation                               (250,379)                 (6,799)
--------------------------------------------------------------------------------
 Net unrealized appreciation             $ 18,055,713            $ 21,298,901
--------------------------------------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------

For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Advisor for overall investment advisory and administrative services, and general office facilities. The trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of California and .975 of 1% of the average daily net asset value of California Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 1999, the Distributor collected sales charges on purchases of Class A Shares of approximately $161,300 and $199,400 for California and California Insured, respectively, of which approximately $140,600 and $167,400, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 1999, the Distributor compensated authorized dealers directly with approximately $284,300 and $323,600 in commission advances at the time of purchase for California and California Insured, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 1999, the Distributor retained approximately $71,900 and $87,700 in such 12b-1 fees for California and California Insured, respectively. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $21,300 and $11,300 of CDSC on share redemptions for California and California Insured, respectively, during the fiscal year ended February 28, 1999.

----
20

7. Composition of Net Assets

At February 28, 1999, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                             California      California Insured
----------------------------------------------------------------------------------------------------------------
 Capital paid-in                                                          $ 256,057,630           $ 227,271,304
 Balance of undistributed net investment income                                 186,855                  34,491
 Accumulated net realized gain (loss) from investment transactions               83,512                      --
 Distributions in excess of net realized gains from investment
  transactions                                                                       --                 (57,727)
 Net unrealized appreciation of investments                                  18,055,713              21,298,901
----------------------------------------------------------------------------------------------------------------
 Net assets                                                               $ 274,383,710           $ 248,546,969
----------------------------------------------------------------------------------------------------------------

----
21

                              Financial Highlights

   Selected data for a share outstanding throughout each period is as follows:


Class (Inception Date)
                               Investment Operations              Less Distributions
                          ------------------------------       ------------------------
                                             Net
CALIFORNIA                             Realized/
                                      Unrealized
                Beginning        Net     Invest-                   Net                     Ending
                      Net    Invest-        ment               Invest-                        Net
Year Ended          Asset       ment        Gain                  ment  Capital             Asset     Total
February 28/29,     Value Income (a)      (Loss)   Total        Income    Gains   Total     Value Return (b)
-------------------------------------------------------------------------------------------------------------
Class A (9/94)
      1999        $ 10.91      $ .54       $ .03   $ .57        $ (.54)   $(.05) $ (.59)  $ 10.89      5.28%
      1998          10.58        .55         .37     .92          (.55)    (.04)   (.59)    10.91      8.87
      1997          10.58        .55        (.01)    .54          (.54)      --    (.54)    10.58      5.29
      1996          10.10        .55         .47    1.02          (.54)      --    (.54)    10.58     10.36
      1995 (c)      10.21        .27        (.03)    .24          (.28)    (.07)   (.35)    10.10      2.52
Class B (3/97)
      1999          10.92        .47         .01     .48          (.46)    (.05)   (.51)    10.89      4.44
      1998 (c)      10.56        .46         .41     .87          (.47)    (.04)   (.51)    10.92      8.39
Class C (9/94)
      1999          10.92        .49         .02     .51          (.48)    (.05)   (.53)    10.90      4.70
      1998          10.58        .49         .38     .87          (.49)    (.04)   (.53)    10.92      8.36
      1997          10.58        .47        (.01)    .46          (.46)      --    (.46)    10.58      4.53
      1996          10.10        .47         .47     .94          (.46)      --    (.46)    10.58      9.53
      1995 (c)      10.04        .22         .13     .35          (.22)    (.07)   (.29)    10.10      3.71
Class R (7/86)
      1999          10.93        .56         .03     .59          (.56)    (.05)   (.61)    10.91      5.50
      1998          10.61        .57         .36     .93          (.57)    (.04)   (.61)    10.93      8.99
      1997          10.60        .57         .01     .58          (.57)      --    (.57)    10.61      5.67
      1996          10.13        .58         .46    1.04          (.57)      --    (.57)    10.60     10.54
      1995          10.74        .58        (.53)    .05          (.59)    (.07)   (.66)    10.13       .78
-------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                         Ratio/Supplemental Date
                 --------------------------------------------------------------------------------
                                                   Ratio                      Ratio
                                                  of Net                     of Net
                                  Ratio of    Investment     Ratio of    Investment
CALIFORNIA                        Expenses        Income     Expenses     Income to
                                to Average    to Average   to Average       Average
                   Ending       Net Assets    Net Assets   Net Assets    Net Assets
                      Net           Before        Before        After         After     Portfolio
Year Ended         Assets       Reimburse-    Reimburse-   Reimburse-    Reimburse-      Turnover
February 28/29,     (000)             ment          ment     ment (a)      ment (a)          Rate
-------------------------------------------------------------------------------------------------
Class A (9/94)
      1999       $ 36,568              .90%         4.97%         .90%         4.97%          34%
      1998         29,125              .90          5.11          .90          5.11           45
      1997         20,571              .94          5.16          .94          5.16           74
      1996         12,709             1.00          5.23          .96          5.27           36
      1995 (c)      3,146             1.41*         5.40*        1.00*         5.81*          32
Class B (3/97)
      1999          7,353             1.65          4.23         1.65          4.23           34
      1998 (c)      2,324             1.66*         4.31*        1.66*         4.31*          45
Class C (9/94)
      1999         10,353             1.45          4.43         1.45          4.43           34
      1998          4,061             1.45          4.56         1.45          4.56           45
      1997          1,003             1.67          4.44         1.67          4.44           74
      1996            684             1.84          4.39         1.71          4.52           36
      1995 (c)        200             2.41*         4.37*        1.75*         5.03*          32
Class R (7/86)
      1999        220,109              .71          5.16          .71          5.16           34
      1998        216,309              .70          5.31          .70          5.31           45
      1997        214,253              .70          5.41          .70          5.41           74
      1996        216,390              .71          5.53          .71          5.53           36
      1995        208,080              .71          5.83          .71          5.83           32
-------------------------------------------------------------------------------------------------

*    Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized for periods less than one year.

(c)  From commencement of class operations as noted.

----
22

                                Investment Operations                   Less Distributions
                          -----------------------------------       ---------------------------
                                                Net
CALIFORNIA INSURED                        Realized/
                                         Unrealized
                Beginning        Net        Invest-                     Net                         Ending
                      Net    Invest-           ment                 Invest-                            Net
Year Ended          Asset       ment           Gain                    ment  Capital                 Asset        Total
February 28/29,     Value Income (a)         (Loss)     Total        Income    Gains      Total      Value    Return (b)
------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
      1999       $ 11.06       $ .52          $ .06    $  .58        $ (.53) $  (.01)**   $(.54)   $ 11.10         5.31%
      1998         10.70         .54            .36       .90          (.54)      --       (.54)     11.06         8.66
      1997         10.76         .55           (.08)      .47          (.53)      --       (.53)     10.70         4.57
      1996         10.25         .53            .51      1.04          (.53)      --       (.53)     10.76        10.32
      1995 (c)     10.22         .26            .07       .33          (.27)    (.03)      (.30)     10.25         3.33
Class B (3/97)
      1999         11.06         .44            .06       .50          (.44)    (.01)**    (.45)     11.11         4.61
      1998 (c)     10.67         .45            .40       .85          (.46)      --       (.46)     11.06         8.13
Class C (9/94)
      1999         10.98         .46            .06       .52          (.46)    (.01)**    (.47)     11.03         4.81
      1998         10.63         .47            .35       .82          (.47)      --       (.47)     10.98         7.96
      1997         10.67         .46           (.05)      .41          (.45)      --       (.45)     10.63         3.99
      1996         10.15         .45            .51       .96          (.44)      --       (.44)     10.67         9.67
      1995 (c)     10.06         .21            .13       .34          (.22)    (.03)      (.25)     10.15         3.45
Class R (7/86)
      1999         11.04         .54            .06       .60          (.55)    (.01)**    (.56)     11.08         5.49
      1998         10.68         .56            .36       .92          (.56)      --       (.56)     11.04         8.86
      1997         10.74         .56           (.07)      .49          (.55)      --       (.55)     10.68         4.81
      1996         10.23         .56            .50      1.06          (.55)      --       (.55)     10.74        10.63
      1995         10.67         .56           (.41)      .15          (.56)    (.03)      (.59)     10.23         1.68

                                           Ratios/Supplemental Data
                     ----------------------------------------------------------------------------
                                                     Ratio                      Ratio
                                                    of Net                     of Net
                                     Ratio of   Investment     Ratio of    Investment
CALIFORNIA                           Expenses       Income     Expenses     Income to
INSURED                            to Average   to Average   to Average       Average
                      Ending       Net Assets   Net Assets   Net Assets    Net Assets
                         Net           Before       Before        After         After   Portfolio
Year Ended            Assets       Reimburse-   Reimburse-   Reimburse-    Reimburse-    Turnover
February 28/29,        (000)             ment         ment     ment (a)      ment (a)        Rate
-------------------------------------------------------------------------------------------------
Class A (9/94)
      1999           $47,300              .93%        4.72%         .93%         4.72%         25%
      1998            36,203              .90         4.93          .90          4.93          26
      1997            27,598              .94         5.05          .94          5.05          51
      1996            17,250              .98         4.99          .97          5.00          38
      1995 (c)         4,753             1.24*        5.26*        1.05*         5.45*         25
Class B (3/97)
      1999             8,825             1.68         3.96         1.68          3.96          25
      1998 (c)         2,967             1.66*        4.16*        1.66*         4.16*         26
Class C (9/94)
      1999             6,994             1.48         4.17         1.48          4.17          25
      1998             3,226             1.45         4.37         1.45          4.37          26
      1997             1,719             1.67         4.32         1.67          4.32          51
      1996             1,040             1.74         4.23         1.71          4.26          38
      1995 (c)           222             2.44*        4.05*        1.80*         4.69*         25
Class R (7/86)
      1999           185,428              .74         4.92          .74          4.92          25
      1998           191,554              .70         5.14          .70          5.14          26
      1997           195,553              .69         5.30          .69          5.30          51
      1996           205,642              .70         5.29          .70          5.29          38
      1995           198,928              .70         5.60          .70          5.60          25
-------------------------------------------------------------------------------------------------

*    Annualized.

** The amounts shown include distributions in excess of capital gains of $.003 per share.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized for periods less than one year.

(c)  From commencement of class operations as noted.

----
23

          Report of Independent Public Accountants


          To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:


          We have audited the accompanying statements of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen California and California Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II as of February 28, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.




          ARTHUR ANDERSEN LLP

          Chicago, Illinois
          April 12, 1999

----
24

Fund Information




Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

----
25

Serving Investors for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com



                                                                      VAN-3-2-99

NUVEEN
Municipal
Bond Funds


February 28, 1999

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.



[PHOTO APPEARS HERE]



Connecticut

Massachusetts

Massachusetts
Insured


    Contents
 1  Dear Shareholder
 3  Connecticut Portfolio
    Manager's Comments
 4  Connecticut Performance Overview
 5  Massachusetts Portfolio
    Manager's Comments
 6  Massachusetts Performance Overview
 7  Massachusetts Insured
    Performance Overview
 8  Portfolio of Investments
22  Statement of Net Assets
23  Statement of Operations
24  Statement of Changes in Net Assets
25  Notes to Financial Statements
29  Financial Highlights
32  Report of Independent
    Public Accountants
33  Fund Information

Dear Shareholder


[Photo of Timothy R. Schwertfeger Appears Here]

Timothy R. Schwertfeger
Chariman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.


I'm pleased to announce that over the past 12 months, the Nuveen Mutual Funds covered in this report have continued to meet their primary objectives of providing you with attractive levels of tax-free income and after-tax total returns. The combination of these two factors demonstrates once again that Nuveen's municipal bond funds can serve as excellent investment options for income oriented investors seeking tax efficient investments.

The Year in Review

The past 12 months were marked by periods of market volatility both at home and abroad, as the financial crisis that began in Asia spread to emerging markets and impacted economies around the globe. Investors responded to market uncertainties by seeking a haven in more conservative investments, such as municipal bond funds. Finally, to avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve stepped in and eased short-term interest rates for the first time in almost three years. Between the end of September and mid-November 1998, three successive rate cuts brought the federal funds rate to 4.75%.

Throughout 1998, the U.S. economy exhibited more strength than had been expected. Current conditions indicate that this momentum could continue. One of the chief factors in achieving today's peaceful coexistence of economic growth and low inflation has been improved productivity. In the months ahead, we will continue to watch this and other factors that affect the economy's future, including corporate earnings reports, wage and employment statistics, the strength of the U.S. dollar, events in international markets, and any further interest rate indications from the Federal Reserve. We believe these key components will influence the outlook for fixed-income markets well into the next century.

Municipal Bonds: A Compelling Value

During the past year, rising bond prices, spurred in part by demand from international and conservative investors, drove yields on 30-year Treasuries to historic lows, even below 5% at times. Over this period, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, fell seven basis points from 5.36% to 5.29% versus the 34-point drop in Treasury yields. At the end of February 1999, the ratio of long-term municipal yields measured against 30-year Treasury yields stood at 95%, compared with the more typical range of 86-87%. Over the past eight

"Year to date, municipal bonds have continued to outperform Treasuries on a yield basis in 1999."


months, this ratio reached as high as 104%. For investors, this meant that quality long-term municipal bonds offered almost the same yield as Treasury bonds with comparable maturities even before the tax advantages of municipal bonds were taken into account. On an after-tax basis, municipal bonds presented an exceptionally attractive investment option relative to Treasuries.

In the municipal market, low interest rates and the strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997. In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion. Year to date, municipal bonds have continued to outperform Treasuries on a yield basis in 1999. There are two reasons for this. For starters, municipal supply declined 30% in the first quarter of 1999 when compared to the first quarter of 1998, which made the bonds that were brought to market very attractive. The second factor involved a drop-off in demand for Treasuries by foreign investors. As the global economic turmoil subsided during the first quarter of 1999, so did the interest in the U.S. Treasury market.

The continued strength of the U.S. economy also produced improvements in the fundamental health of many municipalities and boosted the overall credit quality of municipal bonds. In 1998, issues upgraded by Moody's outnumbered downgrades by a margin of 4 to 1, while the comparable ratio at Standard & Poor's was more than 2 to 1.

Nuveen Expertise is Key

The solid track record of a proven investment manager is one key to taking advantage of the exceptional values currently available in the municipal market. The near-record level of municipal issuance in 1998, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong group of investment managers experts in their particular areas of the market to provide you with the advantage of their experience and insights. In addition to Nuveen Advisory Services for tax-free investing, you and your adviser can rely on Institutional Capital Corporation for value-oriented equity investing and Rittenhouse Financial Services, Inc. for growth-oriented equity investing. For more information on these funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security. We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.

Sincerely,


/s/Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 15, 1999

Nuveen Flagship Connecticut Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Rick Huber discusses fund performance, the municipal market, and key investment strategies for the Connecticut fund for the fiscal year ended February 28, 1999.



What economic factors affected Connecticut's municipal bond market?

Although the state's economy continued to lag the nation's in some indicators such as job growth, the gap is narrowing. No longer heavily reliant on manufacturing and the defense industry, Connecticut's fastest growing industry is gaming, followed by financial services and healthcare. In terms of personal income, Connecticut continues to be the nation's wealthiest state.

As a result, demand for municipal bonds was high, while the supply was limited. Total issuance during the fiscal year was $3.4 billion, about one-tenth the issuance in New York.

How did the Fund perform during the past year?

For the one-year period ended February 28, 1999, the total return* for Class A shares on net asset value for the Nuveen Flagship Connecticut Municipal Bond Fund was 5.51%. The taxable-equivalent total return** for Class A shares on net asset value was 8.11%. In comparison, the unmanaged Lehman Brothers Municipal Bond Index produced a total return of 6.15%. This index includes a broad range of investment-grade or insured municipal bonds and does not reflect expenses.

* Total return is the sum of the fund's income and capital gains distributions plus price changes in the underlying bond portfolio.

** Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

   See your Fund's Performance Overview in this report for more information.

Over the past year, interest rates remained relatively stable. In this environment, the Fund's duration (the measurement of a bond fund's price volatility in response to interest rate changes) played a smaller, though still significant role in determining the Fund's total return performance relative to the municipal market. In contrast, other factors such as portfolio credit quality, sector weightings, call protection, and bond selection had a larger-than-usual impact on the Fund's performance.

What key strategies were used over the course of the year?

We continued to maintain very high credit quality in the portfolio, with more than half of the bonds rated AAA, as of February 28, 1999. While still meeting Nuveen research's quality standards, about ten percent of the fund was rated BBB or was nonrated. Of the bonds that were issued in Connecticut during the year, a high percentage of them were insured. Some of the most attractive bond issues were in the healthcare area, where yields have been higher, reflecting national concerns about levels of Medicare reimbursement and the impact of managed care. Most of these bonds were insured, which boosted their credit rating to AAA.

The low level of Connecticut supply prevented us from investing solely in Connecticut bonds. To keep the fund fully invested, we increased our holdings in Puerto Rico bonds, which are also exempt from federal, state, and local taxes in Connecticut. Our management team selected extremely liquid and actively traded Puerto Rico bonds that can be sold when attractive opportunities in the Connecticut market reappear.

What is your outlook?

Given the scarcity of municipal supply in Connecticut, the value of our research team to uncover good values will be very important. Nuveen's research department has the capability to look for pockets of opportunity that a retail investor or another institutional investor might not find or even have access to. Our focus will continue to be on maintaining a stable dividend that is exempt from federal and state income taxes, while attempting to increase the duration of the fund, when possible, to maximize total return.

Nuveen Flagship Connecticut Municipal Bond Fund
Performance Overview
As of February 28, 1999

Monthly Tax-Free Dividends (Class A Shares)

[Graph Appears Here]
 3/98    .0450
 4/98    .0450
 5/98    .0450
 6/98    .0450
 7/98    .0445
 8/98    .0445
 9/98    .0445
10/98    .0445
11/98    .0445
12/98    .0445
 1/99    .0440
 2/99    .0440

Top 5 Sectors (as a % of total investments)

Education and Civic Organizations        17%
 ............................................
Tax Obligation/Limited                   16%
 ............................................
U.S. Guaranteed                          14%
 ............................................
Utilities                                13%
 ............................................
Healthcare                               12%
--------------------------------------------


Portfolio Statistics

Share Class                                                      A        B        C          R
-----------------------------------------------------------------------------------------------
Inception Date                                                7/87     2/97    10/93       2/97
 ...............................................................................................
Net Asset Value                                             $10.90   $10.88   $10.88   $  10.93
 ...............................................................................................
Total Net Assets ($000)                                                                $249,122
 ...............................................................................................
Average Weighted Maturity (Years)                                                         18.40
 ...............................................................................................
Modified Duration (Years)                                                                  6.16
-----------------------------------------------------------------------------------------------


Annualized Total Return/1/

Share Class                                        A(NAV)  A(Offer)       B        C          R
-----------------------------------------------------------------------------------------------
1-Year                                              5.51%     1.04%    4.77%    4.94%      5.83%
 ...............................................................................................
5-Year                                              6.06%     5.15%    5.37%    5.46%      6.20%
 ...............................................................................................
10-Year                                             7.53%     7.06%    7.06%    6.92%      7.60%
-----------------------------------------------------------------------------------------------

Index Comparison/2/

[Graph Appears Here]


          Nuveen Flagship           Nuveen Flagship
       Connecticut Municipal     Connecticut Municipal      Lehman Brothers
         Bond Fund (Offer)           Bond Fund (NAV)       Municipal Bond Index
-------------------------------------------------------------------------------
2/89          9,580                      10,000                   10,000
2/90         10,460                      10,918                   11,025
2/91         11,158                      11,648                   11,938
2/92         12,264                      12,801                   13,245
2/93         14,034                      14,650                   15,068
2/94         14,748                      15,395                   15,901
2/95         14,862                      15,513                   16,201
2/96         16,355                      17,072                   17,991
2/97         17,249                      18,005                   19,144
2/98         18,758                      19,580                   20,895
2/99         19,792                      20,660                   22,278

   Nuveen Flagship Connecticut Municipal Bond Fund (Offer) $19,792 Nuveen Flagship Connecticut Municipal Bond Fund (NAV) $20,660
   Lehman Brothers Municipal Bond Index $22,278

Past performance is not predictive of future results.

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses.

Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Tom Futrell discusses fund performance, the municipal market, and key investment strategies for the Massachusetts funds for the fiscal year ended February 28, 1999.



What economic factors affected Massachusetts' municipal bond market?

Massachusetts is the Northeast's strongest economy, fueled by high technology and financial services. Personal income growth outstripped the national economy, and the population is generally highly educated and relatively wealthy. Enabled by state budget surpluses of the past several years, the legislature and the Governor have cut various state taxes since 1997, thereby helping to diminish Massachusetts' reputation as a high-tax state.

Massachusetts continued to have a very vibrant municipal bond market. Demand was fueled by the abundance of high-income taxpayers, while the state's aging infrastructure generated plentiful supply. For example, the multi-billion dollar Central Artery Project issued bonds to take a road that is currently at ground level and move it underground, a hugely expensive process that will alleviate traffic in downtown Boston.

How did the Funds perform during the past year?

For the one year period ended February 28, 1999, the total return* for Class A shares on net asset value for the Nuveen Massachusetts Municipal Bond Fund was 5.05%. The total return for Class A shares on net asset value for the Nuveen Massachusetts Insured Municipal Bond Fund was 5.09%. The taxable-equivalent total returns** for Class A shares on net asset value for the Nuveen Massachusetts Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund were 7.82% and 7.72%, respectively. In comparison, the unmanaged Lehman Brothers Municipal Bond Index produced a total return of 6.15%; the Lehman Brothers Insured Municipal Bond Index generated a return of 6.25%. These indices include a broad range of investment-grade or insured municipal bonds and do not reflect expenses.

* Total return is the sum of the fund's income and capital gains distributions plus price changes in the underlying bond portfolio.

** Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

   See your Fund's Performance Overview in this report for more information.

Over the past year, interest rates remained relatively stable. In this environment, the Funds' duration (the measurement of a bond fund's price volatility in response to interest rate changes) played a smaller, though still significant role in determining the Funds' total return performance relative to the municipal market. In contrast, other factors such as portfolio credit quality, sector weightings, call protection, and bond selection had a larger-than-usual impact on the Funds' performance.

What key strategies were used over the course of the year?

Many bonds in each portfolio were issued several years ago when interest rates were much higher. As these bonds approach maturity, the duration of the funds shortens. In order to increase duration, our strategy has been to look for opportunities to sell older bonds that were reaching maturity or approaching their call dates and use the proceeds to buy new bonds with better call protection and longer maturities. At the same time, we attempted to maintain dividend stability and tried not to sell bonds with high yields, or where a large capital gain would result.

Most of the bonds that became available were either insured or carried very high credit ratings, thus offering little relative value to the funds' current holdings in terms of enhancing the portfolios' yield. One portfolio trade that represented particularly good value, however, was the purchase by the Nuveen Massachusetts Municipal Bond Fund of a bond issued by the Massachusetts Industrial Finance Authority Resource Recovery for the Ogden Haverhill project. This BBB rated bond financed a solid waste disposal facility managed by a subsidiary of Ogden Corporation, one of the industry's leaders. Another example of finding good value was the purchase by the insured fund of the Brandeis University bonds issued under the Massachusetts Health and Education Facilities Authority.

What is your outlook?

In the 1980s, Massachusetts had a turbulent economy. However, the state's economy has diversified significantly since then, and we believe that the current economy is insulated from the great volatility of past years.

Both funds in this report will continue to search for municipal bonds with good call protection and attractive yields exempt from federal and state income taxes. The Nuveen Massachusetts Municipal Bond Fund will continue to search for attractively priced, lower investment-grade bonds while the Nuveen Massachusetts Insured Municipal Bond Fund will continue to invest in Massachusetts' large supply of insured long-term municipal bonds. The value of our research team to uncover good values will continue to be very important. Nuveen's research department has the capability to look for pockets of opportunity that a retail investor or another institutional investor might not find or even have access to. Our focus will continue to be on maintaining a stable dividend that is exempt from federal and state income taxes, while attempting to increase the duration of the funds, when possible, to maximize total return.

Nuveen Massachusetts Municipal Bond Fund
Performance Overview
As of February 28, 1999

Monthly Tax-Free Dividends (Class A Shares)/1/

[Graph Appears Here]

3/98    .0435
4/98    .0435
5/98    .0435
6/98    .0435
7/98    .0420
8/98    .0420
9/98    .0420
10/98   .0420
11/98   .0420
12/98   .0420
1/99    .0405
2/99    .0405


Top 5 Sectors (as a % of total investments)

U.S. Guaranteed                         33%
 ...........................................
Housing/Multifamily                     13%
 ...........................................
Healthcare                              13%
 ...........................................
Tax Obligation/General                  10%
 ...........................................
Education and Civic Organizations       10%
-------------------------------------------



Portfolio Statistics

Share Class                                                     A          B        C         R
-----------------------------------------------------------------------------------------------
Inception Date                                               9/94       3/97    10/94     12/86
 ...............................................................................................
Net Asset Value                                            $10.07     $10.10   $10.02    $10.05
 ...............................................................................................
Total Net Assets ($000)                                                                 $97,806
 ...............................................................................................
Average Weighted Maturity (Years)                                                         16.60
 ...............................................................................................
Modified Duration (Years)                                                                  5.84
-----------------------------------------------------------------------------------------------

Annualized Total Return/2/

Share Class                                     A(NAV)    A(Offer)         B        C         R
------------------------------------------------------------------------------------------------
1-Year                                           5.05%       0.66%      4.40%    4.62%     5.36%
 ................................................................................................
5-Year                                           5.64%       4.73%      4.90%    4.92%     5.84%
 ................................................................................................
10-Year                                          7.37%       6.91%      6.75%    6.61%     7.61%
------------------------------------------------------------------------------------------------

Index Comparison/3/

[Graph Appears Here]

         Nuveen Massachusetts    Nuveen Massachusetts
           Municipal Bond           Municipal Bond        Lehman Brothers
            Fund (Offer)               Fund (NAV)       Municipal Bond Index
2/89           9,580                  10,000                   10,000
2/90          10,378                  10,833                   11,025
2/91          11,185                  11,675                   12,041
2/92          12,317                  12,856                   13,245
2/93          14,032                  14,647                   15,068
2/94          14,833                  15,483                   15,901
2/95          15,067                  15,728                   16,201
2/96          16,517                  17,241                   17,991
2/97          17,297                  18,056                   19,144
2/98          18,575                  19,390                   20,895
2/99          19,513                  20,368                   22,278

   Nuveen Massachusetts Municipal Bond Fund (Offer) $19,513
   Nuveen Massachusetts Municipal Bond Fund (NAV) $20,368
   Lehman Brothers Municipal Bond Index $22,278

Past performance is not predictive of future results.

1 The Fund also paid shareholders net ordinary income distributions in November of $0.0017 per share.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for difference in expenses, which are primarily differences in distribution and service fees.

Nuveen Massachusetts Insured Municipal Bond Fund
Performance Overview
As of February 28, 1999


Monthly Tax-Free Dividends (Class A Shares)/1/

[Graph Appears Here]

3/98    .0435
4/98    .0425
5/98    .0425
6/98    .0425
7/98    .0425
8/98    .0425
9/98    .0425
10/98   .0415
11/98   .0415
12/98   .0415
1/99    .0415
2/99    .0415


Top 5 Sectors (as a % of total investments)

U.S. Guaranteed                        22%
 ..........................................
Tax Obligation/General                 21%
 ..........................................
Education and Civic Organizations      19%
 ..........................................
Housing/Multifamily                    16%
 ..........................................
Healthcare                             14%
------------------------------------------


Portfolio Statistics

Share Class                                                       A        B        C         R
-----------------------------------------------------------------------------------------------
Inception Date                                                 9/94     3/97     9/94     12/86
 ...............................................................................................
Net Asset Value                                              $10.59   $10.59   $10.56   $ 10.59
 ...............................................................................................
Total Net Assets ($000)                                                                 $71,814
 ...............................................................................................
Average Weighted Maturity (Years)                                                         17.57
 ...............................................................................................
Modified Duration (Years)                                                                  5.79
-----------------------------------------------------------------------------------------------

Annualized Total Return/2/

Share Class                                         A(NAV)  A(Offer)       B        C         R
------------------------------------------------------------------------------------------------
1-Year                                               5.09%     0.71%    4.32%    4.51%     5.26%
 ................................................................................................
5-Year                                               5.41%     4.50%    4.66%    4.70%     5.65%
 ................................................................................................
10-Year                                              7.19%     6.73%    6.59%    6.43%     7.44%
------------------------------------------------------------------------------------------------


Index Comparison/3/

[Graph Appears Here]

         Nuveen Massachusetts    Nuveen Massachusetts
        Insured Municipal Bond  Insured Municipal Bond     Lehman Brothers
            Fund (Offer)              Fund (NAV)         Municipal Bond Index
2/89            9,580                  10,000                   10,000
2/90           10,320                  10,825                   11,025
2/91           11,268                  11,762                   12,041
2/92           12,315                  12,855                   13,245
2/93           14,040                  14,656                   15,068
2/94           14,739                  15,385                   15,901
2/95           14,956                  15,611                   16,201
2/96           16,389                  17,107                   18,114
2/97           17,048                  17,796                   19,144
2/98           18,249                  19,049                   20,895
2/99           19,178                  20,019                   22,278


   Nuveen Massachusetts Insured Municipal Bond Fund (Offer) $19,178 Nuveen Massachusetts Insured Municipal Bond Fund (NAV) $20,019
   Lehman Brothers Municipal Bond Index $22,278

Past performance is not predictive of future results.

1 The Fund also paid shareholders capital gains distributions in November of $0.009 per share.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for difference in expenses, which are primarily differences in distribution and service fees.

Portfolio of Investments
Nuveen Flagship Connecticut Municipal Bond Fund
February 28, 1999



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*  Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations -- 16.4%

               State of Connecticut Health and Educational Facilities Authority,
               Revenue Bonds, Greenwich Academy Issue, Series A:
 $1,000,000      5.700%, 3/01/16                                                             3/06 at 101        AAA   $   1,067,180
  2,000,000      5.750%, 3/01/26                                                             3/06 at 101        AAA       2,133,360

  1,000,000    State of Connecticut Health and Educational Facilities                        5/02 at 102        AAA       1,073,390
                 Authority, Revenue Bonds, Yale University, 5.929%, 6/10/30

  4,000,000    State of Connecticut Health and Educational Facilities                        7/04 at 102        AAA       4,516,600
                 Authority, Revenue Bonds, Trinity College Issue,
                 Series D, 6.125%, 7/01/24

               Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds
               (Family Education Loan Program), 1991 Series A:
    385,000      7.000%, 11/15/05 (Alternative Minimum Tax)                                 11/01 at 102          A         409,070
  3,675,000      7.200%, 11/15/10 (Alternative Minimum Tax)                                 11/01 at 102          A       3,903,879

               Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds
               (Family Education Loan Program), 1996 Series A:
  1,645,000      6.300%, 11/15/10 (Alternative Minimum Tax)                                 11/04 at 102         A1       1,743,141
  1,245,000      6.350%, 11/15/11 (Alternative Minimum Tax)                                 11/04 at 102         A1       1,319,140

  4,400,000    State of Connecticut Health and Educational Facilities                        7/08 at 101         AA       4,258,320
                 Authority, Revenue Bonds, Sacred Heart University Issue,
                 Series E, 5.000%, 7/01/28

  2,875,000    State of Connecticut Health and Educational Facilities                        7/03 at 102        BBB-      2,990,690
                 Authority, Revenue Bonds, Quinnipiac College Issue,
                 Series D, 6.000%, 7/01/23

  2,000,000   State of Connecticut Health and Educational Facilities                     7/04 at 101 1/2        AAA       2,181,140
                Authority, Revenue Bonds, The Loomis Chaffee School Issue,
                Series B, 6.000%, 7/01/25

  2,000,000    State of Connecticut Health and Educational Facilities                       No Opt. Call        AAA       2,168,880
                 Authority, Revenue Bonds, Trinity College Issue,
                 Series F, 5.500%, 7/01/21

  2,500,000    State of Connecticut Health and Educational Facilities Authority,             7/05 at 101        AAA       2,571,675
                 Revenue Bonds, Kent School Issue, Series B, 5.400%, 7/01/23

  1,000,000    State of Connecticut Health and Educational Facilities                       11/05 at 102        AAA       1,025,420
                 Authority, Revenue Bonds, Connecticut State University System Issue,
                 Series A, 5.125%, 11/01/15

  1,600,000    State of Connecticut Health and Educational Facilities                        7/06 at 102        AAA       1,721,344
                 Authority, Revenue Bonds, Trinity College Issue,
                 Series E, 5.875%, 7/01/26

  1,435,000    State of Connecticut Health and Educational Facilities                        7/06 at 101        AAA       1,488,497
                 Authority, Revenue Bonds, The Loomis Chaffee School Issue,
                 Series C, 5.500%, 7/01/26

  2,500,000    State of Connecticut Health and Educational Facilities                        7/08 at 102        AAA       2,486,500
                 Authority, Revenue Bonds, Fairfield University Issue,
                 Series H, 5.000%, 7/01/28

  1,490,000    State of Connecticut Health and Educational Facilities                        7/08 at 101         AA       1,454,702
                 Authority, Revenue Bonds, Canterbury School Issue,
                 Series A, 5.000%, 7/01/18

  2,000,000    State of Connecticut Health and Educational Facilities                        7/07 at 102        AAA       2,067,960
                 Authority, Revenue Bonds, Suffield Academy Issue,
                 Series A, 5.400%, 7/01/27
------------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products -- 0.4%

  1,000,000    Town of Sprague, Connecticut, Environmental Improvement                      10/07 at 102         A3       1,021,080
                 Revenue Bonds, 1997 Series A (International Paper Company
                 Project), 5.700%, 10/01/21 (Alternative Minimum Tax)


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*  Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care -- 11.7%

$ 2,600,000    State of Connecticut Health and Educational Facilities                        7/00 at 102        AAA    $  2,760,264
                 Authority, Revenue Bonds, Bristol Hospital Issue,
                 Series A, 7.000%, 7/01/20

  1,750,000    State of Connecticut Health and Educational Facilities                        7/00 at 102        AAA       1,857,870
                 Authority, Revenue Bonds, Waterbury Hospital Issue,
                 Series B, 7.000%, 7/01/20

    900,000    State of Connecticut Health and Educational Facilities                        7/01 at 102        AAA         971,730
                 Authority, Revenue Bonds, Hospital of Raphael Issue,
                 Series D, 6.625%, 7/01/14

  2,000,000    State of Connecticut Health and Educational Facilities                        7/02 at 102        AAA       2,192,880
                 Authority, Revenue Bonds, Bridgeport Hospital Issue,
                 Series A, 6.625%, 7/01/18

  4,200,000    State of Connecticut Health and Educational Facilities                        7/04 at 102        AAA       4,580,226
                 Authority, Revenue Bonds, New Britain General Hospital Issue,
                 Series B, 6.000%, 7/01/24

  1,000,000    State of Connecticut Health and Educational Facilities                        7/07 at 102        BBB         985,590
                 Authority, Revenue Bonds, Hospital for Special Care Issue,
                 Series B, 5.375%, 7/01/17

  1,000,000    State of Connecticut Health and Educational Facilities                        7/07 at 102        BBB         981,610
                 Authority, Revenue Bonds, Hospital for Special Care Issue,
                 Series B, 5.500%, 7/01/27

  1,645,000    State of Connecticut Health and Educational Facilities                        7/06 at 102        AAA       1,671,452
                 Authority, Revenue Bonds, Day Kimball Hospital Issue,
                 Series A, 5.375%, 7/01/26

               State of Connecticut Health and Educational Facilities
               Authority, Revenue Bonds, Greenwich Hospital Issue, Series A:
  3,000,000      5.750%, 7/01/16                                                             7/06 at 102        AAA       3,208,920
  1,500,000      5.800%, 7/01/26                                                             7/06 at 102        AAA       1,604,220

  3,000,000    State of Connecticut Health and Educational Facilities                        7/06 at 102        AAA       3,163,080
                 Authority, Revenue Bonds, Yale-New Haven Hospital Issue,
                 Series H, 5.700%, 7/01/25

    320,000    State of Connecticut Health and Educational Facilities                        1/01 at 102        AAA         344,438
                 Authority, Revenue Bonds, Capital Asset Issue,
                 Series C, 7.000%, 1/01/20

  2,000,000    State of Connecticut Health and Educational Facilities                        7/07 at 102        AAA       2,127,360
                 Authority, Revenue Bonds, The William W. Backus Hospital Issue,
                 Series D, 5.750%, 7/01/27

  2,250,000    Connecticut Development Authority, Solid Waste Disposal                       7/05 at 102        AAA       2,628,788
                 Facilities Revenue Bonds, Pfizer Inc. Project, 1994
                 Series, 7.000%, 7/01/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily -- 0.6%

  1,500,000    New Britain Senior Citizens Housing Development Corporation,                  1/02 at 102         AAA      1,591,080
                 Mortgage Revenue Refunding Bonds, Series 1992A (FHA Insured Mortgage
                 Loan -- Nathan Hale Apartments, Section 8 Assisted Project), 6.875%,
                 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family -- 8.6%

    615,000    Connecticut Housing Finance Authority, Housing Mortgage                      11/02 at 102         AA         656,795
                 Finance Program Bonds, 1992 Series C2, 6.700%, 11/15/22
                 (Alternative Minimum Tax)

  1,250,000    Connecticut Housing Finance Authority, Housing Mortgage                       5/03 at 102         AA       1,337,375
                 Finance Program Bonds, 1993 Series A, 6.200%, 5/15/14

  1,205,000    Connecticut Housing Finance Authority, Housing Mortgage                   5/08 at 101 1/2         AA       1,217,701
                 Finance Program Bonds, 1997 Series D, Subseries D2, 5.450%, 11/15/24
                 (Alternative Minimum Tax)

  2,750,000    Connecticut Housing Finance Authority, Housing Mortgage                       5/04 at 102         AA       2,898,830
                 Finance Program Bonds, 1994 Series A, 6.100%, 5/15/17

  1,500,000    Connecticut Housing Finance Authority, Housing Mortgage                       5/05 at 102         AA       1,590,255
                 Finance Program Bonds, 1995 Series A, Subseries A-1, 6.100%, 5/15/17

  4,150,000    Connecticut Housing Finance Authority, Housing Mortgage                      11/07 at 102         AA       4,348,287
                 Finance Program Bonds, 1997 Series B, Subseries B-2, 5.850%, 11/15/28
                 (Alternative Minimum Tax)

  1,000,000    Connecticut Housing Finance Authority, Housing Mortgage                      11/05 at 102         AA       1,066,970
                 Finance Program Bonds, 1995 Series F, Subseries F-1, 6.000%, 5/15/17

Portfolio of Investments
Nuveen Flagship Connecticut Municipal Bond Fund (continued)
February 28, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$ 1,500,000    Connecticut Housing Finance Authority, Housing Mortgage                       5/06 at 102          AA   $  1,604,775
                  Finance Program Bonds, 1996 Series B, Subseries B-1,
                  6.050%, 5/15/18

  4,855,000    Connecticut Housing Finance Authority, Housing Mortgage                      11/06 at 102          AA      5,183,878
                  Finance Program Bonds, 1996 Subseries E-2, 6.150%,
                  11/15/27 (Alternative Minimum Tax)

  1,495,000    Connecticut Housing Finance Authority, Housing Mortgage                      11/06 at 102          AA      1,578,197
                  Finance Program Bonds, 1997 Series F, Subseries F-2,
                  6.000%, 11/15/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 7.4%

    1,000,000   State of Connecticut Health and Educational Facilities                       8/08 at 102         AAA        990,850
                  Authority, Revenue Bonds, Hebrew Home and Hospital
                  Issue, Series B (FHA Insured Mortgage), 5.200%, 8/01/38

    2,000,000   State of Connecticut Health and Educational Facilities                      11/04 at 102         AAA      2,366,800
                  Authority, Revenue Bonds, Nursing Home Program
                  Issue, Series 1994, AHF/Hartford, Inc. Project,
                  7.125%, 11/01/24

    7,000,000   Connecticut Development Authority, Health Care Project                       9/02 at 102          A2      7,637,070
                  Refunding Bonds (Duncaster, Inc. Project - 1992 Series),
                  6.750%, 9/01/15

                Connecticut Development Authority, First Mortgage Gross Revenue
                Health Care Project Refunding Bonds (Church Homes, Inc.,
                Congregational Avery Heights Project - 1997 Series):
    1,700,000     5.700%, 4/01/12                                                            4/07 at 102         BBB      1,716,796
    2,610,000     5.800%, 4/01/21                                                            4/07 at 102         BBB      2,645,653

    1,875,000   Connecticut Development Authority, First Mortgage Gross                     12/06 at 103         BBB+     1,846,800
                  Revenue Health Care Project Refunding Bonds, Series
                  1998A (The Elim Park Baptist Home, Inc. Project),
                  5.375%, 12/01/18

                City of New Haven, Connecticut, Facility Revenue Bonds
                (Easter Seal Goodwill Industries Rehabilitation Center
                Project - 1991 Series):
      280,000     8.500%, 4/01/01                                                           No Opt. Call         N/R        268,937
      995,000     8.875%, 4/01/16                                                            4/01 at 102         N/R        938,305
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 8.9%

    3,000,000   City of Bridgeport, Connecticut, General Obligation Bonds,                   3/07 at 101         AAA      3,088,290
                  1997 Series A, 5.250%, 3/01/17

      325,000   Town of Canterbury, Connecticut, General Obligation Bonds,                  No Opt. Call          A3        402,142
                  7.200%, 5/01/09

    2,800,000   State of Connecticut, General Obligation Capital                            No Opt. Call          AA      1,573,992
                  Appreciation Bonds (College Savings Plan,
                  1991 Series B), 0.000%, 12/15/11

    1,000,000   State of Connecticut, General Obligation Capital                            No Opt. Call          AA        643,530
                  Appreciation Bonds (College Savings Plan,
                  1990 Series A), 0.000%, 5/15/09

    3,000,000   State of Connecticut, General Obligation Capital                            No Opt. Call          AA      1,724,790
                  Appreciation Bonds (College Savings Plan,
                  1993 Series A), 0.000%, 6/15/11

                Town of Glastonbury, Connecticut, General Obligation Bonds,
                Issue of 1988:
      200,000     7.200%, 8/15/06                                                           No Opt. Call         Aa1        241,414
      200,000     7.200%, 8/15/07                                                           No Opt. Call         Aa1        244,962
      200,000     7.200%, 8/15/08                                                           No Opt. Call         Aa1        248,266

                Town of Griswold, Connecticut, General Obligation Bonds,
                  Issue of 1989:
      200,000     7.500%, 4/01/02                                                           No Opt. Call         AAA        222,688
      200,000     7.500%, 4/01/03                                                           No Opt. Call         AAA        228,598
      200,000     7.500%, 4/01/04                                                           No Opt. Call         AAA        233,836
      150,000     7.500%, 4/01/05                                                           No Opt. Call         AAA        179,000

      340,000   City of Middletown, Connecticut, General Obligation Bonds,                  No Opt. Call          AA        399,765
                  6.900%, 4/15/06

    1,250,000   City of New Haven, Connecticut, General Obligation Bonds,                   2/05 at 102          AAA      1,340,275
                  Series 1995, 5.750%, 2/15/14

                City of New London, Connecticut, General Obligation Bonds,
                  Water Department Revenue Series 20:
      120,000     7.300%, 12/01/05                                                          No Opt. Call          A+        144,034
      100,000     7.300%, 12/01/07                                                          No Opt. Call          A+        123,592

                Town of Old Saybrook, Connecticut, General Obligation Bonds:
      160,000     7.400%, 5/01/08                                                           No Opt. Call           A        199,170
      160,000     7.400%, 5/01/09                                                           No Opt. Call           A        199,752
      275,000     6.500%, 2/15/10                                                           No Opt. Call         AAA        327,731
      270,000     6.500%, 2/15/11                                                           No Opt. Call         AAA        323,155


  Principal                                                                              Optional Call                      Market
     Amount    Description                                                                 Provisions*    Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$   925,000    Town of Oxford, Connecticut, General Obligation Bonds,                      2/00 at 102         AAA     $   976,190
                  7.000%, 2/01/09

               Town of Plainfield, Connecticut, General Obligation Bonds:
    225,000       7.000%, 9/01/00                                                         No Opt. Call          A3         235,537
    100,000       7.000%, 9/01/01                                                         No Opt. Call          A3         107,032
    100,000       7.100%, 9/01/02                                                          9/01 at 102          A3         108,696
    310,000       7.100%, 9/01/03                                                          9/01 at 102          A3         340,417
    100,000       7.200%, 9/01/04                                                          9/01 at 102          A3         110,050
    335,000       7.250%, 9/01/06                                                          9/01 at 102          A3         369,066
    335,000       7.300%, 9/01/08                                                          9/01 at 102          A3         369,465
    155,000       7.300%, 9/01/10                                                          9/01 at 102          A3         170,946

  5,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of                    7/08 at 101           A       4,905,350
                  1998 (General Obligation Bonds), 5.000%, 7/01/28

               City of Torrington, Connecticut, General Obligation Bonds:
    700,000       6.400%, 5/15/11                                                          5/02 at 102         AAA         764,442
    680,000       6.400%, 5/15/12                                                          5/02 at 102         AAA         743,471

               Town of Winchester, Connecticut, General Obligation Bonds:
    140,000       6.750%, 4/15/06                                                         No Opt. Call          A1         163,734
    140,000       6.750%, 4/15/07                                                         No Opt. Call          A1         165,917
    140,000       6.750%, 4/15/08                                                         No Opt. Call          A1         168,084
    140,000       6.750%, 4/15/09                                                         No Opt. Call          A1         168,315
    140,000       6.750%, 4/15/10                                                         No Opt. Call          A1         169,261
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 16.0%

  2,000,000    State of Connecticut Health and Educational Facilities                     11/04 at 102         AA-       2,203,040
                 Authority, Revenue Bonds, Nursing Home Program Issue,
                 Series 1994 (St. Camillus Health Center Project),
                  6.250%, 11/01/18

  1,000,000    State of Connecticut Health and Educational Facilities                      7/08 at 102         AAA         979,580
                  Authority, Revenue Bonds, Child Care Facilities Program,
                  Series A, 5.000%, 7/01/28

  1,000,000    State of Connecticut Health and Educational Facilities                     11/04 at 102         AAA       1,117,020
                  Authority, Revenue Bonds, Nursing Home Program Issue,
                  Series 1994 (Sharon Health Care Project), 6.250%, 11/01/21

  5,000,000    State of Connecticut Health and Educational Facilities                     11/04 at 102         AAA       5,585,100
                  Authority, Revenue Bonds, Nursing Home Program Issue,
                  Series 1994 (Saint Joseph's Manor Project), 6.250%, 11/01/16

  3,695,000    State of Connecticut Health and Educational Facilities                     11/04 at 102         AAA       4,127,389
                  Authority, Revenue Bonds, Nursing Home Program Issue, Series
                  1994 (St. Camillus Health Center Project), 6.250%, 11/01/18

  3,000,000    State of Connecticut Health and Educational Facilities                     11/04 at 102         AAA       3,351,060
                  Authority, Revenue Bonds, Nursing Home Program Issue,
                  Series 1994 (The Jewish Home for the Elderly of Fairfield
                  County Project), 6.250%, 11/01/20

               State of Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, Nursing Home Program Issue, Series 1994 (Highland
                View Manor, Inc. Project):
  1,500,000       7.200%, 11/01/10 (Alternative Minimum Tax)                              11/04 at 102         AAA       1,738,965
  4,200,000       7.500%, 11/01/16 (Alternative Minimum Tax)                              11/04 at 102         AAA       4,919,166

               State of Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, Nursing Home Program Issue, Series 1994 (Wadsworth
                Glen Health Care Center Project):
  1,100,000       7.200%, 11/01/10 (Alternative Minimum Tax)                              11/04 at 102         AAA       1,275,241
  1,000,000       7.500%, 11/01/16 (Alternative Minimum Tax)                              11/04 at 102         AAA       1,171,230

  4,115,000    State of Connecticut Health and Educational Facilities                     11/06 at 102         AA-       4,449,303
                  Authority, Revenue Bonds, Nursing Home Program Issue, Series
                  1996 (Abbott Terrace Health Center Project), 5.750%, 11/01/13

  4,365,000    State of Connecticut Health and Educational Facilities                     11/06 at 102          AA       4,859,205
                  Authority, Revenue Bonds, Nursing Home Program Issue, Series
                  1996 (3030 Park Fairfield Health Center Project), 6.250%, 11/01/21

  1,150,000    State of Connecticut, Special Tax Obligation Bonds,                        No Opt. Call         AA-       1,330,700
                  Transportation Infrastructure Purposes, 1992 Series B, 6.125%,
                  9/01/12

  2,000,000    Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds,              7/06 at 101 1/2           A       1,971,000
                  Series 1995, Guaranteed by the Commonwealth of Puerto Rico,
                  5.000%, 7/01/19

    725,000    Town of Woodstock, Connecticut, Special Obligation Bonds                    3/00 at 103         AAA         771,632
                  (Woodstock Academy - 1990 Issue) (General Obligation Bonds),
                  6.900%, 3/01/06

Portfolio of Investments
Nuveen Flagship Connecticut Municipal Bond Fund (continued)
February 28, 1999


  Principal                                                                              Optional Call                       Market
     Amount    Description                                                                 Provisions*   Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 13.6%

$ 3,080,000    State of Connecticut Health and Educational Facilities Authority,           7/03 at 100         AAA     $  3,549,269
                 Revenue Bonds, University of Hartford Issue, Series C, 8.000%, 7/01/18
                 (Pre-refunded to 7/01/03)

  1,300,000    State of Connecticut Health and Educational Facilities Authority,          No Opt. Call         AAA        1,651,507
                 Revenue Bonds, Lutheran General Health Care System (Parkside Lodges
                 Projects), 7.375%, 7/01/19

    250,000    State of Connecticut Health and Educational Facilities Authority,           7/99 at 102     BBB+***          258,285
                 Revenue Bonds, Fairfield University Issue, Series F, 6.900%, 7/01/14
                 (Pre-refunded to 7/01/99)

  1,000,000    State of Connecticut Health and Educational Facilities Authority,           7/00 at 102      N/R***        1,072,550
                 Revenue Bonds, The Taft School Issue, Series A, 7.375%, 7/01/20
                 (Pre-refunded to 7/01/00)

    190,000    State of Connecticut Health and Educational Facilities Authority,           7/00 at 102         Aaa          204,020
                 Revenue Bonds, St. Mary's Hospital Issue, Series C, 7.375%, 7/01/20
                 (Pre-refunded to 7/01/00)

  5,500,000    State of Connecticut Health and Educational Facilities Authority,           7/00 at 102         AAA        5,886,540
                 Revenue Bonds, Yale-New Haven Hospital Issue, Series F, 7.100%,
                 7/01/25 (Pre-refunded to 7/01/00)

               State of Connecticut Health and Educational Facilities Authority,
               Revenue Bonds, Sacred Heart University Issue, Series B:
    500,000      5.700%, 7/01/16 (Pre-refunded to 7/01/03)                                 7/03 at 102     BBB-***          546,095
  2,200,000      5.800%, 7/01/23 (Pre-refunded to 7/01/03)                                 7/03 at 102     BBB-***        2,411,552

  3,500,000    State of Connecticut Health and Educational Facilities Authority,           7/02 at 102         AAA        3,856,055
                 Revenue Bonds, Middlesex Hospital Issue, Series G, 6.250%, 7/01/12
                 (Pre-refunded to 7/01/02)

  1,100,000    State of Connecticut Health and Educational Facilities Authority,           7/02 at 102      N/R***        1,196,723
                 Revenue Bonds, The William W. Backus Hospital Issue, Series C,
                 6.000%, 7/01/12
                 (Pre-refunded to 7/01/02)

  5,410,000    State of Connecticut Health and Educational Facilities Authority,           7/03 at 102     BBB-***        5,973,235
                 Revenue Bonds, Quinnipiac College Issue Series D, 6.000%, 7/01/23
                 (Pre-refunded to 7/01/03)

    180,000    State of Connecticut Health and Educational Facilities                      1/01 at 102         AAA          195,066
                 Authority, Revenue Bonds, Capital Asset Issue, Series C,
                 7.000%, 1/01/20 (Pre-refunded to 1/01/01)

  1,605,000    City of New Haven, Connecticut, General Obligation Bonds,                   8/01 at 102         AAA        1,783,925
                 Issue of 1991, 7.400%, 8/15/11 (Pre-refunded to 8/15/01)

               City of New Haven, Connecticut, General Obligation Bonds, Issue of 1992:
    600,000      9.250%, 3/01/02                                                          No Opt. Call         AAA          651,336
  1,000,000      7.400%, 3/01/12 (Pre-refunded to 3/01/02)                                 3/02 at 102         AAA        1,123,980

  1,130,000    Town of Stratford, Connecticut, General Obligation Bonds,                   3/01 at 102      N/R***        1,234,050
                 7.300%, 3/01/12 (Pre-refunded to 3/01/01)

               City of Waterbury, Connecticut, General Obligation Bonds:
    535,000      7.250%, 3/01/02 (Pre-refunded to 3/01/01)                                 3/01 at 102      N/R***          583,749
    785,000      7.300%, 3/01/05 (Pre-refunded to 3/01/01)                                 3/01 at 102      N/R***          857,283
    780,000      7.400%, 3/01/06 (Pre-refunded to 3/01/01)                                 3/01 at 102      N/R***          853,328
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 12.3%

  8,000,000    Bristol Resource Recovery Facility Operating Committee, Solid               7/05 at 102          A2        8,764,400
                  Waste Revenue Refunding Bonds (Ogden Martin Systems of Bristol,
                  Inc. Project - 1995 Series), 6.500%, 7/01/14

               Connecticut Resources Recovery Authority, Bridgeport Resco Company,
               L.P. Project Bonds, Series A:
    400,000      6.750%, 11/15/03 (Alternative Minimum Tax)                               11/01 at 102          AA          430,972
    170,000      7.500%, 1/01/04                                                           7/99 at 102           A          173,886
    500,000      6.800%, 11/15/04 (Alternative Minimum Tax)                               11/01 at 102          AA          537,930
  3,085,000      7.625%, 1/01/09                                                           7/99 at 102           A        3,207,475

  5,250,000    Connecticut Resources Recovery Authority, Corporate Credit                 11/02 at 102          A-        5,583,113
                  Bonds/Tax Exempt Interest (American REF-FUEL Company of
                  Southeastern Connecticut Project), 1992 Series A, 6.450%,
                  11/15/22 (Alternative Minimum Tax)

  9,665,000    Eastern Connecticut Resource Recovery Authority, Solid Waste                1/03 at 102        BBB+        9,581,398
                  Revenue Bonds (Wheelbrator Lisbon Project), Series 1993A, 5.500%,
                  1/01/20 (Alternative Minimum Tax)

  2,500,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,              7/08 at 101 1/2        BBB+        2,452,675
                  Series DD, 5.000%, 7/01/28


   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer -- 2.4%

$    770,000   Connecticut Development Authority, Water Facilities Refunding Revenue Bonds   6/00 at 102          A+   $    809,123
                 (Bridgeport Hydraulic Company Project - 1990 Series), 7.250%, 6/01/20

   2,000,000   Connecticut Development Authority, Water Facilities Revenue Refunding Bonds  12/03 at 102         AAA      2,260,079
                 (The Connecticut Water Company Project - 1993 Series), 6.650%, 12/15/20

   1,750,000   Connecticut Development Authority, Water Facilities Revenue Bonds             4/07 at 102          A+      1,905,417
                 (Bridgeport Hydraulic Company Project - 1995 Series), 6.150%, 4/01/35
                 (Alternative Minimum Tax)

   1,000,000   State of Connecticut Clean Water Fund, Revenue Bonds, 1991                    1/01 at 102         AAA      1,082,088
                 Series, 7.000%, 1/01/11
-----------------------------------------------------------------------------------------------------------------------------------
$231,595,000   Total Investments - (cost $224,739,980) - 98.3%                                                          244,817,440
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.7%                                                                       4,304,325
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $249,121,765
               ====================================================================================================================

    * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

   **   Ratings (not covered by the report of independent public accountants):
        Using the higher of Standard & Poor's or Moody's rating.

  *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

  N/R   Investment is not rated.


                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Massachusetts Municipal Bond Fund
February 28, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations -- 9.3%

               Massachusetts Educational Loan Authority, Education Loan Revenue Bonds,
               Issue C, Series 1985A:
$   125,000     7.875%, 6/01/03                                                          6/99 at 100 1/2         AAA    $   126,930
    840,000     7.875%, 6/01/03                                                              6/99 at 101         AAA        857,128

  1,000,000    Massachusetts Development Finance Agency, Revenue Bonds, YMCA                11/08 at 102        BBB+        991,190
                of Greater Boston Issue, Series 1998, 5.450%, 11/01/28

  1,000,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/02 at 102         AAA      1,087,920
                Suffolk University Issue, Series B, 6.350%, 7/01/22

     30,000    Massachusetts Health and Educational Facilities Authority,                    7/01 at 102         AAA         32,444
                Revenue Bonds, Boston College Issue, Series J, 6.625%, 7/01/21

  2,000,000    Massachusetts Health and Educational Facilities Authority,                   10/08 at 101         AAA      1,889,200
                Revenue Bonds, Brandeis University Issue,
                Series I, 4.750%, 10/01/28

  1,000,000    Massachusetts Industrial Finance Agency, Revenue Bonds                        3/06 at 102         AAA      1,043,660
                (College of the Holy Cross -- 1996 Issue), 5.500%, 3/01/20

    500,000    Massachusetts Industrial Finance Agency, Revenue Bonds                        7/03 at 102         Aa1        491,300
                (Whitehead Institute for Biomedical Research 1993 Issue),
                5.125%, 7/01/26

  2,290,000    Massachusetts Industrial Finance Agency, Revenue and Refunding                7/05 at 102         AAA      2,580,280
                Bonds, 1995 Series A (Lesley College Project), 6.300%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care -- 12.3%

    495,000    Massachusetts Health and Educational Facilities Authority,                    7/99 at 100           A        501,811
                Revenue Bonds, Brockton Hospital Issue, Series B, 8.000%, 7/01/07

    500,000    Massachusetts Health and Educational Facilities Authority,                7/99 at 102 1/2         N/R        518,210
                Revenue Bonds, Series 1989 (Cardinal Cushing General Hospital),
                8.875%, 7/01/18

    700,000    Massachusetts Health and Educational Facilities Authority,                    7/04 at 102         AA+        760,375
                Revenue Bonds (Daughters of Charity National Health System --
                The Carney Hospital), Series D, 6.100%, 7/01/14

    750,000    Massachusetts Health and Educational Facilities Authority,                    7/02 at 102         AAA        823,575
                Revenue Bonds, New England Medical Center Hospitals Issue,
                Series F, 6.625%, 7/01/25

  1,000,000    Massachusetts Health and Educational Facilities Authority,                    7/03 at 102         AAA      1,042,670
                Revenue Bonds, Lahey Clinic Medical Center Issue,
                Series B, 5.625%, 7/01/15

               Massachusetts Health and Educational, Facilities Authority,
               Revenue Refunding Bonds, Youville Hospital Issue (FHA-Insured Project),
               Series B:
  2,500,000     6.000%, 2/15/25                                                              2/04 at 102          Aa      2,584,800
  2,000,000     6.000%, 2/15/34                                                              2/04 at 102          Aa      2,064,440

  2,000,000    Massachusetts Health and Educational Facilities Authority,                    7/08 at 102         AAA      1,936,420
                Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

  1,500,000    Massachusetts Health and Educational Facilities Authority,                    7/08 at 101         AAA      1,412,145
                Revenue Bonds, Harvard Pilgrim Health Care Issue
                Series A, 4.750%, 7/01/22

    415,000    Massachusetts Industrial Finance Agency, Revenue Bonds (Sturdy                6/99 at 102           A        428,122
                Memorial Hospital), Series 1989, 7.900%, 6/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily -- 12.9%

    955,000    Boston--Mount Pleasant Housing Development Corporation,                        8/02 at 102         AAA      1,018,488
                Multi-family Housing Refunding Revenue Bonds,
                Series 1992 A, 6.750%, 8/01/23

  3,700,000    Massachusetts Housing Finance Agency, Housing Project Revenue                 4/03 at 102          A+      3,955,152
                Bonds, 6.375%, 4/01/21

  1,000,000    Massachusetts Housing Finance Agency, Residential Development                11/02 at 102         AAA      1,068,010
                Bonds, 6.250%, 11/15/14


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing--Multifamily (continued)
 $1,000,000    Massachusetts Housing Finance Agency, Residential Development Bonds, 1992      5/02 at 102        AAA     $1,084,540
                 Series D, 6.875%, 11/15/21

  2,000,000    Massachusetts Industrial Finance Agency, Assisted Living Facility Revenue     12/07 at 102        AAA      2,081,560
                 Bonds (Arbors at Living Amherst Project), GNMA Collateralized,
                 Series 1997, 5.950%, 6/20/39 (Alternative Minimum Tax)

  1,000,000    Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue          7/07 at 101        AAA      1,027,960
                 Bonds, 1997 Series C, 5.625%, 7/01/40 (Alternative Minimum Tax)

  1,000,000    Massachusetts Industrial Finance Agency (FHA-Insured Mortgage Loan), Hudner    1/08 at 102        AAA      1,049,990
                 Associates Projects, 5.650%, 1/01/23

  1,250,000    Somerville Housing Authority (Massachusetts), Mortgage Revenue Bonds,          5/00 at 102        AAA      1,305,738
                 Series 1990 (GNMA Collateralized -- Clarendon Hill Towers Project),
                 7.950%, 11/20/30
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family -- 0.5%

    500,000    Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds,    6/01 at 102          Aa        526,800
                 Series 18, 7.350%, 12/01/16
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care -- 6.3%

    885,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/03 at 102         AAA        951,003
                 Cable Housing and Health Services Issue, Series A, 5.625%, 7/01/13

  3,285,000    Massachusetts Health and Educational Facilities Authority Revenue             2/07 at 102         Aa2      3,554,633
                 Refunding Bonds, Youville Hospital Issue (FHA-Insured Project),
                 Series A, 6.250%, 2/15/41

    400,000    Massachusetts Industrial Finance Agency, Assisted Living Facility Revenue     8/08 at 105         AAA        418,556
                 Bonds (TNG Draper Place Project, Series 1998) (GNMA Collateralized),
                 5.400%, 8/20/12 (Alternative Minimum Tax)

  1,125,000    Massachusetts Industrial Financial Agency, Revenue Bonds, Heights Crossing    2/06 at 102         AAA      1,183,669
                 Limited Partnership Issue (FHA-Insured Project), Series 1995,
                 6.000%, 2/01/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General -- 9.9%

               Town of Barnstable, Massachusetts, General Obligation Bonds:
    880,000      5.750%, 9/15/13                                                             9/04 at 102         Aa3        956,534
    490,000      5.750%, 9/15/14                                                             9/04 at 102         Aa3        531,351

               Town of Deerfield, Massachusetts, General Obligation School Bonds of 1992,
               School Project Loan Act of 1948, Bank-Qualified Unlimited Tax:
    420,000      6.200%, 6/15/09                                                             6/02 at 102          A1        458,153
    415,000      6.250%, 6/15/10                                                             6/02 at 102          A1        452,657

    375,000    City of Holyoke, Massachusetts, General Obligation Bonds, 1991               No Opt. Call        BBB+        393,026
                 Series A, 8.000%, 6/01/01

    500,000    City of Holyoke, Massachusetts, General Obligation School Project             8/01 at 102        Baa2        557,145
                 Loan Act of 1948, 7.650%, 8/01/09

    750,000    City of Holyoke, Massachusetts, General Obligation Refunding Bonds,          11/02 at 102        BBB+        824,678
                 7.000%, 11/01/08

    545,000    City of Lowell, Massachusetts, General Obligation Qualified Bonds,            2/01 at 103          A3        606,787
                 8.300%, 2/15/05

    500,000    Town of Palmer, Massachusetts, General Obligation Refunding Bonds,           10/03 at 102         AAA        533,315
                 5.500%, 10/01/10

    425,000    South Essex Sewerage District, Massachusetts, General Obligation Bonds,      No Opt. Call        Baa1        465,452
                 9.000%, 12/01/00

               City of Taunton, Massachusetts, General Obligation Bonds (Electric Loan,
               Act of 1969):
  1,465,000      8.000%, 2/01/02                                                            No Opt. Call          A3      1,629,417
  1,005,000      8.000%, 2/01/03                                                            No Opt. Call          A3      1,149,519

  1,000,000    City of Worcester, Massachusetts, General Obligation Bonds,                   8/02 at 102        BBB+      1,075,760
                 6.000%, 8/01/04
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited -- 1.1%

    900,000    Massachusetts Industrial Finance Agency, Library Revenue Bonds                1/05 at 102         AAA      1,053,774
                 (Malden Public Library Project), Series 1994, 7.250%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
               Transportation -- 5.2%

  1,500,000    Massachusetts Industrial Finance Agency, Parking Facility Revenue Bonds       4/03 at 102         AAA      1,527,990
                 (Avon Associates LLC Project), Series 1998A, 5.375%, 4/01/20

Portfolio of Investments

February 28, 1999



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Transportation (continued)

               Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds,
               1997 Series A (Senior):
$10,000,000      0.000%, 1/01/29                                                            No Opt. Call         AAA     $2,161,200
  1,425,000      5.000%, 1/01/37                                                             1/07 at 102         AAA      1,376,807
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed -- 32.0%

               City of Attleboro, Massachusetts, General Obligation Bonds:
    450,000      6.250%, 1/15/10 (Pre-refunded to 1/15/03)                                   1/03 at 102       A3***        499,397
    450,000      6.250%, 1/15/11 (Pre-refunded to 1/15/03)                                   1/03 at 102       A3***        499,397

  1,000,000    City of Boston, Massachusetts, General Obligation Bonds, 1991 Series          7/01 at 102         AAA      1,092,790
                 A, 6.750%, 7/01/11 (Pre-refunded to 7/01/01)

  1,500,000    City of Boston, Massachusetts, Revenue Bonds, Boston City Hospital            8/00 at 102         Aaa      1,620,390
                 (FHA-Insured Mortgage), Series A, 7.625%, 2/15/21 (Pre-refunded to 8/15/00)

    500,000    Boston Water and Sewer Commission  (Massachusetts), General Revenue          11/01 at 102         AAA        554,875
                 Bonds, 1991 Series A (Senior Series), 7.000%, 11/01/18
                 (Pre-refunded to 11/01/01)

    400,000    City of Haverhill, Massachusetts, General Obligation, Municipal              10/01 at 102       A2***        447,860
                 Purpose Loan of 1991 Bonds, 7.500%, 10/15/11 (Pre-refunded to 10/15/01)

    250,000    City of Holyoke, Massachusetts, General Obligation Bonds,                     6/02 at 103         AAA        291,710
                 8.150%, 6/15/06 (Pre-refunded to 6/15/02)

    445,000    City of Lowell, Massachusetts, General Obligation Qualified Bonds,            1/01 at 102         Aaa        493,719
                 8.400%, 1/15/09 (Pre-refunded to 1/15/01)

  1,000,000    City of Lynn, Massachusetts, General Obligation Bonds,                        1/02 at 104         Aaa      1,151,630
                 7.850%, 1/15/11 (Pre-refunded to 1/15/02)

  1,000,000    Massachusetts Bay Transportation Authority, General Transportation            3/01 at 102         Aaa      1,088,550
                 System Bonds, 1991 Series A, 7.000%, 3/01/11 (Pre-refunded to 3/01/01)

    250,000    The Massachusetts Bay Transportation Authority, Certificates of              12/06 at 100        A***        311,783
                 Participation, Series 1988, 7.800%, 1/15/14 (Pre-refunded to 12/22/06)

    165,000    Commonwealth of Massachusetts, General Obligation Bonds,                      3/00 at 102         AAA        174,950
                 7.250%, 3/01/09 (Pre-refunded to 3/01/00)

    500,000    Massachusetts Health and Educational Facilities Authority, Revenue            9/02 at 102         AAA        557,005
                 Refunding Bonds, Worcester Polytechnic Institute Issue, Series E,
                 6.625%, 9/01/17 (Pre-refunded to 9/01/02)

    750,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/99 at 102       A+***        776,475
                 Bonds, Baystate Medical Center Issue, Series C, 7.500%, 7/01/20
                 (Pre-refunded to 7/01/99)

  1,270,000    Massachusetts Health and Educational Facilities Authority,                    7/00 at 102         AAA      1,373,569
                 Revenue Bonds, Emerson Hospital Issue, Series C, 8.000%, 7/01/18
                 (Pre-refunded to 7/01/00)

  3,000,000    Massachusetts Health and Educational Facilities Authority, Revenue           No Opt. Call         AAA      3,064,860
                 Bonds, Malden Hospital Issue (FHA-Insured Project), Series A, 5.000%,
                 8/01/16

  1,180,000    Massachusetts Health and Educational Facilities Authority, Revenue        7/00 at 101 1/2      N/R***      1,271,013
                 Bonds, Suffolk University Issue, Series A, 8.125%, 7/01/20
                 (Pre-refunded to 7/01/00)

    250,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/00 at 102         AAA        267,938
                 Bonds, University Hospital Issue, Series C, 7.250%, 7/01/10
                 (Pre-refunded to 7/01/00)

  1,270,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/01 at 102       A1***      1,400,823
                 Bonds, Charlton Memorial Hospital Issue, Series B, 7.250%, 7/01/13
                 (Pre-refunded to 7/01/01)

  2,750,000    Massachusetts Health and Educational Facilities Authority, Revenue            4/02 at 102         AAA      3,057,835
                 Bonds, New England Deaconess Hospital Issue, Series D, 6.875%, 4/01/22
                 (Pre-refunded to 4/01/02)

  1,000,000    Massachusetts Health and Educational Facilities Authority, Revenue           11/02 at 102         Aaa      1,116,260
                 Bonds, MetroWest Health, Inc. Issue, Series C, 6.500%, 11/15/18
                 (Pre-refunded to 11/15/02)

    970,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/01 at 102         AAA      1,055,680
                 Bonds, Boston College Issue, Series J, 6.625%, 7/01/21 (Pre-refunded to
                 7/01/01)

    635,000    Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%,           No Opt. Call         AAA      1,071,842
                 7/01/13

    500,000    Massachusetts Industrial Finance Agency, Revenue Bonds (Springfield College  10/99 at 103         Aaa        529,030
                 Project -- 1989 Issue), 7.800%, 10/01/09 (Pre-refunded to 10/01/99)

    250,000    Massachusetts Industrial Finance Agency, Revenue Bonds, College of the        1/02 at 102      AA-***        273,443
                 Holy Cross, 1992 Issue, 6.450%, 1/01/12 (Pre-refunded to 1/01/02)







  Principal                                                                                Optional Call                    Market
     Amount    Description                                                                   Previsions*   Ratings**         Value
 -----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)
 $1,185,000    Massachusetts Industrial Finance Agency, Revenue Bonds, Merrimack             7/02 at 102         AAA     $1,336,573
                 College Issue, Series 1992, 7.125%, 7/01/12 (Pre-refunded to 7/01/02)

    500,000    Town of Monson, Massachusetts, General Obligation Bonds, School Project      10/00 at 102         AAA        545,045
                 Loan Act of 1948 Bonds, 7.700%, 10/15/10 (Pre-refunded to 10/15/00)

    500,000    Town of Palmer, Massachusetts, General Obligation Bonds, School Project      10/00 at 102         AAA        544,244
                 Loan Act of 1948, 1990 Series B, 7.700%, 10/01/10
                 (Pre-refunded to 10/01/00)

  1,130,000    City of Peabody, Massachusetts, General Obligation Electric Bonds,            8/01 at 102         AAA      1,243,101
                 6.950%, 8/01/09 (Pre-refunded to 8/01/01)

  2,250,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series             7/01 at 102         Aaa      2,477,272
                 P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

  1,000,000    City of Springfield, Massachusetts, General Obligation School Project         9/02 at 102     Baa3***      1,129,389
                 Loan, Act of 1948 Bonds, Series B, 7.100%, 9/01/11 (Pre-refunded to
                 9/01/02)
------------------------------------------------------------------------------------------------------------------------------------
               Utilities -- 7.2%

  2,700,000    Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds    12/08 at 102         BBB      2,694,788
                 (Ogden Haverhill Project), Series 1998B, 5.500%, 12/01/19
                 (Alternative Minimum Tax)

  1,245,000    Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds      7/01 at 103         N/R      1,368,852
                 (SEMASS Project), Series 1991A, 9.000%, 7/01/15

  3,000,000    Massachusetts Industrial Finance Agency, Resource Recovery Revenue           12/08 at 102         BBB      3,021,569
                 Refunding Bonds (Ogden Haverhill Project), Series 1998A, 5.600%,
                 12/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$96,585,000    Total Investments -- (cost $88,072,490) --  96.7%                                                         94,555,941
===========-------------------------------------------------------------------------------------------------------------------------
               Temporary Investments in Short-Term Municipal Securities -- 1.2%

$ 1,200,000    Massachusetts Health and Educational Facilities Authority,                                     VMIG-1      1,200,000
===========      Capital Assets, Series B, Variable Rate Demand Bonds, 3.250%, 7/01/05+
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- 2.1%                                                                      2,050,324
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets -- 100%                                                                                      $ 97,806,265
               =====================================================================================================================




* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                See accompanying notes to financial statements

Portfolio of Investments

Nuveen Massachusetts Insured Municipal Bond Fund
February 28, 1999




  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations -- 18.7%
 $1,600,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,    10/02 at 102         AAA     $1,767,376
                 Northeastern University Issue, Series E, 6.550%, 10/01/22

  1,450,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,    10/02 at 100         AAA      1,543,946
                  Boston University Issue, Series M, 6.000%, 10/01/22

  2,000,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/02 at 102         AAA      2,171,760
                 Bentley College Issue, Series I, 6.125%, 7/01/17

     30,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/01 at 102         AAA         32,444
                 Boston College Issue, Series J, 6.625%, 7/01/21

  3,000,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,    10/08 at 101         AAA      2,833,800
                 Brandeis University Issue, Series I, 4.750%, 10/01/28

  1,000,000    Massachusetts Industrial Finance Agency, Revenue Bonds                        3/06 at 102         AAA      1,043,660
                 (College of the Holy Cross -- 1996 Issue), 5.500%, 3/01/20

    500,000    Massachusetts Industrial Finance Agency, Revenue Bonds, Brandeis University  10/99 at 102         AAA        520,310
                 Issue, 1989 Series C, 6.800%, 10/01/19

    420,000    Massachusetts Industrial Finance Agency, Revenue Bonds, Babson College       10/05 at 102         AAA        465,767
                 Issue, Series 1995A, 5.800%, 10/01/10

  1,000,000    Massachusetts Industrial Finance Agency, Revenue Refunding Bonds, Mount       7/01 at 102         AAA      1,075,410
                 Holyoke College Issue, Series 1992A, 6.300%, 7/01/13

  2,000,000    Massachusetts Industrial Finance Agency, Revenue Bonds, Western New England   7/08 at 102         AAA      1,952,940
                 College Issue, Series 1998, 5.000%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------
               Health Care -- 13.7%

    500,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/00 at 102         AAA        535,875
                 University Hospital Issue, Series C, 7.250%, 7/01/19

    250,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/99 at 102         AAA        258,313
                 Capital Asset Program, 7.200%, 7/01/09

  1,500,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/02 at 102         AAA      1,647,150
                 New England Medical Center Hospitals Issue, Series F, 6.625%, 7/01/25

  1,000,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/02 at 102         AAA      1,094,220
                 South Shore Hospital Issue, Series D, 6.500%, 7/01/22

  1,700,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/03 at 102         AAA      1,772,539
                 Lahey Clinic Medical Center Issue, Series B, 5.625%, 7/01/15

  2,000,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/08 at 102         AAA      1,936,420
                 Caregroup Issue, Series A, 5.000%, 7/01/25

  2,290,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental       1/05 at 102         AAA      2,563,747
                 Control Facilities Financing Authority, Hospital Revenue Bonds, 1995
                 Series A (Hospital Auxilio Mutuo Obligated Group Project), 6.250%, 7/01/16
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily -- 15.6%

  1,500,000    Massachusetts Housing Finance Agency, Housing Development Bonds, 1998         6/08 at 101         AAA      1,542,660
                 Series A, 5.375%, 6/01/16 (Alternative Minimum Tax)

  4,290,000    Massachusetts Industrial Finance Agency, Assisted Living Facility Revenue    12/07 at 102         AAA      4,464,946
                  Bonds (Arbors at Living Amherst Project), GNMA Collateralized, Series
                  1997, 5.950%, 6/20/39 (Alternative Minimum Tax)

    215,000    Massachusetts Housing Finance Agency, Housing Revenue Bonds, 1989 Series A,  12/99 at 103         AAA        224,810
                 7.600%, 12/01/16


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                    Provisions   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

$ 1,000,000    Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue         7/07 at 101         AAA   $  1,027,960
                 Bonds, 1997 Series C, 5.625%, 7/01/40 (Alternative Minimum Tax)

  2,950,000    Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue         1/05 at 102         AAA      3,246,829
                 Bonds, 1995 Series A (FHA-Insured Mortgage Loans), 7.350%, 1/01/35
                 (Alternative Minimum Tax)

    640,000    Massachusetts Industrial Finance Agency (FHA-Insured Mortgage Loan),          1/08 at 102         AAA        671,994
                 Hudner Associates Projects, 5.650%, 1/01/23
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family -- 0.7%

    500,000    Massachusetts Housing Finance Agency, Single Family Housing Revenue           6/01 at 102          Aa        526,800
                 Bonds, Series 18, 7.350%, 12/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General -- 21.0%

    250,000    Town of Groveland, Massachusetts, General Obligation Bonds,                   6/01 at 102         AAA        272,605
                 6.900%, 6/15/07

  1,000,000    City of Haverhill, Massachusetts, General Obligation, Hospital                9/01 at 102         AAA      1,085,830
                 Refunding Bonds, Series A, 6.700%, 9/01/10

    500,000    City of Lawrence, Massachusetts, General Obligation Bonds,                   No Opt. Call         AAA        629,340
                 9.750%, 3/15/04

  2,625,000    City of Lowell, Massachusetts, General Obligation State Qualified Bonds,     11/03 at 102         AAA      2,831,719
                 5.600%, 11/01/12

  1,025,000    City of Lynn, Massachusetts, General Obligation Bonds,                       No Opt. Call         AAA      1,109,634
                 6.750%, 1/15/02

  1,000,000    Town of Mansfield, Massachusetts, General Obligation Bonds,                   1/02 at 102         AAA      1,102,630
                 6.700%, 1/15/11

    250,000    Massachusetts Bay Transportation Authority, General Transportation            3/00 at 102         AAA        264,580
                 System, 7.250%, 3/01/03

    250,000    Town of Methuen, Massachusetts, General Obligation Bonds,                     5/00 at 102         AAA        266,693
                 7.400%, 5/15/04

  1,500,000    Town of Monson, Massachusetts, General Obligation, Bank-Qualified            No Opt. Call         AAA      1,667,730
                 Unlimited Tax, School Refunding Bonds, 5.500%, 10/15/10

    300,000    Town of North Andover, Massachusetts, General Obligation Bonds,               9/00 at 103         AAA        325,746
                 7.400%, 9/15/10

    190,000    Town of Northfield, Massachusetts, General Obligation Bonds, Municipal       10/01 at 102         AAA        206,678
                 Purpose Loan of 1992, Bank-Qualified, 6.350%, 10/15/09

  1,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1995 (General    7/05 at 101 1/2         AAA      1,070,260
                 Obligation Bonds), 5.750%, 7/01/24

    440,000    Quaboag Regional School District, General Obligation Bonds,                   6/02 at 102         AAA        480,647
                 6.250%, 6/15/08

               City of Salem, Massachusetts, General Obligation Bonds:
    500,000      6.800%, 8/15/09                                                             8/01 at 102         AAA        547,130
    900,000      6.000%, 7/15/10                                                             7/02 at 102         AAA        974,565

    220,000    Taunton, Massachusetts, General Obligation Bonds, 6.800%, 9/01/09             9/01 at 103         AAA        243,034

    455,000    Town of Wareham, Massachusetts, General Obligation School Bonds,              1/01 at 103         AAA        496,915
                 7.050%, 1/15/07

    215,000    Town of Whately, Massachusetts, General Obligation Bonds, 6.350%, 1/15/09     1/02 at 102         AAA        234,051

  1,210,000    Town of Winchendon, Massachusetts, Unlimited Tax General Obligation           3/03 at 102         AAA      1,321,683
                 Bonds, 6.050%, 3/15/10
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited -- 2.4%

  1,455,000    Massachusetts Industrial Finance Agency, Library Revenue Bonds (Malden        1/05 at 102         AAA      1,703,601
                 Public Library Project), Series 1994, 7.250%, 1/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation -- 2.9%

  9,500,000    Massachusetts Turnpike Authority, Metropolitan Highway System Revenue        No Opt. Call         AAA      2,053,140
                 Bonds, 1997 Series A (Senior), 0.000%, 1/01/29
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed -- 21.7%

  1,000,000    City of Boston, Massachusetts, General Obligation Bonds, 1991 Series A,       7/01 at 102         AAA      1,092,790
                 6.750%, 7/01/11 (Pre-refunded to 7/01/01)

    500,000    City of Boston, Massachusetts, Revenue Bonds, Boston City Hospital (FHA       8/00 at 102         Aaa        540,130
                 Insured Mortgage), Series A, 7.625%, 2/15/21 (Pre-refunded to 8/15/00)

Portfolio of Investments

February 28, 1999


 Principal                                                                                 Optional Call                     Market
    Amount     Description                                                                   Provisions*    Rating**          Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   500,000    City of Fall River, Massachusetts, General Obligation Bonds,                  6/01 at 102        AAA      $  550,060
                 7.200%, 6/01/10 (Pre-refunded to 6/01/01)

    250,000    City of Holyoke, Massachusetts, General Obligation Bonds, 8.150%,             6/02 at 103        AAA         291,710
                 6/15/06 (Pre-refunded to 6/15/02)

    450,000    City of Leominster, Massachusetts, General Obligation Bonds,                  4/00 at 102        AAA         479,700
                 7.500%, 4/01/09 (Pre-refunded to 4/01/00)

    250,000    Lynn, Massachusetts, Water and Sewer Commission, General Revenue             12/00 at 102        AAA         271,655
                 Bonds, 1990 Series A, 7.250%, 12/01/10 (Pre-refunded to 12/01/00)

    250,000    Massachusetts Bay Transportation Authority, Certificates of                   8/00 at 102        AAA         270,215
                 Participation, 1990 Series A, 7.650%, 8/01/15 (Pre-refunded to 8/01/00)

    250,000    Commonwealth of Massachusetts, General Obligation Bonds, 7.250%,              3/00 at 102        AAA         265,075
                 3/01/09 (Pre-refunded to 3/01/00)

               The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated
               Loan of 1992, Series A:
     25,000      6.500%, 6/01/08 (Pre-refunded to 6/01/02)                                   6/02 at 101        AAA          27,439
  1,200,000      6.000%, 6/01/13 (Pre-refunded to 6/01/02)                                   6/02 at 100        AAA       1,288,056

    500,000    Massachusetts Health and Educational Facilities Authority, Revenue           10/01 at 102        AAA         551,915
                 Bonds, Berklee College of Music Issue, Series C, 6.875%,
                 10/01/21 (Pre-refunded to 10/01/01)

  1,000,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/01 at 102        AAA       1,092,070
                 Bonds, Brigham and Women's Hospital Issue, Series D, 6.750%, 7/01/24
                 (Pre-refunded to 7/01/01)

    500,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/99 at 102      A+***         517,650
                 Bonds, Baystate Medical Center Issue, Series C, 7.500%,
                 7/01/20 (Pre-refunded to 7/01/99)

    250,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/00 at 102        AAA         268,753
                 Bonds, South Shore Hospital Issue, Series C, 7.500%, 7/01/20
                 (Pre-refunded to 7/01/00)

    500,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/00 at 102        AAA         539,020
                 Bonds (Stonehill College), 7.700%, 7/01/20 (Pre-refunded to 7/01/00)

    250,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/99 at 102        AAA         258,683
                 Bonds, Beverly Hospital Issue, Series D, 7.300%, 7/01/19
                 (Pre-refunded to 7/01/99)

    970,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/01 at 102        AAA       1,055,680
                 Bonds, Boston College Issue, Series J, 6.625%, 7/01/21
                 (Pre-refunded to 7/01/01)

  1,000,000    Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%,           No Opt. Call        AAA       1,687,940
                 7/01/13

    250,000    Massachusetts Industrial Finance Agency, Revenue Bonds, Milton                9/99 at 102        AAA         260,408
                 Academy Issue, Series A, 7.250%, 9/01/19 (Pre-refunded to 9/01/99)

    375,000    Massachusetts Industrial Finance Agency, Revenue Bonds, Museum of            11/99 at 102        AAA         393,184
                 Science Issue, Series 1989, 7.300%, 11/01/09 (Pre-refunded to 11/01/99)

    500,000    Town of Monson, Massachusetts, General Obligation Bonds, School              10/00 at 102        AAA         545,045
                 Project Loan Act of 1948, 7.700%, 10/15/10 (Pre-refunded to 10/15/00)

               North Middlesex Regional School District, School Bonds of 1990:
    270,000      7.200%, 6/15/08 (Pre-refunded to 6/15/00)                                   6/00 at 103        AAA         291,565
    245,000      7.200%, 6/15/09 (Pre-refunded to 6/15/00)                                   6/00 at 103        AAA         264,568

    270,000    Town of Palmer, Massachusetts, General Obligation School Bonds of             3/00 at 102        AAA         286,416
                 1990, Series A, School Project Loan of 1948, 7.300%, 3/01/10
                 (Pre-refunded to 3/01/00)

    250,000    Town of Palmer, Massachusetts, General Obligation Bonds, School              10/00 at 102        AAA         272,123
                 Project Loan, Act of 1948, 1990 Series B, 7.700%, 10/01/10
                 (Pre-refunded to 10/01/00)

               Southern Berkshire Regional School District, Massachusetts, General
               Obligation School Bonds:
    515,000      7.500%, 4/15/07 (Pre-refunded to 4/15/02)                                   4/02 at 102        AAA         583,155
  1,145,000      7.000%, 4/15/11 (Pre-refunded to 4/15/02)                                   4/02 at 102        AAA       1,288,846

    250,000    City of Westfield, Massachusetts, General Obligation Bonds,                  12/00 at 102        AAA         271,662
                 7.100%, 12/15/08 (Pre-refunded to 12/15/00)

    160,000    City of Worcester, Massachusetts, General Obligation Bonds,                   5/02 at 102        AAA         178,781
                 6.900%, 5/15/07 (Pre-refunded to 5/15/02)


  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*    Rating**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Utilities -- 1.9%

$ 1,300,000    Massachusetts Municipal Wholesale Electric Company, Power Supply System       7/03 at 102        AAA    $  1,335,099
                 Revenue Bonds, 1993 Series A, 5.000%, 7/01/10
------------------------------------------------------------------------------------------------------------------------------------
$73,295,000    Total Investments -- (cost $65,590,839) -- 98.6                                                           70,829,280
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- 1.4%                                                                        984,764
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets -- 100%                                                                                      $ 71,814,044
               =====================================================================================================================



* Optional Call Provisions: (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

Statement of Net Assets
February 28, 1999

                                                                                                              Massachusetts
                                                                            Connecticut     Massachusetts           Insured
---------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)              $244,817,440       $94,555,941       $70,829,280
Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)                       --         1,200,000                --
Cash                                                                          1,019,255           322,248             7,585
Receivables:
   Interest                                                                   3,671,831         1,194,110         1,005,569
   Investments sold                                                             200,000                --           255,000
   Shares sold                                                                  295,221         1,018,931            12,142
Other assets                                                                      3,573             1,028               767
---------------------------------------------------------------------------------------------------------------------------
   Total assets                                                             250,007,320        98,292,258        72,110,343
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                                     245,039           100,765            20,500
Accrued expenses:
   Management fees (note 6)                                                     103,916            37,338            30,372
   12b-1 distribution and service fees (notes 1 and 6)                           51,018             6,351             3,872
   Other                                                                         45,020            66,047            41,952
Dividends payable                                                               440,562           275,492           199,603
---------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                            885,555           485,993           296,299
---------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                        $249,121,765       $97,806,265       $71,814,044
===========================================================================================================================
Class A Shares (note 1)
Net assets                                                                 $220,721,482       $15,134,171       $11,207,515
Shares outstanding                                                           20,249,167         1,502,206         1,058,785
Net asset value and redemption price per share                             $      10.90       $     10.07       $     10.59
Offering price per share (net asset value per share plus maximum sales
   charge of 4.20% of offering price)                                      $      11.38       $     10.51       $     11.05
===========================================================================================================================
Class B Shares (note 1)
Net assets                                                                 $ 11,223,114       $ 3,225,947       $ 1,650,197
Shares outstanding                                                            1,031,753           319,521           155,841
Net asset value, offering and redemption price per share                   $      10.88       $     10.10       $     10.59
===========================================================================================================================
Class C Shares (note 1)
Net assets                                                                 $ 16,198,146       $ 3,696,447       $ 1,675,253
Shares outstanding                                                            1,488,852           368,949           158,674
Net asset value, offering and redemption price per share                   $      10.88       $     10.02       $     10.56
===========================================================================================================================
Class R Shares (note 1)
Net assets                                                                 $    979,023       $75,749,700       $57,281,079
Shares outstanding                                                               89,607         7,535,810         5,407,464
Net asset value, offering and redemption price per share                   $      10.93       $     10.05       $     10.59
===========================================================================================================================

                                 See accompanying notes to financial statements.
22

Statement of Operations
Year Ended February 28, 1999

                                                                                                     Massachusetts
                                                                         Connecticut  Massachusetts        Insured
--------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                               $13,856,417     $5,371,656     $4,043,652
--------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                   1,304,324        497,224        384,603
12b-1 service fees -- Class A (notes 1 and 6)                                437,384         24,070         20,089
12b-1 distribution and service fees -- Class B (notes 1 and 6)                68,556         19,293         10,454
12b-1 distribution and service fees -- Class C (notes 1 and 6)                98,745         19,355         10,662
Shareholders' servicing agent fees and expenses                              140,618         97,448         66,841
Custodian's fees and expenses                                                 68,315         52,442         49,749
Trustees' fees and expenses (note 6)                                           5,101          2,723          2,337
Professional fees                                                             20,046          9,582          9,406
Shareholders' reports -- printing and mailing expenses                       104,386         67,263         46,324
Federal and state registration fees                                            7,844         10,028          2,795
Portfolio insurance expense                                                       --             --          3,602
Other expenses                                                                14,549          2,931          2,626
--------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                2,269,868        802,359        609,488
  Expense reimbursement (note 6)                                             (89,265)       (61,609)            --
--------------------------------------------------------------------------------------------------------------------
Net expenses                                                               2,180,603        740,750        609,488
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                     11,675,814      4,630,906      3,434,164
--------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                37,313          9,069         10,474
Net change in unrealized appreciation or depreciation of investments       1,140,555         24,879        126,217
--------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                  1,177,868         33,948        136,691
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               $12,853,682     $4,664,854     $3,570,855
====================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                        Connecticut                 Massachusetts           Massachusetts Insured
                                              --------------------------      -----------------------     ------------------------
                                                Year Ended     Year Ended     Year Ended    Year Ended     Year Ended    Year Ended
                                                   2/28/99        2/28/98        2/28/99       2/28/98        2/28/99       2/28/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                         $ 11,675,814   $ 11,489,859    $ 4,630,906   $ 4,455,881    $ 3,434,164  $ 3,372,157
Net realized gain from investment
  transactions (notes 1 and 4)                      37,313        189,964          9,069       270,739         10,474      221,510
Net change in unrealized appreciation
  or depreciation of investments                 1,140,555      6,726,949         24,879     1,315,343        126,217      960,239
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations      12,853,682     18,406,772      4,664,854     6,041,963      3,570,855    4,553,906
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                      (10,761,378)   (10,989,264)      (600,238)     (420,405)      (477,517)    (394,204)
  Class B                                         (300,238)       (59,967)       (85,561)      (12,202)       (44,120)      (7,953)
  Class C                                         (574,135)      (419,099)      (114,651)      (65,022)       (59,779)     (44,444)
  Class R                                          (35,162)       (17,894)    (3,854,276)   (3,950,179)    (2,835,474)  (2,925,848)
From accumulated net realized gains from
  investment transactions:
  Class A                                               --             --             --            --           (891)          --
  Class B                                               --             --             --            --           (121)          --
  Class C                                               --             --             --            --           (131)          --
  Class R                                               --             --             --            --         (4,898)          --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
  to shareholders                              (11,670,913)   (11,486,224)    (4,654,726)   (4,447,808)    (3,422,931)  (3,372,449)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                37,401,420     25,394,964     19,090,381     8,022,615      8,126,094    4,862,078
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions           5,622,058      6,417,815      3,182,349     3,144,288      2,357,024    2,388,253
-----------------------------------------------------------------------------------------------------------------------------------
                                                43,023,478     31,812,779     22,272,730    11,166,903     10,483,118    7,250,331
Cost of shares redeemed                        (27,408,991)   (23,469,546)    (9,388,148)   (8,874,610)    (6,161,130)  (6,580,186)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
  Fund share transactions                       15,614,487      8,343,233     12,884,582     2,292,293      4,321,988      670,145
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                      16,797,256     15,263,781     12,894,710     3,886,448      4,469,912    1,851,602
Net assets at the beginning of year            232,324,509    217,060,728     84,911,555    81,025,107     67,344,132   65,492,530
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                 $249,121,765   $232,324,509    $97,806,265   $84,911,555    $71,814,044  $67,344,132
===================================================================================================================================
Balance of undistributed net investment
  income at the end of year                   $     15,056   $     10,155    $    57,503   $    81,323    $    32,353  $    15,079
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Connecticut Municipal Bond Fund ("Connecticut"), the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.


Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1999, there were no such outstanding purchase commitments in any of the Funds.


Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 1999, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.


Insurance

Massachusetts Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1999.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

   Transactions in Fund shares were as follows:


                                           Connecticut                                           Massachusetts
                      ------------------------------------------------------   -------------------------------------------------
                             Year Ended                  Year Ended                 Year Ended                Year Ended
                               2/28/99                     2/28/98                    2/28/99                   2/28/98
                      --------------------------   -------------------------   -----------------------    ----------------------
                           Shares        Amount       Shares         Amount      Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold:

   Class A              1,897,699  $ 20,627,217    1,537,629   $ 16,474,829     639,103   $ 6,439,208     292,755   $ 2,911,172
   Class B                710,277     7,706,793      339,187      3,623,542     254,134     2,567,554      75,039       748,530
   Class C                792,638     8,606,155      444,025      4,723,004     227,608     2,284,530     104,408     1,031,535
   Class R                 42,278       461,255       53,941        573,589     776,075     7,799,089     336,646     3,331,378

Shares issued to
shareholders due to
reinvestment of
distributions:

   Class A                474,626     5,158,453      578,075      6,132,935      35,262       355,925      26,383       262,341
   Class B                 13,433       145,945        2,614         28,078       3,924        39,717         533         5,354
   Class C                 27,834       302,045       23,910        253,777       4,780        47,973       3,865        38,216
   Class R                  1,430        15,615          280          3,025     272,093     2,738,734     286,472     2,838,377
--------------------------------------------------------------------------------------------------------------------------------
                        3,960,215    43,023,478    2,979,661     31,812,779   2,212,979    22,272,730   1,126,101    11,166,903
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:

   Class A             (2,078,959)  (22,587,955)  (2,133,260)   (22,598,891)    (94,086)     (949,795)   (125,362)   (1,245,649)
   Class B                (34,851)     (379,111)      (8,576)       (93,295)    (14,108)     (142,462)         (1)          (10)
   Class C               (401,917)   (4,351,297)     (72,981)      (777,360)    (55,487)     (556,453)     (9,048)      (89,159)
   Class R                 (8,327)      (90,628)          --             --    (770,575)   (7,739,438)   (760,819)   (7,539,792)
--------------------------------------------------------------------------------------------------------------------------------
                       (2,524,054)  (27,408,991)  (2,214,817)   (23,469,546)   (934,256)   (9,388,148)   (895,230)   (8,874,610)
--------------------------------------------------------------------------------------------------------------------------------
Net increase            1,436,161  $ 15,614,487      764,844   $  8,343,233   1,278,723   $12,884,582     230,871   $ 2,292,293
================================================================================================================================

                                                                                 Massachusetts Insured
                                                                     -----------------------------------------------
                                                                           Year Ended                Year Ended
                                                                             2/28/99                   2/28/98
                                                                     ---------------------     ---------------------
                                                                      Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                            306,475   $ 3,240,290     173,848   $ 1,817,609
  Class B                                                             99,734     1,058,079      62,675       658,125
  Class C                                                             41,194       436,072      37,089       389,926
  Class R                                                            320,868     3,391,653     192,043     1,996,418
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                             25,691       272,136      23,296       242,741
  Class B                                                                740         7,856         285         2,989
  Class C                                                              4,745        50,126       3,712        38,566
  Class R                                                            191,284     2,026,906     201,982     2,103,957
--------------------------------------------------------------------------------------------------------------------
                                                                     990,731    10,483,118     694,930     7,250,331
--------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                            (94,783)   (1,003,330)    (94,300)     (984,085)
  Class B                                                             (7,593)      (79,870)         --            --
  Class C                                                             (9,956)     (105,092)    (10,565)     (109,299)
  Class R                                                           (469,182)   (4,972,838)   (526,802)   (5,486,802)
--------------------------------------------------------------------------------------------------------------------
                                                                    (581,514)   (6,161,130)   (631,667)   (6,580,186)
--------------------------------------------------------------------------------------------------------------------
Net increase                                                         409,217   $ 4,321,988      63,263   $   670,145
====================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 1, 1999, to shareholders of record on March 9, 1999, as follows:

                                                                  Massachusetts
                                       Connecticut  Massachusetts       Insured
-------------------------------------------------------------------------------
Dividend per share:
  Class A                                   $.0440         $.0405        $.0415
  Class B                                    .0375          .0345         .0350
  Class C                                    .0390          .0360         .0365
  Class R                                    .0460          .0420         .0430
===============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1999, were as follows:

                                                                   Massachusetts
                                       Connecticut  Massachusetts        Insured
--------------------------------------------------------------------------------
Purchases:
  Investments in municipal securities  $30,544,992    $19,321,673    $ 9,931,560
  Temporary municipal investments       17,000,000     17,320,000     12,390,000
Sales:
  Investments in municipal securities   16,653,926      9,199,493      7,389,577
  Temporary municipal investments       17,000,000     16,120,000     12,390,000
================================================================================

At February 28, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1999, Connecticut and Massachusetts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                    Connecticut   Massachusetts
-------------------------------------------------------------------------------
Expiration year:

    2003                                               $810,300        $ 12,393
    2004                                                     --         507,247
    2005                                                     --         156,261
-------------------------------------------------------------------------------
Total                                                  $810,300        $675,901
===============================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1999, were as follows:

                                                                  Massachusetts
                                    Connecticut   Massachusetts         Insured
-------------------------------------------------------------------------------
Gross unrealized:
 appreciation                       $20,219,010      $6,503,490      $5,243,770
 depreciation                          (141,550)        (20,039)         (5,329)
-------------------------------------------------------------------------------
Net unrealized appreciation         $20,077,460      $6,483,451      $5,238,441
===============================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value    Management Fee
-----------------------------------------------
For the first $125 million          .5500 of 1%
For the next $125 million           .5375 of 1
For the next $250 million           .5250 of 1
For the next $500 million           .5125 of 1
For the next $1 billion             .5000 of 1
For net assets over $2 billion      .4750 of 1
===============================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Massachusetts and .975 of 1% of the average daily net asset value of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 1999, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                  Massachusetts
                                Connecticut   Massachusetts             Insured
-------------------------------------------------------------------------------
Sales charges collected            $342,593         $92,315             $59,563
Paid to authorized dealers         $300,315         $83,580             $49,636
===============================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 1999, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                  Massachusetts
                                 Connecticut    Massachusetts           Insured
-------------------------------------------------------------------------------
Commission advances                 $431,731         $129,659           $45,871
===============================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 1999, the Distributor retained such 12b-1 fees as follows:

                                                                  Massachusetts
                                   Connecticut  Massachusetts           Insured
-------------------------------------------------------------------------------
12b-1 fees retained                   $112,934        $27,950           $14,057
===============================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained CDSC on share redemptions for during the fiscal year ended February 28, 1999, as follows:

                                                                  Massachusetts
                                    Connecticut    Massachusetts        Insured
-------------------------------------------------------------------------------
CDSC retained                           $24,861           $5,813         $4,314
===============================================================================

7. Composition of Net Assets
At February 28, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                  Massachusetts
                                    Connecticut   Massachusetts         Insured
-------------------------------------------------------------------------------
Capital paid-in                    $229,839,549     $91,941,212     $66,533,973
Balance of undistributed
 net investment income                   15,056          57,503          32,353
Accumulated net realized gain
 (loss) from investment transactions   (810,300)       (675,901)          9,277
Net unrealized
 appreciation of investments         20,077,460       6,483,451       5,238,441
-------------------------------------------------------------------------------
Net assets                         $249,121,765     $97,806,265     $71,814,044
===============================================================================

     Financial Highlights


     Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                             Investment Operations            Less Distributions
                         ------------------------------  --------------------------


CONNECTICUT                               Net
                                    Realized/
                                   Unrealized
               Beginning      Net     Invest-                 Net                     Ending
                     Net  Invest-        ment             Invest-                        Net
Year Ended         Asset     ment        Gain                ment   Capital            Asset        Total
February 28/29,    Value Income(a)      (Loss)    Total    Income     Gains   Total    Value   Return (b)
----------------------------------------------------------------------------------------------------------
Class A (7/87)**
  1999            $10.85     $.53       $ .06     $ .59     $(.54)     $ --   $(.54)  $10.90         5.51%
  1998             10.51      .56         .34       .90      (.56)       --    (.56)   10.85         8.75
  1997 (c)         10.23      .42         .28       .70      (.42)       --    (.42)   10.51         6.96
  1996 (d)         10.38      .57        (.14)      .43      (.58)       --    (.58)   10.23         4.18
  1995 (d)         10.17      .58         .22       .80      (.59)       --    (.59)   10.38         8.21
  1994 (d)         10.66      .59        (.39)      .20      (.60)     (.09)   (.69)   10.17         1.70
Class B (2/97)
  1999             10.83      .46         .05       .51      (.46)       --    (.46)   10.88         4.77
  1998             10.51      .48         .32       .80      (.48)       --    (.48)   10.83         7.76
  1997 (e)         10.53      .04        (.02)      .02      (.04)       --    (.04)   10.51          .19
Class C (10/93)**
  1999             10.83      .48         .05       .53      (.48)       --    (.48)   10.88         4.94
  1998             10.49      .50         .34       .84      (.50)       --    (.50)   10.83         8.17
  1997 (c)         10.22      .38         .27       .65      (.38)       --    (.38)   10.49         6.43
  1996 (d)         10.36      .52        (.14)      .38      (.52)       --    (.52)   10.22         3.71
  1995 (d)         10.16      .53         .20       .73      (.53)       --    (.53)   10.36         7.53
  1994 (f)         11.06      .33        (.84)     (.51)     (.33)     (.06)   (.39)   10.16        (6.48)*
Class R (2/97)
  1999             10.87      .56         .06       .62      (.56)       --    (.56)   10.93         5.83
  1998             10.51      .58         .36       .94      (.58)       --    (.58)   10.87         9.17
  1997 (e)         10.55      .01        (.05)     (.04)        --       --       --   10.51         (.38)
==========================================================================================================


                                        Ratios/Supplemental Data
             --------------------------------------------------------------------------------
                                                Ratio                      Ratio
                                               of Net                     of Net
                               Ratio of    Investment     Ratio of    Investment
                               Expenses        Income     Expenses        Income
                             to Average    to Average   to Average    to Average
                   Ending    Net Assets    Net Assets   Net Assets    Net Assets
                      Net        Before        Before        After         After   Portfolio
Year Ended          Asset    Reimburse-    Reimburse-   Reimburse-    Reimburse-    Turnover
February 28/29,     (000)          ment          ment      ment(a)       ment(a)        Rate
----------------------------------------------------------------------------------------------
Class A (7/87)**
  1999           $220,721           .89%         4.89%         .86%         4.92%          7%
  1998            216,436           .85          5.15          .78          5.22          12
  1997 (c)        209,873          1.02*         5.18*         .79*         5.41*         20
  1996 (d)        202,219          1.03          5.23          .74          5.52          24
  1995 (d)        203,210          1.03          5.54          .73          5.84          25
  1994 (d)        202,607          1.03          5.14          .65          5.52          30
Class B (2/97)
  1999             11,223          1.64          4.14         1.61          4.17           7
  1998              3,713          1.61          4.34         1.52          4.43          12
  1997 (e)            102          1.59*          6.61*       1.12*         7.08*         20
Class C (10/93)**
  1999             16,198          1.44          4.34         1.41          4.37           7
  1998             11,586          1.41          4.59         1.33          4.67          12
  1997 (c)          7,087          1.57*         4.65*        1.34*         4.88*         20
  1996 (d)          7,243          1.58          4.67         1.29          4.96          24
  1995 (d)          5,536          1.58          4.97         1.28          5.27          25
  1994 (f)          4,360          1.77*         4.22*        1.22*         4.77*         30
Class R (2/97)
  1999                979           .69          5.10          .66          5.13           7
  1998                590           .66          5.29          .57          5.38          12
  1997 (e)             --            --         10.97*          --         10.97*         20
==============================================================================================


*   Annualized.
** Information included prior to the nine months ended February 28, 1997, reflects the financial highlights of the predecessor fund, Flagship Connecticut Double Tax Exempt.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized for periods less than one year except where noted.
(c) For the nine months ended February 28.
(d) For the fiscal year ended May 31.
(e) From commencement of class operations as noted.
(f) From commencement of class operations as noted through May 31.

     Financial Highlights


     Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                             Investment Operations          Less Distributions
                         -----------------------------  ---------------------------


MASSACHUSETTS                             Net
                                    Realized/
                                   Unrealized
               Beginning      Net     Invest-                 Net                     Ending
                     Net  Invest-        ment             Invest-                        Net
Year Ended         Asset     ment        Gain                ment   Capital            Asset        Total
February 28/29,    Value Income(a)      (Loss)    Total    Income     Gains   Total    Value   Return (b)
----------------------------------------------------------------------------------------------------------
Class A (9/94)
  1999            $10.08     $.51       $(.01)     $.50     $(.51)     $ --   $(.51)  $10.07        5.05%
  1998              9.89      .52         .19       .71      (.52)       --    (.52)   10.08         7.38
  1997              9.94      .53        (.07)      .46      (.51)       --    (.51)    9.89         4.73
  1996              9.56      .51         .39       .90      (.52)       --    (.52)    9.94         9.62
  1995 (c)          9.54      .25         .03       .28      (.26)       --    (.26)    9.56         3.05
Class B (3/97)
  1999             10.10      .43         .01       .44      (.44)       --    (.44)   10.10         4.40
  1998 (c)          9.88      .45         .22       .67      (.45)       --    (.45)   10.10         6.93
Class C (10/94)
  1999             10.02      .45          --       .45      (.45)       --    (.45)   10.02         4.62
  1998              9.83      .47         .19       .66      (.47)       --    (.47)   10.02         6.85
  1997              9.89      .45        (.08)      .37      (.43)       --    (.43)    9.83         3.90
  1996              9.51      .44         .39       .83      (.45)       --    (.45)    9.89         8.87
  1995 (c)          9.28      .19         .25       .44      (.21)       --    (.21)    9.51         4.86
Class R (12/86)
  1999             10.05      .52         .01       .53      (.53)       --    (.53)   10.05         5.36
  1998              9.86      .54         .19       .73      (.54)       --    (.54)   10.05         7.60
  1997              9.91      .54        (.06)      .48      (.53)       --    (.53)    9.86         4.99
  1996              9.54      .54         .38       .92      (.55)       --    (.55)    9.91         9.80
  1995              9.94      .54        (.40)      .14      (.54)       --    (.54)    9.54         1.64
==========================================================================================================


                                        Ratios/Supplemental Data
             --------------------------------------------------------------------------------
                                                Ratio                      Ratio
                                               of Net                     of Net
                               Ratio of    Investment     Ratio of    Investment
                               Expenses        Income     Expenses        Income
                             to Average    to Average   to Average    to Average
                   Ending    Net Assets    Net Assets   Net Assets    Net Assets
                      Net        Before        Before        After         After   Portfolio
Year Ended          Asset    Reimburse-    Reimburse-   Reimburse-    Reimburse-    Turnover
February 28/29,     (000)          ment          ment      ment(a)       ment(a)        Rate
----------------------------------------------------------------------------------------------
Class A (9/94)
  1999            $15,134          1.02%         4.94%         .95%         5.01%         10%
  1998              9,291          1.00          5.20          .95          5.25          17
  1997              7,200          1.01          5.22          .99          5.24          10
  1996              4,290          1.17          5.04         1.00          5.21           6
  1995 (c)          1,067          1.87*         4.88*        1.00*         5.75*         17
Class B (3/97)
  1999              3,226          1.77          4.23         1.71          4.29          10
  1998 (c)            763          1.77*         4.41*        1.70*         4.48*         17
Class C (10/94)
  1999              3,696          1.57          4.41         1.50          4.48          10
  1998              1,924          1.55          4.64         1.50          4.69          17
  1997                913          1.74          4.50         1.73          4.51          10
  1996                638          2.24          3.96         1.75          4.45           6
  1995 (c)            147          3.40*         3.46*        1.75*         5.11*         17
Class R (12/86)
  1999             75,750           .82          5.12          .75          5.19          10
  1998             72,934           .80          5.40          .75          5.45          17
  1997             72,912           .77          5.46          .75          5.48          10
  1996             76,773           .82          5.42          .75          5.49           6
  1995             71,568           .77          5.75          .75          5.77          17
==============================================================================================

*   Annualized.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized for periods less than one year.
(c) From commencement of class operations as noted.

     Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                             Investment Operations            Less Distributions
                         ------------------------------  --------------------------


MASSACHUSETTS INSURED                      Net
                                     Realized/
                                    Unrealized
               Beginning       Net     Invest-                Net                     Ending
                     Net   Invest-        ment            Invest-                        Net
Year Ended         Asset      ment        Gain               ment   Capital            Asset        Total
February 28/29,    Value Income(a)      (Loss)    Total    Income     Gains   Total    Value    Return(b)
----------------------------------------------------------------------------------------------------------
Class A (9/94)
  1999            $10.57      $.51       $ .02     $.53     $(.51)     $ --   $(.51)  $10.59         5.09%
  1998             10.38       .52         .19      .71      (.52)       --    (.52)   10.57         7.04
  1997             10.49       .53        (.12)     .41      (.52)       --    (.52)   10.38         4.02
  1996             10.06       .51         .44      .95      (.52)       --    (.52)   10.49         9.59
  1995(c)          10.03       .25         .04      .29      (.26)       --    (.26)   10.06         2.99
Class B (3/97)
  1999             10.57       .43         .02      .45      (.43)       --    (.43)   10.59         4.32
  1998(c)          10.36       .44         .21      .65      (.44)       --    (.44)   10.57         6.45
Class C (9/94)
  1999             10.54       .45         .02      .47      (.45)       --    (.45)   10.56         4.51
  1998             10.35       .46         .19      .65      (.46)       --    (.46)   10.54         6.45
  1997             10.47       .45        (.13)     .32      (.44)       --    (.44)   10.35         3.17
  1996             10.04       .43         .44      .87      (.44)       --    (.44)   10.47         8.80
  1995(c)           9.91       .20         .14      .34      (.21)       --    (.21)   10.04         3.52
Class R (12/86)
  1999             10.57       .53         .01      .54      (.52)       --    (.52)   10.59         5.26
  1998             10.38       .54         .19      .73      (.54)       --    (.54)   10.57         7.23
  1997             10.50       .54        (.12)     .42      (.54)       --    (.54)   10.38         4.16
  1996             10.06       .54         .44      .98      (.54)       --    (.54)   10.50         9.99
  1995             10.45       .55        (.39)     .16      (.55)       --    (.55)   10.06         1.77
  =======================================================================================================

                                        Ratios/Supplemental Data
                -------------------------------------------------------------------------
                                                Ratio                      Ratio
                                               of Net                     of Net
                               Ratio of    Investment     Ratio of    Investment
                               Expenses        Income     Expenses        Income
                             to Average    to Average   to Average    to Average
                   Ending    Net Assets    Net Assets   Net Assets    Net Assets
                      Net        Before        Before        After         After   Portfolio
Year Ended         Assets    Reimburse-    Reimburse-   Reimburse-    Reimburse-    Turnover
February 28/29,     (000)          ment          ment      ment(a)       ment(a)        Rate
--------------------------------------------------------------------------------------------
Class A (9/94)
  1999            $11,208          1.01%         4.77%        1.01%         4.77%         11%
  1998              8,679          1.03          4.98         1.03          4.98          23
  1997              7,459          1.04          5.02         1.04          5.02          10
  1996              5,291          1.09          4.92         1.07          4.94           1
  1995(c)           1,956          1.36*         5.13*        1.15*         5.34*         10
Class B (3/97)
  1999              1,650          1.75          4.03         1.75          4.03          11
  1998(c)             666          1.80*         4.20*        1.80*         4.20*         23
Class C (9/94)
  1999              1,675          1.56          4.22         1.56          4.22          11
  1998              1,293          1.58          4.43         1.58          4.43          23
  1997                957          1.78          4.29         1.78          4.29          10
  1996                706          1.81          4.20         1.81          4.20           1
  1995(c)             338          2.07*         4.41*        1.90*         4.58*         10
Class R (12/86)
  1999             57,281           .81          4.97          .81          4.97          11
  1998             56,707           .83          5.18          .83          5.18          23
  1997             57,076           .80          5.26          .80          5.26          10
  1996             60,102           .81          5.21          .81          5.21           1
  1995             57,137           .79          5.54          .79          5.54          10
============================================================================================

*   Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized for periods less than one year.
(c) From commencement of class operations as noted.

              Report of Independent Public Accountants


              To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

              We have audited the accompanying statement of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship Connecticut, Nuveen Massachusetts and Massachusetts Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolio of investments, as of February 28, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

              We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II as of February 28, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.



              ARTHUR ANDERSEN LLP

              Chicago, Illinois
              April 12, 1999

Fund Information


Board of Trustees
Robert P. Bremmer
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawyers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com

NUVEEN

Municipal
Bond Funds



February 28, 1999

--------------------------------------
Annual Report
--------------------------------------

Dependable, tax-free income
to help you keep more of
what you earn.


[PHOTO APPEARS HERE]



New Jersey

New York

New York
Insured

    Contents
  1 Dear Shareholder

  3 New Jersey Portfolio
    Manager's Comments

  4 New Jersey Performance Overview

  5 New York and New York Insured Portfolio
    Manager's Comments

  6 New York Performance Overview

  7 New York Insured Performance Overview

  8 Portfolio of Investments

 27 Statement of Net Assets

 28 Statement of Operations

 29 Statement of Changes in Net Assets

 31 Notes to Financial Statements

 37 Financial Highlights

 40 Report of Independent Public
    Accountants

 41 Fund Information

Dear Shareholder


[PHOTO OF TIMOTHY R. SCHWERFEGER APPEARS HERE]

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

I'm pleased to announce that over the past 12 months, the Nuveen Mutual Funds covered in this report have continued to meet their primary objectives of providing you with attractive levels of tax-free income and after-tax total returns. The combination of these two factors demonstrates once again that Nuveen's municipal bond funds can serve as excellent investment options for income oriented investors seeking tax efficient investments.


The Year in Review
The past 12 months were marked by periods of market volatility both at home and abroad, as the financial crisis that began in Asia spread to emerging markets and impacted economies around the globe. Investors responded to market uncertainties by seeking a haven in more conservative investments, such as municipal bond funds. Finally, to avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve stepped in and eased short-term interest rates for the first time in almost three years. Between the end of September and mid-November 1998, three successive rate cuts brought the federal funds rate to 4.75%.

Throughout 1998, the U.S. economy exhibited more strength than had been expected. Current conditions indicate that this momentum could continue. One of the chief factors in achieving today's peaceful coexistence of economic growth and low inflation has been improved productivity. In the months ahead, we will continue to watch this and other factors that affect the economy's future, including corporate earnings reports, wage and employment statistics, the strength of the U.S. dollar, events in international markets, and any further interest rate indications from the Federal Reserve. We believe these key components will influence the outlook for fixed-income markets well into the next century.


Municipal Bonds: A Compelling Value
During the past year, rising bond prices, spurred in part by demand from international and conservative investors, drove yields on 30-year Treasuries to historic lows, even below 5% at times. Over this period, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, fell seven basis points - from 5.36% to 5.29% - versus the 34-point drop in Treasury yields. At the end of February 1999, the ratio of long-term municipal yields measured against 30-year Treasury yields stood at 95%, compared with the more typical range of 86-87%. Over the past eight months,

"Year to date, municipal bonds have continued to outperform Treasuries on a yield basis in 1999."

this ratio reached as high as 104%. For investors, this meant that quality long-term municipal bonds offered almost the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds were taken into account. On an after-tax basis, municipal bonds presented an exceptionally attractive investment option relative to Treasuries.

In the municipal market, low interest rates and the strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997. In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion. Year to date, municipal bonds have continued to outperform Treasuries on a yield basis in 1999. There are two reasons for this. For starters, municipal supply declined 30% in the first quarter of 1999 when compared to the first quarter of 1998, which made the bonds that were brought to market very attractive. The second factor involved a drop-off in demand for Treasuries by foreign investors. As the global economic turmoil subsided during the first quarter of 1999, so did the interest in the U.S. Treasury market.

The continued strength of the U.S. economy also produced improvements in the fundamental health of many municipalities and boosted the overall credit quality of municipal bonds. In 1998, issues upgraded by Moody's outnumbered downgrades by a margin of 4 to 1, while the comparable ratio at Standard & Poor's was more than 2 to 1.


Nuveen Expertise is Key
The solid track record of a proven investment manager is one key to taking advantage of the exceptional values currently available in the municipal market. The near-record level of municipal issuance in 1998, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong group of investment managers - experts in their particular areas of the market - to provide you with the advantage of their experience and insights. In addition to Nuveen Advisory Services for tax-free investing, you and your adviser can rely on Institutional Capital Corporation for value-oriented equity investing and Rittenhouse Financial Services, Inc. for growth-oriented equity investing. For more information on these funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security. We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

April 15, 1999

Nuveen Flagship New Jersey Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Tom Futrell discusses fund performance, the municipal market, and key investment strategies for the New Jersey fund for the fiscal year ended February 28, 1999.


What economic factors affected New Jersey's municipal bond market?
New Jersey's economy, which is among the most diverse in the U.S., has performed relatively well recently. Growth in the science and technology sectors played a part in the state's recent economic performance. Because its residents are among the wealthiest in the nation, there was a strong demand for municipal bonds at the retail level.

During the fiscal year, municipal bond issuance totaled $8.7 billion, ranking New Jersey among the top ten issuers nationally. New issue supply was particularly strong in the fourth quarter of 1998, providing attractive investment opportunities to the fund.

How did the Fund perform during the past year?
For the one-year period ended February 28, 1999, the total return* for Class A shares on net asset value for the Nuveen Flagship New Jersey Municipal Bond Fund was 5.00%. The taxable-equivalent total return** for Class A shares on net asset value was 7.80%. In comparison, the Lehman Brothers Municipal Bond Index produced a total return of 6.15%. This index includes a broad range of investment-grade or insured municipal bonds from around the country and does not reflect expenses.

* Total return is the sum of the fund's income and capital gains distributions plus price changes in the underlying bond portfolio.
**Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

  See your Fund's Performance overview in this report for more information.

Over the past year, interest rates remained relatively stable. In this environment, the Fund's duration, which measures a bond fund's price volatility in response to interest rate changes, played a smaller, though still significant role in determining the Fund's total return performance relative to the municipal market. In contrast, other factors such as portfolio credit quality, sector weightings, call protection, and bond selection had a larger-than-usual impact on the Fund's performance. The Fund modestly underperformed its Lipper Peer Group due to a credit problem with one of the portfolio's holdings, whose weak performance offset the relatively strong showing of the rest of the portfolio. However, based on our assessment of the bond's current prospects, we believe that continuing to hold the bond in the Fund's portfolio is in the best interest of our shareholders.

What key strategies were used over the course of the year?
The merger of the Nuveen Flagship New Jersey Municipal Bond Fund and the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund represented an opportunity for shareholders to benefit from increased operating efficiencies. In addition, in order to increase duration, our strategy consisted of looking for opportunities to sell older bonds that were reaching maturity or approaching their call dates and using the proceeds to buy new bonds with better call protection and longer maturities.

Rather than focus on particular sectors, we looked at each security on its own merits. One recent trade that represented good value was the purchase of Bergen County Lease bonds. A private placement, these bonds were offered only to institutional investors and were not available to the retail market in New Jersey. As an added benefit, the bonds are insured. On the other end of the credit spectrum, we purchased an educational bond issue for the Gil St. Bernard preparatory school. The fund's overall credit quality was very high, with more than 60% of the bonds rated AAA, as of February 28, 1999.


What is your outlook?
New Jersey's diversified economy is likely to continue to perform well. Diversity in the state's economy should help provide a buffer if the state experiences a downturn in a particular sector.

New Jersey's solid waste environment will continue to present problems in the near term. The U.S. Supreme Court's 1997 decision to overrule the state's flow control legislation created financial stress for several solid waste service providers with debt outstanding. While the state and other interested parties have discussed solutions to the problem, no decisions have been made. We will continue to monitor this situation closely.

Going forward, the ability of Nuveen's research team to uncover good values will be very important. Nuveen's research department has the capability to look for pockets of opportunity that a retail investor or another institutional investor might not find or even have access to. Our focus will continue to be on maintaining a stable dividend that is exempt from federal and state income taxes, while attempting to increase the duration of the fund, when possible, to maximize total return.

Nuveen Flagship New Jersey Municipal Bond Fund

Performance Overview

As of February 28, 1999


--------------------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)
--------------------------------------------------------------------------------

[BAR CHART APPEARS HERE]

NEW JERSEY DIVIDENDS

 3/98     0.045
 4/98     0.045
 5/98     0.045
 6/98     0.045
 7/98     0.044
 8/98     0.044
 9/98     0.044
10/98     0.044
11/98     0.044
12/98     0.044
 1/99     0.042
 2/99     0.042

--------------------------------------------------------------------------------
Top 5 Sections (as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      17%
 ................................................................................
Transportation                                                              13%
 ................................................................................
U.S. Guaranteed                                                             12%
 ................................................................................
Tax Obligation/General                                                      12%
 ................................................................................
Education and Civic Organizations                                            8%
 ................................................................................


--------------------------------------------------------------------------------
Portfolio Statistics
--------------------------------------------------------------------------------

Share Class                              A           B           C          R
--------------------------------------------------------------------------------
Inception Date                        9/94        2/97        9/94      12/91
 ................................................................................
Net Asset Value                     $10.60      $10.60      $10.58     $10.60
 ................................................................................
Total Net Assets ($000)                                              $121,133
 ................................................................................
Average Weighted Maturity (Years)                                       16.54
 ................................................................................
Average Weighted Duration (Years)                                        6.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annualized Total Return 1
--------------------------------------------------------------------------------

Share Class             A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------
1-Year                   5.00%       0.55%       4.23%       4.48%      5.13%
 ................................................................................
5-Year                   5.87%       4.96%       5.13%       5.20%      6.11%
 ................................................................................
Since Inception          6.95%       6.30%       6.20%       6.24%      7.20%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Comparison 2
--------------------------------------------------------------------------------

                           [LINE CHART APPEARS HERE]

                                     Nuveen New Jersey      Nuveen New Jersey
               Lehman Brothers         Municipal Bond         Municipal Bond
            Municipal Bond Index         Fund (NAV)            Fund (Offer)
            --------------------     -----------------      -----------------

   2/92            10,000                  10,000                  9,580
   2/93            11,376                  10,795                 10,795
   2/94            12,005                  12,036                 11,530
   2/95            12,231                  12,198                 11,685
   2/96            13,583                  13,332                 12,772
   2/97            14,454                  13,979                 13,392
   2/98            15,776                  15,245                 14,605
   2/99            16,820                  16,008                 15,335

-- Nuveen New Jersey Municipal Bond Fund (Offer) $15,335
-- Nuveen New Jersey Municipal Bond Fund (NAV) $16,008
-- Lehman Brothers Municipal Bond Index $16,820

Past performance is not predictive of future results.

1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.
2 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for difference in expenses, which are primarily differences in distribution and service fees.

Nuveen Flagship New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Steve Peterson discusses fund performance, the municipal market, and key investment strategies for the New York funds for the fiscal year ended February 28, 1999. Steve manages 13 funds for Nuveen and took over the portfolio manager duties from Dan Solender for the two New York funds covered here. Steve joined Nuveen in 1988 and is a Vice President of Nuveen Advisory Corp.

What economic factors affected New York's municipal bond market?

New York State's economy continued to improve, with unemployment dropping from 6.0% in January 1998 to 5.2% in January 1999. New York's reliance on the booming finance, insurance, and real estate industries was a major benefit during the year, boosting state and local income tax revenues. During the fiscal year, Standard & Poor's Corporation and Moody's Investors Service upgraded their credit ratings for New York City from BBB+/Baa1 to A-/A3, respectively. New York State's ratings remained unchanged at A2/A.

The state of New York's municipal market was particularly active during the period, producing the greatest supply of any state in the U.S. The $3.5 billion issue by the Long Island Power Authority was the largest municipal issue in history. New York issuance was also driven by low interest rates and its considerable capital needs to repair and replace an aging infrastructure.

How did the Funds perform during the past year?

For the one year period ended February 28, 1999, the total return* for Class A shares on net asset value for the Nuveen Flagship New York Municipal Bond Fund was 5.69%. The total return for Class A shares on net asset value for the Nuveen New York Insured Municipal Bond Fund was 4.91%. The taxable-equivalent total return** for Class A shares on net asset value for the Nuveen Flagship New York Municipal Bond Fund was 8.51%. It was 7.62% for the Nuveen New York Insured Municipal Bond Fund for Class A shares on net asset value. In comparison, the unmanaged Lehman Brothers New York Municipal Bond Index produced a total return of 6.55% and the New York Insured Municipal Bond Index generated a total return of 6.46%. These indices include a broad range of investment-grade or insured municipal bonds and do not reflect expenses.

* Total return is the sum of the fund's income and capital gains distributions plus price changes in the underlying bond portfolio.
**Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

  See your Fund's Performance Overview in this report for more information.

Over the past year, interest rates remained relatively stable. In this environment, the Funds' duration, which measures a bond fund's price volatility in response to interest rate changes, played a smaller, though still significant role in determining the Fund's total return performance relative to the municipal market. In contrast, other factors such as portfolio credit quality, sector weightings, call protection, and bond selection had a larger-than-usual impact on the Fund's performance.

What key strategies were used over the course of the year?

In the Nuveen Flagship New York Municipal Bond Fund, the portfolio strategy has been to focus on the highest credit quality bonds, since yields on lower-quality securities have generally not been high enough to justify the additional risk. However, in an attempt to boost yield without sacrificing quality, a small portion of the portfolio was invested in selected lower-rated bonds with especially attractive yields. Credit quality is not a major strategic concern in the Nuveen New York Insured Municipal Bond Fund, since the bonds are insured against default.

We continued to diversify the portfolios broadly across sectors such as housing, transportation, utilities, education, and healthcare. Our participation in the Long Island Power Authority issue was rewarded, as those bonds appreciated in value during the period.

Many bonds in each portfolio were issued several years ago when interest rates were much higher. As these bonds age, the duration of the funds shortens. We have attempted incrementally to increase duration as well as yield by buying bonds maturing in the 20-year range.

What is your outlook?

Like many municipalities across the country, New York State is currently enjoying a budget surplus. The credit rating agencies would like to see New York use the surplus to pay down its debt, which we would welcome because it could improve the State's credit rating and boost the value of our portfolios.

Both funds will continue searching for municipal bonds with good call protection and attractive yields exempt from federal and state income taxes. The Nuveen Flagship New York Municipal Bond Fund will continue to invest in attractively priced, lower-investment grade bonds while the Nuveen New York Insured Municipal Bond Fund will continue to invest in New York's large supply of insured long-term municipal bonds.

Nuveen Flagship New York Municipal Bond Fund

Performance Overview

As of February 28, 1999

--------------------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

3/98         0.0475
4/98         0.0475
5/98         0.0475
6/98         0.0475
7/98         0.0455
8/98         0.0455
9/98         0.0455
10/98        0.0455
11/98        0.0455
12/98        0.0455
1/99         0.0435
2/99         0.0435


--------------------------------------------------------------------------------
Top 5 Sectors (as a % of total investments)
--------------------------------------------------------------------------------

Tax Obligation/Limited                                                       24%
 ................................................................................
U.S. Guaranteed                                                              17%
 ................................................................................
Education and Civic Organizations                                            11%
 ................................................................................
Healthcare                                                                    9%
 ................................................................................
Utilities                                                                     9%
--------------------------------------------------------------------------------


1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.
2 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for difference in expenses, which are primarily differences in distribution and service fees.

--------------------------------------------------------------------------------
Portfolio Statistics
--------------------------------------------------------------------------------

Share Class                              A           B           C          R
--------------------------------------------------------------------------------

Inception Date                        9/94        2/97        9/94      12/86
 ................................................................................
Net Asset Value                     $11.03      $11.04      $11.06     $11.06
 ................................................................................
Total Net Assets ($000)                                              $258,737
 ................................................................................
Average Weighted Maturity (Years)                                       18.00
 ................................................................................
Average Weighted Duration (Years)                                        5.88
 ................................................................................

--------------------------------------------------------------------------------
Annualized Total Return 1
--------------------------------------------------------------------------------

Share Class             A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------
1-Year                   5.69%       1.26%       4.88%       5.00%      5.88%
 ................................................................................
5-Year                   6.20%       5.29%       5.50%       5.60%      6.50%
 ................................................................................
10-Year                  7.85%       7.38%       7.28%       7.14%      8.13%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Comparison 2
--------------------------------------------------------------------------------

                           [LINE CHART APPEARS HERE]

                                        Nuveen Flagship       Nuveen Flagship
                  Lehman Brothers      New York Municipal    New York Municipal
                Municipal Bond Index    Bond Fund (NAV)      Bond Fund (Offer)
                --------------------   ------------------    ------------------

     2/89              10,000                10,000                9,580
     2/90              11,025                10,821               10,367
     2/91              12,041                11,531               11,046
     2/92              13,244                12,882               12,341
     2/93              15,067                14,752               14,132
     2/94              15,900                15,761               15,099
     2/95              16,201                15,792               15,129
     2/96              17,991                17,453               16,720
     2/97              19,144                18,339               17,569
     2/98              20,895                20,144               19,298
     2/99              22,278                21,291               20,396


-- Nuveen Flagship New York Municipal Bond Fund (Offer) $20,396
-- Nuveen Flagship New York Municipal Bond Fund (NAV) $21,291
-- Lehman Brothers Municipal Bond Index $22,278

Past performance is not predictive of future results.

                  Nuveen New York Insured Municipal Bond Fund

                  Performance Overview

                  As of February 28, 1999


--------------------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)1
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

3/98     0.0445
4/98     0.0435
5/98     0.0435
6/98     0.0435
7/98     0.0435
8/98     0.0435
9/98     0.0435
10/98    0.0425
11/98    0.0425
12/98    0.0425
1/99     0.0425
2/99     0.0425

--------------------------------------------------------------------------------
Top 5 Sectors (as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                              27%
 ................................................................................
Healthcare                                                                   16%
 ................................................................................
Education and Civic Organizations                                            11%
 ................................................................................
Water and Sewer                                                               9%
 ................................................................................
Housing/Multifamily                                                           9%
--------------------------------------------------------------------------------


1 The Fund also paid shareholders capital gains distributions in November of
  $0.0291 per share.
2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.
3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for difference in expenses, which are primarily differences in distribution and service fees.

--------------------------------------------------------------------------------
Portfolio Statistics
--------------------------------------------------------------------------------

Share Class                                 A           B           C          R
--------------------------------------------------------------------------------
Inception Date                           9/94        2/97        9/94      12/86
 ................................................................................
Net Asset Value                        $10.73      $10.74      $10.73     $10.74
 ................................................................................
Total Net Assets ($000)                                                 $371,730
 ................................................................................
Average Weighted Maturity (Years)                                          16.03
 ................................................................................
Average Weighted Duration (Years)                                           5.32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annualized Total Return 2
--------------------------------------------------------------------------------

Share Class                A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------
1-Year                      4.91%       0.52%       4.19%       4.53%      5.18%
 ................................................................................
5-Year                      5.54%       4.63%       4.79%       4.89%      5.80%
 ................................................................................
10-Year                     7.45%       6.98%       6.84%       6.72%      7.71%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Comparison 3
--------------------------------------------------------------------------------

                           [LINE CHART APPEARS HERE]

                Lehman Brothers     Nuveen New York           Nuveen New York
                   Municipal       Insured Municipal         Insured Municipal
                  Bond Index        Bond Fund (NAV)          Bond Fund (Offer)
                ---------------    -----------------         -----------------

    2/89            9,976               9,976                     9,557
    2/90           11,025              10,847                    10,392
    2/91           12,041              11,642                    11,153
    2/92           13,244              12,967                    12,422
    2/93           15,067              14,871                    14,247
    2/94           15,900              15,662                    15,004
    2/95           16,200              15,828                    15,164
    2/96           17,991              17,441                    16,708
    2/97           19,144              18,141                    17,380
    2/98           20,895              19,549                    18,728
    2/99           22,278              20,509                    19,648


-- Nuveen New York Insured Municipal Bond Fund (Offer) $19,648
-- Nuveen New York Insured Municipal Bond Fund (NAV) $20,509
-- Lehman Brothers Municipal Bond Index $22,278

Past performance is not predictive of future results.

Portfolio of Investments

Nuveen Flagship New Jersey Municipal Bond Fund

February 28, 1999

   Principal                                                                                    Optional Call               Market
     Amount     Description                                                                      Provisions*   Ratings**    Value
-----------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 4.8%

   $5,955,000   New Jersey Economic Development Authority, Economic Development Bonds            No Opt. Call    N/R    $5,657,250
                  (Bridgewater Resources Inc. Project), 1994 Series A, 8.375%, 11/01/04
                  (Alternative Minimum Tax)+

      180,000   New Jersey Economic Development Authority, Economic Growth Bonds,              12/02 at 101 1/2  Aa3       195,370
                Second Series A3, 6.550%, 12/01/07 (Alternative Minimum Tax)
                Composite Issue - 1992
-----------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclicals - 0.2%

      200,000   New Jersey Economic Development Authority, Economic Development Refunding        No Opt. Call    Aa3       212,774
                Bonds (Burlington Coat Factory Warehouse of New Jersey, Inc. - 1995 Project),
                5.400%, 9/01/03
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 7.5%

      980,000   New Jersey Economic Development Authority, Economic Development Bonds            No Opt. Call    N/R     1,220,688
                 (Yeshiva Ktana of Passaic - 1992 Project), 8.000%, 9/15/18

      480,000   New Jersey Economic Development Authority, Insured Revenue Bonds (Educational    No Opt. Cal     AAA       517,762
                 Testing Service Issue), Series 1995B, 5.500%, 5/15/05

    2,230,000   New Jersey Economic Development Authority, School Revenue Bonds (Gill/St.        2/08 at 101     N/R     2,232,542
                 Bernard School), Series 1998, 6.000%, 2/01/25

      870,000   New Jersey Educational Facilities Authority, Trenton State College Issue,        7/99 at 100     A+        872,401
                 Revenue Bonds, Series 1976D, 6.750%, 7/01/08

      140,000   New Jersey Educational Facilities Authority, Seton Hall University Project       7/01 at 102     A-        150,489
                 Revenue Bonds, 1991 Series, Project D, 6.600%, 7/01/02

      330,000   New Jersey Educational Facilities Authority, Higher Educational Facilities       No Opt. Call    BBB       333,366
                 Revenue Bonds, Saint Peters College Issue, 1992 Series B, 6.000%, 7/01/99

      270,000   New Jersey Educational Facilities Authority, Revenue Bonds, Saint Peters         7/08 at 102     BBB       279,142
                 College Issue, 1998 Series B, 5.375%, 7/01/12

      410,000   New Jersey Educational Facilities Authority, Revenue Refunding Bonds             7/03 at 102     BBB       418,954
                 (Monmouth College), Series 1993-A, 5.625%, 7/01/13

      835,000   New Jersey Educational Facilities Authority, Princeton University Revenue        7/04 at 100     AAA       910,910
                 Bonds, 1994 Series A, 5.875%, 7/01/11

    2,000,000   New Jersey Educational Facilities Authority, Revenue Bonds, Trenton State        7/06 at 101     AAA     2,020,580
                 College Issue, Series 1996A, 5.125%, 7/01/24

       75,000   Higher Education Assistance Authority (State of New Jersey), Student Loan        7/02 at 102     A+         80,110
                 Revenue Bonds, 1992 Series A, NJ Class Loan Program, 6.000%, 1/01/06
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products - 0.2%

      250,000   New Jersey Economic Development Authority, Solid Waste Disposal Facility         4/02 at 102     Aa1       274,838
                 Revenue Bonds (Garden  State Paper Company, Inc. Project), Series 1992,
                 7.125%, 4/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 7.3%

      700,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,            7/00 at 102     AAA       743,148
                 Community Medical Center/Kensington Manor Care Center Issue, Series E, 7.000%,
                 7/01/20

    1,200,000   New Jersey Health Care Facilities Financing Authority, Revenue And Refunding     7/07 at 102     AAA     1,222,464
                 Bonds, Holy Name Hospital Issue, Series 1997, 5.250%, 7/01/20

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Newark/Beth Israel Medical Center Issue, Series 1994:
      200,000     5.800%, 7/01/07                                                                7/04 at 102     AAA       221,988
      200,000     6.000%, 7/01/16                                                                7/04 at 102     AAA       223,904


   Principal                                                                                    Optional Call               Market
     Amount     Description                                                                      Provisions*   Ratings**    Value
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

   $  250,000   New Jersey Health Care Facilities Financing Authority, Refunding Revenue         8/04 at 102   AAA      $  284,790
                 Bonds, Irvington General Hospital Issue (FHA Insured Mortgage), Series 1994,
                 6.375%, 8/01/15

      650,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades  7/02 at 102   N/R         691,288
                Medical Center Obligated Group Issue, Series 1992, 7.500%, 7/01/06

      400,000   New Jersey Health Care Facilities Financing Authority, Refunding Revenue         7/02 at 102   A-          440,812
                 Bonds, Atlantic City Medical Center Issue, Series C, 6.800%, 7/01/05

      100,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,            7/02 at 102   AAA         109,124
                West Jersey Health System, Series 1992, 6.000%, 7/01/07

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Monmouth Medical Center Issue, Series C:
      250,000     5.700%, 7/01/02                                                               No Opt. Call   AAA         266,038
      250,000     6.250%, 7/01/16                                                                7/04 at 102   AAA         282,875

      250,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,            7/04 at 102   AAA         276,985
                 Dover General Hospital and Medical Center Issue, Series 1994, 5.900%, 7/01/05

    1,000,000   New Jersey Health Care Facilities Financing Authority, Revenue and Refunding     7/07 at 102   AAA         991,700
                 Bonds, AHS Hospital Corporation Issue, Series 1997 A, 5.000%, 7/01/27

                New Jersey Health Care Facilities Financing Authority, Bayonne
                Hospital Obligated Group, Revenue Bonds, Series 1994:
      215,000     6.400%, 7/01/07                                                                7/04 at 102   AAA         241,755
      175,000     6.250%, 7/01/12                                                                7/04 at 102   AAA         194,590

      865,000   New Jersey Economic Development Authority, Economic Growth Lease Revenue Bonds, 12/03 at 102   Aa3         917,583
                 Remarketed 1992 Second Series B, 5.300%, 12/01/07 (Alternative Minimum Tax)

      300,000   New Jersey Economic Development Authority, Revenue Bonds (RWJ Health Care        7/04 at 102   AAA         333,582
                 Corporation at Hamilton Obligated Group Project), Series 1994, 6.250%, 7/01/14

    1,000,000   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control  1/05 at 102   AAA       1,119,540
                 Facilities Financing Authority, Hospital Revenue Bonds, 1995 Series A
                 (Hospital Auxilio Mutuo Obligated Group Project), 6.250%, 7/01/16

      250,000   Pollution Control Financing Authority of Union County (New Jersey), Pollution   No Opt. Call   A3          281,338
                 Control Revenue Refunding Bonds, American Cyanamid Company Issue, Series
                 1994, 5.800%, 9/01/09
----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 6.6%

      235,000   Hoboken Housing Finance Corporation, Multifamily Mortgage Revenue Bonds          4/04 at 100   AA          241,961
                 (Project Uplift - FHA Section 8), 1995-A Refunding, 6.250%, 2/01/24

      400,000   The Hudson County Improvement Authority, Multifamily Housing Revenue Bonds,      6/04 at 100   AA+         429,780
                 Series 1992 A (Conduit Financing - Observer Park Project), 6.900%, 6/01/22
                 (Alternative Minimum Tax)

    2,000,000   New Jersey Housing and Mortgage Finance Agency, Multi-Family Housing             5/05 at 102   AAA       2,136,920
                 Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

    1,500,000   New Jersey Housing Mortgage Finance Agency, Multi-Family Housing Revenue         5/06 at 102   AAA       1,612,800
                 Bonds, 1996 Series A, 6.200%, 11/01/18 (Alternative Minimum Tax)

    1,750,000   New Jersey Housing Finance Agency, Special Pledge Revenue Obligations,           5/99 at 101   A+        1,789,375
                 1975 Series One, 9.000%, 11/01/18

      700,000   New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds,           5/02 at 102   A+          755,881
                 1992 Series A, 6.950%, 11/01/13

      500,000   New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding       11/02 at 102   A+          537,510
                 Bonds, 1992 Series One, 6.600%, 11/01/14

      500,000   North Bergen Housing Development Corporation (North Bergen, New Jersey),         3/99 at 102   N/R         511,155
                 Mortgage Revenue Bonds, Series 1978 (FHA Insured Mortgage Loan - Section 8
                 Assisted Project), 7.400%, 9/01/20
----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 6.5%

                New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                 1994 Series K:
      250,000    6.300%, 10/01/16 (Alternative Minimum Tax)                                      7/04 at 102   AAA         267,565
      400,000    6.375%, 10/01/26 (Alternative Minimum Tax)                                      7/04 at 102   AAA         429,492

                Portfolio of Investments
                Nuveen Flagship New Jersey Municipal Bond Fund (continued) February 28, 1999


    Principal                                                                            Optional Cell                       Market
       Amount   Description                                                                Provisions*  Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------

                Housing/Single Family (continued)

$   4,000,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer            10/07 at 101 1/2        AAA      $  4,204,440
                  Revenue Bonds, 1997 Series U, 5.700%, 10/01/14 (Alternative
                  Minimum Tax)

    2,450,000   Puerto Rico Housing Finance Corporation, Home Ownership Mortgage          12/08 at 101        AAA         2,456,419
                  Revenue Bonds (GNMA - Guaranteed Mortgage Loans), 1998 Series A,
                  5.200%, 12/01/32 (Alternative Minimum Tax)

      505,000   Virgin Islands Housing Finance Authority, Single Family Mortgage           3/05 at 102        AAA           540,592
                  Revenue Refunding Bonds (GNMA Mortgage Backed Securities Program),
                  1995 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other - 1.1%

      240,000   New Jersey Economic Development Authority, District Heating and           12/03 at 102       BBB-           255,713
                  Cooling Revenue Bonds (Trigen - Trenton Project), 1993 Series B,
                  6.100%, 12/01/04 (Alternative Minimum Tax)

    1,055,000   New Jersey Economic Development Authority, Economic Growth Bond,          12/03 at 102        Aa3         1,121,634
                  Composite Issue, 1992 Second Series H, 5.300%, 12/01/07
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 3.0%

                New Jersey Economic Development Authority, Economic Development
                  Revenue Bonds (United Methodist Homes of New Jersey Obligated
                  Group Issue), Series 1998:
    1,500,000     5.125%, 7/01/18                                                          7/08 at 102       BBB-         1,418,055
    1,000,000     5.125%, 7/01/25                                                          7/08 at 102       BBB-           925,840

    1,300,000   New Jersey Economic Development Authority, First Mortgage Revenue          7/08 at 102          A         1,314,677
                  Fixed Rate Bonds (Cadbury Corporation Project), Series 1998A,
                  5.500%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General - 11.4%

      200,000   The City of Atlantic City, In the County of Atlantic, New Jersey,         No Opt. Call          A           214,138
                  General Obligation General Improvement Bonds, Series 1994,
                  5.650%, 8/15/04

      100,000   The Board of Education of the City of Atlantic City, Atlantic             12/02 at 102        AAA           110,101
                  County, New Jersey, School Bonds, Series 1992, 6.000%, 12/01/06

      100,000   County of Atlantic, New Jersey, General Improvement Bonds, 6.000%,         1/04 at 101        AAA           109,460
                  1/01/07

      100,000   County of Camden, New Jersey, General Obligation Refunding Bonds,         No Opt. Call        AAA           105,717
                  Series 1992, 5.500%, 6/01/02

      250,000   City of East Orange, In the County of Essex, New Jersey, Fiscal           No Opt. Call        AAA           317,715
                  Year Adjustment Bonds (Qualified under the Municipal Qualified
                  Bond Act P.L. 1976, c. 38, as Amended), 8.400%, 8/01/06

      200,000   Government of Guam, General Obligation Bonds, Series 1993A,               11/03 at 102        BBB           207,218
                  5.150%, 11/15/07

      500,000   The Board of Education of The Township of Hillsborough, In the            No Opt. Call         AA           567,705
                  County of Somerset, State of New Jersey, General Obligation
                  School Purpose Bonds, Series 1992, 5.875%, 8/01/11

      400,000   Jersey City General Obligation Bonds, 6.500%, 2/15/02                     No Opt. Call         AA           431,508

    2,645,000   The Board of Education of the Township of Middletown, In the               8/07 at 100        AAA         2,825,574
                  County of Monmouth, New Jersey, School Bonds, 5.800%, 8/01/21

                The Monmouth County Improvement Authority (Monmouth County, New
                  Jersey), Revenue Bonds, Series 1992 (Howell Township Board of
                  Education Project):
      100,000     6.000%, 7/01/03                                                          7/02 at 102        AA+           109,124
       50,000     6.450%, 7/01/08                                                          7/02 at 102        AA+            55,265

      100,000   Township of Montclair, In the County of Essex, New Jersey,             3/00 at 101 1/2        AAA           103,924
                  General Obligation School Bonds, 5.800%, 3/01/06

    1,000,000   State of New Jersey, General Obligation Bonds, Series D, 5.800%,          No Opt. Call        AA+         1,115,650
                  2/15/07

      200,000   State of New Jersey, General Obligation Refunding Bonds, Series           No Opt. Call        AA+           172,106
                  D, 0.000%, 2/15/03

      165,000   Parsippany-Troy Hills Township, General Obligation Capital                No Opt. Call        AA-           117,195
                  Appreciation Bonds, Series 1992, 0.000%, 4/01/07

      185,000   The Board of Education of The City of Perth Amboy, In the County          No Opt. Call        AAA           206,183
                  of Middlesex, New Jersey, School Bonds, 6.200%, 8/01/04

    1,950,000   The Board of Education of the City of Pleasantville, In the                2/08 at 100        AAA         1,952,067
                  County of Atlantic, New Jersey, School District Bonds, 5.000%,
                  2/15/20

----
10


    Principal                                                                            Optional Cell                       Market
       Amount   Description                                                                Provisions*  Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

   $  550,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996          7/06 at 101 1/2          A        $  563,547
                  (General Obligation Bonds), 5.400%, 7/01/25

    2,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997          7/07 at 101 1/2        AAA         2,067,220
                  (General Obligation Bonds), 5.375%, 7/01/21

    2,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1995          7/05 at 101 1/2        AAA         2,140,520
                  (General Obligation Bonds), 5.750%, 7/01/24

      250,000   The City of Union City, In the County of Hudson, State of New             No Opt. Call        AAA           296,338
                  Jersey, General Obligation School Purpose Bonds, Series 1992,
                  6.375%, 11/01/10
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 16.9%

      250,000   The City of Atlantic City, New Jersey, Municipal Utilities                 5/02 at 102         A-           262,908
                  Authority, Water System Revenue Refunding Bonds, Series 1993,
                  5.650%, 5/01/07

      150,000   The Bergen County Utilities Authority (New Jersey), 1992 Water            12/02 at 102        AAA           163,473
                  Pollution Control System Revenue Bonds, Series B, 6.000%,
                  12/15/13

      250,000   The Camden County Municipal Utilities Authority (Camden County,            7/06 at 102        AAA           253,765
                  New Jersey), County Agreement Sewer Revenue Refunding Bonds,
                  1996 Series, 5.125%, 7/15/17

                The Essex County Improvement Authority (Essex County, New Jersey),
                City of Newark General Obligation Lease Revenue Bonds, Series 1994:
      620,000     6.350%, 4/01/07                                                          4/04 at 102       BBB+           671,379
      450,000     6.600%, 4/01/14                                                          4/04 at 102       BBB+           492,318

      750,000   The Essex County Improvement Authority (Essex County, New Jersey),        10/08 at 101        AAA           750,878
                  Parking Facility Revenue Refunding Bonds, Series 1998 (Non-AMT),
                  5.000%, 10/01/22

      500,000   The Essex County Improvement Authority (Essex County, New Jersey),        12/02 at 102       Baa1           535,215
                  County Guaranteed Pooled Revenue Bonds, Series 1992A, 6.500%,
                  12/01/12

    1,380,000   The Board of Education of the Borough of Little Ferry, Bergen County,     No Opt. Call        N/R         1,449,262
                  New Jersey, Certificates of Participation, 6.300%, 1/15/08

    1,000,000   The State of New Jersey, as Lessee, and The Mercer County                  7/99 at 100         Aa         1,002,440
                  Improvement Authority, as Lessor, Relating to the Richard J.
                  Hughes Justice Complex, 6.050%, 1/01/13

      250,000   Mercer County Improvement Authority, Solid Waste, 0.000%, 4/01/04         No Opt. Call         Aa           204,300

    5,280,000   New Jersey Economic Development Authority, Lease Revenue Bonds,           11/08 at 101        Aaa         5,101,958
                  Series 1998 (Bergen County Administration Complex),
                  4.750%, 11/15/26

      300,000   New Jersey Economic Development Authority, State Contract Economic         9/02 at 102        AAA           325,152
                  Recovery Bonds, Series 1992-A, 6.000%, 3/15/21

                New Jersey Economic Development Authority, Market Transition
                  Facility Senior Lien Revenue Bonds, Series 1994A:
      300,000     7.000%, 7/01/04                                                         No Opt. Call        AAA           344,085
      650,000     5.875%, 7/01/11                                                          7/04 at 102        AAA           716,313

                New Jersey Sports and Exposition Authority, Convention Center
                  Luxury Tax Bonds, 1992 Series A:
      100,000     6.000%, 7/01/07                                                          7/02 at 102        AAA           108,545
      250,000     6.250%, 7/01/20                                                          7/02 at 102        AAA           272,853

                North Jersey District Water Supply Commission of the State of
                  New Jersey, Wanaque South Project, Revenue Refunding Bonds,
                  Series 1993:
      100,000     5.700%, 7/01/05                                                          7/03 at 102        AAA           108,798
      200,000     6.000%, 7/01/21                                                          7/03 at 102        AAA           218,624

    2,350,000   The Ocean County Utilities Authority (New Jersey), Wastewater              7/99 at 100        AAA         2,350,353
                  Revenue Bonds, Refunding Series 1987, 5.000%, 1/01/14

      170,000   Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds,             7/06 at 101 1/2          A           171,316
                  Series 1995, Guaranteed by the Commonwealth of Puerto Rico,
                  5.000%, 7/01/15

    5,000,000   The Union County Utilities Authority (Union County, New Jersey),           6/08 at 102        Aaa         4,942,750
                  Solid Waste Bonds, County Deficiency Agreement, Series 1998A1,
                  5.000%, 6/15/28 (Alternative Minimum Tax)

----
11


                      Portfolio of Investments
                      Nuveen Flagship New Jersey Municipal Bond Fund (continued)
                      February 28, 1999

    Principal                                                                            Optional Call                       Market
       Amount   Description                                                                Provisions    Ratings**            Value

-----------------------------------------------------------------------------------------------------------------------------------
Transportation - 12.9%

   $2,150,000   Delaware River Port Authority (New Jersey),
                 Port District Project Bonds, Series B of 1998,
                  5.000%, 1/01/26                                                          1/08 at 101     AAA         $  2,152,344

                Parking Authority of the City of Hoboken, County of Hudson, New
                Jersey, Parking General Revenue Refunding Bonds, Series 1992A:
      330,000     5.850%, 3/01/00                                                         No Opt. Call    Baa1              337,887
      100,000     6.625%, 3/01/09                                                          3/02 at 102    Baa1              106,260

    1,750,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                  Series 1991C, 6.500%, 1/01/08                                           No Opt. Call    BBB+            2,011,958

      125,000   The Port Authority of New York and New Jersey,                            10/04 at 101     AAA              140,311
                  Consolidated Bonds, Ninety-Sixth Series, 6.600%, 10/01/23
                  (Alternative Minimum Tax)

      200,000   The Port Authority of New York and New Jersey, Consolidated Bonds,         6/05 at 101     AA-              212,986
                  One Hundredth Series, 5.750%, 12/15/20

                The Port Authority of New York and New Jersey Consolidated Bonds,
                  Ninety-Fifth Series:
      200,000     5.500%, 7/15/05 (Alternative Minimum Tax)                                7/04 at 101     AA-              215,460
      200,000     5.875%, 7/15/09 (Alternative Minimum Tax)                                7/04 at 101     AA-              216,882

                The Port Authority of New York and New Jersey, Consolidated
                  Bonds, One Hundred Ninth Series:
    1,500,000     5.375%, 7/15/22                                                          1/07 at 101     AA-            1,548,705
    2,000,000     5.375%, 7/15/27                                                          1/07 at 101     AAA            2,074,440

    2,000,000   The Port Authority of New York and New  Jersey, Consolidated Bonds,        6/05 at 101     AA-            2,071,020
                 One Hundred Twelfth Series 5.250%, 12/01/13 (Alternative Minimum Tax)

    4,100,000   The Port Authority of New York and New Jersey, Special Project Bonds,     12/07 at 100     AAA            4,356,045
                  Series 6, JFK International Air Terminal LLC Project,
                  5.750%, 12/01/25 (Alternative Minimum Tax)

      100,000   South Jersey Transportation Authority, Transportation System              11/02 at 102     AAA              108,993
                  Revenue Bonds, 1992 Series B (Tax Exempt), 5.900%, 11/01/06
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 11.7%
      100,000   The Essex County Improvement Authority (Essex County, New Jersey),        12/04 at 102     AAA              117,485
                  General Obligation Lease  Revenue Bonds, Series 1994
                  (County Jail and Youth House Projects), 6.900%, 12/01/14
                  (Pre-refunded to 12/01/04)

      200,000   New Jersey Economic Development Authority, Lease Rental Bonds,             3/02 at 102     AAA              221,910
                  1992 Series (Liberty State Park Project), 6.800%, 3/15/22
                  (Pre-refunded to 3/15/02)

    1,630,000   New Jersey Health Care Facilities Financing Authority                     No Opt. Call     AAA            1,982,194
                  (Hackensack Hospital), 8.750%, 7/01/09

    2,065,000   New Jersey Health Care Facilities Financing Authority,                     7/01 at 102   A1***            2,325,913
                  Revenue Bonds, Series 1990-E (Kennedy Memorial Hospital),
                  8.375%, 7/01/10 (Pre-refunded to 7/01/01)

    3,000,000   New Jersey Health Care Facilities Financing Authority,                     7/99 at 102   A-***            3,105,900
                  Revenue Bonds, Newton Memorial Hospital
                  Issue, Series A, 7.500%, 7/01/19 (Pre-refunded to 7/01/99)

                New Jersey Health Care Facilities Financing Authority, Bayonne
                Hospital Obligated Group, Revenue Bonds, Series 1994:
       35,000     6.400%, 7/01/07 (Pre-refunded to 7/01/04)                                7/04 at 102     AAA               39,854
       25,000     6.250%, 7/01/12 (Pre-refunded to 7/01/04)                                7/04 at 102     AAA               28,288

      625,000   New Jersey Economic Development Authority, Insured Revenue Bonds           5/05 at 102     AAA              710,744
                  (Educational Testing Service Issue), Series 1995B,
                  6.125%, 5/15/15 (Pre-refunded to 5/15/05)

      100,000   New Jersey Educational Facilities Authority,                               7/02 at 102    A***              110,374
                  Stevens Institute of Technology Issue Revenue Bonds,
                  1992 Series A, 6.400%, 7/01/03 (Pre-refunded to 7/01/02)

      245,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds, 1984 Series,       No Opt. Call     AAA              282,218
                  10.375%, 1/01/03

      200,000   New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds,        4/04 at 102   Aa1***              227,652
                  Series 1994A, 6.500%, 4/01/14 (Pre-refunded to 4/01/04)

      300,000   The Township of North Bergen (Hudson County, New Jersey),                 8/02 at 102      AAA              333,384
                  Fiscal Year Adjustment General Obligation Bonds,
                  Series 1992, 6.500%, 8/15/12 (Pre-refunded to 8/15/02)

       60,000   Puerto Rico Highway and Transportation Authority,                         7/02 at 101  1/2 AAA               66,622
                  Highway Revenue Bonds (Series T),
                  6.625%, 7/01/18 (Pre-refunded to 7/01/02)

      225,000   Puerto Rico Commonwealth Highway Authority, Highway Revenue Bonds,        7/00 at 100     A***              233,246
                  Series 1990-Q,  6.000%, 7/01/20 (Pre-refunded to 7/01/00)


    Principal                                                                            Optional Call                       Market
       Amount   Description                                                                Provisions*   Ratings**            Value

-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

   $1,875,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,              7/01 at 102        Aaa          $ 2,064,394
                  Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

      200,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,          7/02 at 101 1/2    BBB+***              219,456
                  Series R, 6.250% 7/01/17 (Pre-refunded to 7/01/02)

      250,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,              7/04 at 102    BBB+***              285,155
                  Series 1994-T, 6.375%, 7/01/24 (Pre-refunded to 7/01/04)

    1,100,000   Sparta Township School District, General Obligation Bonds               9/06 at 100        AAA            1,226,269
                 (Unlimited Tax), 5.800%, 9/01/18

      100,000   University of Medicine and Dentistry of New Jersey Bonds,              12/01 at 102     AA-***              109,858
                  Series E, 6.500%, 12/01/18 (Pre-refunded to 12/01/01)

      300,000   The Wanaque Borough Sewerage Authority                                 12/02 at 102      A3***              340,317
                  (Passaic County, New Jersey), Sewer Revenue Bonds
                  (Series 1992), (Bank Qualified), 7.000%,
                  12/01/21 (Pre-refunded to 12/01/02)

       75,000   The Wanaque Valley Regional Sewerage Authority                          9/03 at 102    Baa1***               83,287
                  (Passaic County, New Jersey), Sewer Revenue Bonds
                  (1993 Series A), 6.125%, 9/01/22 (Pre-refunded to 9/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 7.3%

    1,000,000   Pollution Control Financing Authority of Camden County                 No Opt. Call         B2              993,080
                  (Camden County, New Jersey), Solid Waste Disposal and
                  Resource Recovery System Revenue Bonds, Series 1991 C,
                  7.125%, 12/01/01 (Alternative Minimum Tax)

    2,645,000   Pollution Control Financing Authority of Camden County                 12/01 at 102         B2            2,651,083
                  (Camden County, New Jersey), Solid Waste Disposal and
                  Resource Recovery System Revenue Bonds,
                  Series 1991 D, 7.250%, 12/01/10

       75,000   New Jersey Economic Development Authority,                             No Opt. Call        N/R               75,303
                  Electric Energy Facility Revenue Bonds (Vineland
                  Cogeneration Limited Partnership Project), Series 1992,
                  6.750%, 6/01/99 (Alternative Minimum Tax)

      300,000   The Port Authority of New York and New Jersey,                         No Opt. Call        N/R              332,886
                  Special Project Bonds, Series 4, KIAC Partners
                  Project, 7.000%, 10/01/07 (Alternative Minimum Tax)

      250,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,   No Opt. Call       BBB+              263,284

                  Series Q, 5.900%, 7/01/01

      790,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,   No Opt. Call       BBB+              938,519

                  Series P, 7.000%, 7/01/07

    2,000,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,    7/04 at 100       BBB+            2,048,619
                  Series T, 5.500%, 7/01/20

    1,500,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,    7/05 at 100       BBB+            1,508,324

                  Series Z, 5.250%, 7/01/21

-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 0.4%

      250,000   The Hoboken - Union City - Weehawken Sewerage Authority (New Jersey),   8/02 at 102        AAA              272,879
                  Sewer Revenue Bonds (Refunding Series 1992), 6.200%, 8/01/19

      100,000   New Jersey Economic Development Authority, Water Facilities             6/03 at 102        AAA              102,678
                  Revenue Refunding Bonds (New Jersey American Water
                  Company Inc. Project), Series 1993, 5.500%, 6/01/23
                  (Alternative Minimum Tax)

      150,000     New Jersey Economic Development Authority, Water Facilities           3/04 at 102        AAA              159,467
                  Revenue Refunding Bonds   (Hackensack
                  Water Company Project - 1994 Series B), 5.900%, 3/01/24
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
 $113,615,000   Total Investments - (cost $112,884,317) - 97.8%                                                         118,419,382
-----------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      2,714,082
-----------------------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $121,133,464
-----------------------------------------------------------------------------------------------------------------------------------

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard and Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ The fund has not received the last two semi-annual interest coupon payments on these bonds. We understand that the issuer is in the process of attempting to re-structure the bond debt by bringing to market new bonds whose proceeds would be used to call the currently defaulted bonds at a price significantly higher than their current market value. There is no assurance that the bonds will be re-structured on such favorable terms, or that the re-structuring will occur in the near future. The Fund has continued to hold the bonds, because the Adviser believes that the prospects that a re-structuring of the debt will substantially increase their value make the bonds's true value much higher than the current market price at which they could be sold.

See accompanying note to financial statements.

Portfolio of Investments
Nuveen Flagship New York Municipal Bond Fund
February 28, 1999


 Principal                                                                         Optional Call                             Market
    Amount   Description                                                             Provisions*     Ratings**                Value
------------------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.4%

$1,750,000   Town of Brookhaven Industrial Development Agency, 1993 Civic            3/03 at 102          BBB-          $ 1,875,405
              Facility Revenue Bonds (Dowling College/The National Aviation
              and Transportation Center Civic Facility), 6.750%, 3/01/23

 2,470,000   Dutchess County Industrial Development Agency, Civic Facility          11/03 at 102             A            2,725,744
              Revenue Bonds (The Bard College Project), Series 1992, 7.000%,
              11/01/17

 1,000,000   City of Rochelle, Industrial Development Agency, Civic Facility         7/02 at 102          Baa2            1,073,920
              Revenue Bonds (College of New Rochelle Project - 1992 Series),
              6.625%, 7/01/12

   205,000   New York City Industrial Development Agency, Civic Facility            11/01 at 102           AA+              223,294
              Revenue Bonds (Federation Protestant Welfare), Series 1991,
              6.950%, 11/01/11

             New York City Industrial Development Agency, Civic Facility
             Revenue Bonds (College of New Rochelle Project), Series 1995:
 1,000,000     6.200%, 9/01/10                                                       9/05 at 102          Baa2            1,096,920
 1,000,000     6.300%, 9/01/15                                                       9/05 at 102          Baa2            1,061,820

 2,000,000   Dormitory Authority of the State of New York, State University          5/00 at 102            A-            2,127,320
              Educational Facilities Revenue Bonds, Series 1990A, 7.400%,
              5/15/01

   750,000   Dormitory Authority of the State of New York, City University          No Opt. Call          BBB+              911,318
              System Consolidated Second General Resolution Revenue Bonds,
              Series 1990C, 7.500%, 7/01/10

   500,000   Dormitory Authority of the State of New York, Revenue Bonds, State      7/01 at 102          BBB+              550,785
              University Athletic Facility Issue, Series 1991, 7.250%, 7/01/21

 2,100,000   Dormitory Authority of the State of New York, University of             7/04 at 102            A+            2,342,823
              Rochester Revenue Bonds, Series 1994A, 6.500%, 7/01/19

 1,500,000   Dormitory Authority of the State of New York, City University          No Opt. Call          BBB+            1,648,335
              System Consolidated Second General Resolution Revenue Bonds,
              Series 1993A, 5.750%, 7/01/07

 2,225,000   Dormitory Authority of the State of New York, City University          No Opt. Call          BBB+            2,462,697
              Refunding Bonds, 1993C Issue, 5.750%, 7/01/12

 1,000,000   Dormitory Authority of the State of New York, State University          5/14 at 100            A-            1,030,850
              Educational Facilities Revenue Bonds, Series 1993B, 5.250%,
              5/15/19

             Dormitory Authority of the State of New York, Revenue Bonds,
             Upstate Community Colleges, Series 1995A:
 2,195,000     6.500%, 7/01/07                                                      No Opt. Call          BBB+            2,521,397
 1,000,000     6.250%, 7/01/25                                                       7/05 at 102          BBB+            1,095,850

 3,515,000   Suffolk County Industrial Development Agency, Civic Facility            6/04 at 102          BBB-            3,715,425
              Revenue Bonds (Dowling College Civic Facility), Series 1994,
              6.625%, 6/01/24

 1,000,000   Suffolk County Industrial Development Agency, Civic Facility           12/06 at 102          BBB-            1,078,250
              Revenue Refunding Bonds (Dowling College Civic Facility),
              Series 1996, 6.700%, 12/01/20

             City of Utica Industrial Development Agency (New York), Civic
             Facility Revenue Bonds (Utica College Project), Series 1998A:
   900,000     5.300%, 8/01/08                                                      No Opt. Call           N/R              926,415
 1,000,000     5.750%, 8/01/28                                                       8/08 at 102           N/R            1,019,680
------------------------------------------------------------------------------------------------------------------------------------
             Forest and Paper Products - 0.3%

   750,000   Jefferson County Industrial Development Agency, Multi-Modal            11/02 at 102           Baa1             816,360
              Interchangeable Rate, Solid Waste Disposal Revenue Bonds
              (Champion International Corporation Project), Series 1990,
              7.200%, 12/01/20 (Alternative Minimum Tax)


 Principal                                                                                  Optional Call                    Market
    Amount   Description                                                                      Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
             Health Care - 9.4%

$1,000,000   New York City Health and Hospitals Corporation, Health System Bonds,             2/03 at 102       BBB-    $ 1,053,140
              1993 Series A, 6.300%, 2/15/20

 3,300,000   Dormitory Authority of the State of New York, Menorah Campus, Inc.,              2/07 at 102        AAA      3,544,233
              FHA-Insured Mortgage  Nursing Home Revenue Bonds, Series 1997, 5.950%,
              2/01/17

 1,000,000   Dormitory Authority of the State of New York, NYACK Hospital Revenue Bonds,      7/06 at 102        Baa      1,082,360
              Series 1996, 6.000%, 7/01/06

 2,250,000   Dormitory Authority of the State of New York, The Rosalind and Joseph            2/07 at 102        AAA      2,371,118
              Gurwin Jewish Geriatric Center of Long Island, Inc., FHA-Insured Mortgage
              Nursing Home Revenue Bonds, Series 1997, 5.700%, 2/01/37

   365,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing      8/99 at 100         AA        369,829
              Home Insured Mortgage Revenue Bonds, 1987 Series A, 8.000%, 2/15/27

   485,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing      8/01 at 102         AA        525,876
              Home Insured Mortgage Revenue Bonds, 1991 Series A, 7.450%, 8/15/31

 1,400,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing      2/03 at 102        AAA      1,548,372
              Home FHA-Insured Mortgage Revenue Bonds, 1992 Series D, 6.450%, 2/15/09

 2,000,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing      8/02 at 102        AAA      2,125,380
              Home FHA-Insured Mortgage Revenue Bonds, 1992 Series B, 6.200%, 8/15/22

 2,345,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing      8/04 at 102        AAA      2,562,710
              Home FHA-Insured Mortgage Revenue Bonds, 1994 Series C, 6.400%, 8/15/14

 1,000,000   New York State Medical Care Facilities Finance Agency, Brookdale Hospital       No Opt. Call        AAA      1,056,470
              Medical Center Secured Hospital Revenue Bonds, 1995 Series A, 6.400%,
              2/15/01

   325,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing      8/99 at 102         AA        337,428
              Home Insured Mortgage Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

 1,000,000   New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage      2/05 at 102         AA      1,076,150
              Project Revenue Bonds, 1995 Series B, 6.100%, 2/15/15

   960,000   New York State Medical Care Facilities Finance Agency, Health Center            11/05 at 102        Aa1      1,069,526
               Projects Revenue Bonds (Secured Mortgage Program), 1995 Series A, 6.375%,
               11/15/19

 1,020,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing      2/04 at 102        AAA      1,126,978
              Home FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.200%, 2/15/21

2,220,000    Newark - Wayne Community Hospital, Inc., Hospital Revenue Improvement and        9/03 at 102        N/R      2,387,144
              Refunding Bonds, Series 1993A, 7.600%, 9/01/15

 2,000,000   New York City Industrial Development Agency, Civic Facility Revenue Bonds       12/02 at 102        BBB      2,128,640
              (1992 Jewish Board of Family and Childrens Services, Inc. Project),
              6.750%, 12/15/12
------------------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.5%

 1,000,000   City of Batavia Housing Authority, Tax-Exempt Mortgage Revenue Refunding         7/01 at 102        Aaa      1,046,470
              Bonds, Series 1994A (Washington Towers - FHA Insured Mortgage), 6.500%,
              1/01/23

 2,000,000   Village of East Rochester (New York), Housing Authority, FHA-Insured Mortgage    2/08 at 102         AA      2,021,360
              Revenue Bonds (Linden Knoll Inc. Project), Series 1998, 5.350%, 2/01/38

 2,000,000   New York City Housing Development Corporation, Multi-Family Mortgage             4/03 at 102        AAA      2,150,760
              Revenue Bonds (FHA Insured Mortgage Loan), 1993 Series A, 6.550%, 10/01/15

 1,250,000   New York City Housing Development Corporation, Multi-Unit Mortgage               6/01 at 102        AAA      1,348,350
              Refunding Bonds (FHA Insured Mortgage Loans), 1991 Series A, 7.350%, 6/01/19

   750,000   Dormitory Authority of the State of New York, GNMA Collateralized Revenue        8/99 at 102        AAA        767,115
              Bonds (Park Ridge Housing, Inc. Project), Series 1989, 7.850%, 2/01/29

 2,240,000   New York State Finance Agency, Housing Project Mortgage Revenue Bonds, 1996      5/06 at 102        AAA      2,421,709
              Series A Refunding, 6.125%, 11/01/20

             New York State Housing Finance Agency, Insured Multi-Family
             Mortgage Housing Revenue Bonds, 1992 Series A:
 1,650,000     6.950%, 8/15/12                                                                8/02 at 102         AA      1,792,148

   500,000     7.000%, 8/15/22                                                                8/02 at 102         AA        540,405


Portfolio of Investments
Nuveen Flagship New York Municipal Bond Fund (continued)
February 28, 1999


 Principal                                                                                 Optional Call                     Market
    Amount   Description                                                                     Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

$1,000,000   New York State Housing Finance Agency, Multi-Family Housing Revenue Bonds       2/04 at 102         Aa1   $  1,081,490
               (Secured Mortgage Program), 1994 Series C, 6.450%, 8/15/14

 1,000,000   New York State Urban Development Corporation, Section 236 Revenue Bonds,        1/02 at 102         AAA      1,093,240
               Series 1992A, 6.750%, 1/01/26

------------------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.9%

   190,000   State of New York Mortgage Agency, Mortgage Revenue Bonds, Ninth Series E,      4/99 at 101         Aaa        192,850
               8.100%, 10/01/17

 1,500,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,            9/04 at 102         Aa2      1,620,480
               Series 43, 6.450%, 10/01/17

   540,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,            4/01 at 102         Aa2        566,681
               1991 Series UU, 7.750%, 10/01/23 (Alternative Minimum Tax)

 1,000,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,            3/05 at 102         Aa2      1,085,200
               1995 Series 46, 6.600%, 10/01/19 (Alternative Minimum Tax)

 4,000,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,            3/08 at 101         Aa2      4,079,440
               Series 69, 5.500%, 10/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.1%

   600,000   Town of Hempstead Industrial Development Agency, Civic Facility                10/99 at 102         Aa2        620,970
               Revenue Bonds (United Cerebral Palsy Association of Nassau
               County, Inc. - Civic Facility Project - 1989 Series), 7.500%, 10/01/09

   245,000   Dormitory Authority of the State of New York, Iroquois Nursing Home,            2/01 at 102         AA-        261,988
               Insured Revenue Bonds, Series 1991, 7.000%, 2/01/15

 2,000,000   Dormitory Authority of the State of New York, Bishop Henry R. Hucles            7/06 at 102         Aa1      2,175,860
               Nursing Home, Inc. Revenue Bonds, Series 1996, 6.000%, 7/01/24

 2,500,000   Dormitory Authority of the State of New York, W.K. Nursing Home                 8/06 at 102         AAA      2,681,600
               Corporation, FHA-Insured Mortgage Revenue Bonds, Series 1996,
               5.950%, 2/01/16

 5,000,000   Syracuse Housing Authority (Syracuse, New York), FHA-Insured Mortgage           2/08 at 102         AAA      5,322,650
               Revenue Bonds (Loretto Rest Residential Health Care Facility Project),
               Series 1997A, 5.800%, 8/01/37

 2,100,000   UFA Development Corporation, Utica, New York, FHA-Insured Mortgage              7/04 at 102         Aa2      2,232,531
               Revenue Bonds, Series 1993 (Loretto-Utica Project), 5.950%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 7.6%

    10,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,       8/02 at 101 1/2         AAA         10,996
               Fixed Rate Bonds, Subseries C1, 6.625%, 8/01/13

 1,000,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series F,       2/06 at 101 1/2          A-      1,059,820
               5.750%, 2/01/19

             The City of New York, General Obligation Bonds, Fiscal 1996 Series G:
2,000,000      5.750%, 2/01/17                                                           2/06 at 101 1/2          A-      2,125,720
2,500,000      5.750%, 2/01/20                                                           2/06 at 101 1/2          A-      2,649,550

 1,750,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series D,      11/06 at 101 1/2          A-      1,921,535
               Tax Exempt Bonds, 5.875%, 11/01/11

 1,450,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series B,       2/02 at 101 1/2          A-      1,611,023
               7.500%, 2/01/06

 5,000,000   The City of New York, General Obligation Bonds, Fiscal 1998 Series J,           8/08 at 101          A-      4,906,450
               5.000%, 8/01/23

 4,440,000   The City of New York, General Obligation Bonds, Fiscal 1999 Series C,           8/08 at 101          A-      4,358,704
               5.000%, 8/15/22

             South Orangetown Central School District,Rockland County, New York,
             Serial General Obligation Bonds,
             Series 1990 :
   390,000     6.875%, 10/01/08                                                             No Opt. Call          A2        471,342
   390,000     6.875%, 10/01/09                                                             No Opt. Call          A2        474,923
------------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.8%

   300,000   Albany Housing Authority, City of Albany, New York, Limited Obligation         10/05 at 102        Baa1        312,204
               Bonds, Series 1995 5.850%, 10/01/07

 1,500,000   Albany Parking Authority, Aggregate Principal Amount, Parking Revenue          No Opt. Call        Baa1        581,775
               Refunding Bonds, Series 1992A, 0.000%, 11/01/17


 Principal                                                                                   Optional Call               Market
    Amount   Description                                                                       Provisions*  Ratings**     Value
---------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

$4,400,000   Dutchess County Water and Wastewater Authority (New York), Service                6/08 at 101          A  $  4,472,072
               Agreement Revenue Bonds, 1998 Series One, 5.300%, 6/01/15

 1,600,000   County of Franklin (New York), Industrial Development Agency, Lease              11/02 at 102       BBB-     1,740,192
               Revenue Bonds (County Correctional Facility Project), Series 1992,
               6.750%, 11/01/12

 2,500,000   New York Housing Corporation, Senior Revenue Refunding Bonds, Series             11/03 at 102         AA     2,535,250
               1993, 5.000%, 11/01/13

 4,000,000   Metropolitan Transportation Authority (New York), Transit Facilities          7/03 at 101 1/2       BBB+     4,180,800
               Service Contract Bonds, Series P, 5.750%, 7/01/15

 2,250,000   Dormitory Authority of the State of New York, Judicial Facilities            4/99 at 116 9/32       Baa1     2,600,978
               Lease Revenue Bonds (Suffolk County Issue), Series 1991A, 9.500%,
               4/15/14

 1,000,000   Dormitory Authority of the State of New York, Revenue Bonds (Department           7/04 at 102       BBB+     1,087,820
               of Education of the State of New York Issue), Series 1994A, 6.250%,
               7/01/24

 2,900,000   Dormitory Authority of the State of New York, Department of Health of             7/04 at 102       BBB+     2,974,588
               the State of New York Revenue Bonds, Series 1994, 5.500%, 7/01/23

 2,225,000   Dormitory Authority of the State of New York, Court Facilities Lease          5/03 at 101 1/2         A3     2,322,166
               Revenue Bonds (The City of New York Issue), Series 1993A, 5.700%,
               5/15/22

 2,500,000   Dormitory Authority of the State of New York, Mental Health Services              2/07 at 102         A-     2,638,525
               Facilities Improvement Revenue Bonds, Series 1997B, 5.625%, 2/15/21

 1,545,000   New York State Environmental Facilities Corporation, State Park                   3/03 at 101       BBB+     1,613,984
               Infrastructure Special Obligation Bonds, Series 1993A, 5.750%, 3/15/13

 1,000,000   New York State Housing Finance Agency, Health Facilities Revenue Bonds        5/06 at 101 1/2         A-     1,108,170
               (New York City), 1996 Series A Refunding, 6.000%, 11/01/08

   340,000   New York State Housing Finance Agency, Health Facilities Revenue Bonds           11/00 at 102       BBB+       365,643
               (New York City), 1990 Series A Refunding, 8.000%, 11/01/08

 2,990,000   New York State Housing Finance Agency, Service Contract Obligation Revenue        9/03 at 102       BBB+     3,180,164
               Bonds, 1993 Series C Refunding, 5.875%, 9/15/14

 2,000,000   New York State Housing Finance Agency, Service Contract Obligation Revenue        9/05 at 102       BBB+     2,221,900
               Bonds, 1995 Series A, 6.375%, 9/15/15

   250,000   State of New York Municipal Bond Bank Agency, Special Program Bonds               9/01 at 102       BBB+       270,898
               (City of Buffalo), 1991 Series A, 6.875%, 3/15/06

   110,000   New York State Medical Care Facilities Finance Agency, Mental Health              8/99 at 101         A-       111,475
               Services Facilities Improvement Revenue Bonds, 1988 Series A, 7.700%,
               2/15/18

    15,000   New York State Medical Care Facilities Finance Agency, Mental Health              8/04 at 102         A-        16,858
               Services Facilities Improvement Revenue Bonds, 1994 Series E, 6.500%,
               8/15/24

 2,000,000   New York State Medical Care Facilities Financing Agency, Mental Health            2/02 at 100        AAA     2,034,140
               Services Facilities Improvement Revenue Bonds, 1992 Series A, 5.500%,
               8/15/21

 7,500,000   New York State Urban Development Corporation, Correctional Capital                1/04 at 102       BBB+     7,514,400
               Facilities Revenue Bonds, 1993A Refunding Series, 5.250%, 1/01/21

 1,000,000   New York State Urban Development Corporation, Project Revenue Bonds               1/06 at 102       BBB+     1,097,840
               (Onondaga County Convention Center), Refunding Series 1995, 6.250%,
               1/01/20

 5,090,000   New York State Urban Development Corporation, Correctional Capital                1/03 at 102       BBB+     5,231,553
               Facilities Revenue Bonds, 1993 Refunding Series, 5.500%, 1/01/15

 2,500,000   New York State Urban Development Corporation, Correctional Facilities             1/08 at 102       BBB+     2,420,100
               Service Contract Revenue Bonds, Series A, 5.000%, 1/01/28

 2,000,000   City School District of the City of Niagara Falls (New York), Certificates        6/08 at 101       BBB-     2,008,240
               of Participation (High School Facility), Series 1998, 5.375%, 6/15/28

 2,000,000   34th Street Partnership, Inc., 34th Street Business Improvement District,         1/03 at 102         A1     2,047,480
               Capital Improvement Bonds, Series 1993, 5.500%, 1/01/23

   500,000   Triborough Bridge and Tunnel Authority (New York), Convention Center Project     No Opt. Call       BBB+       591,885
               Bonds, Series E, 7.250%, 1/01/10

 2,000,000   Triborough Bridge and Tunnel Authority (New York), Special Obligation             1/01 at 102         A1     2,156,460
               Refunding Bonds, Series 1991B, 7.100%, 1/01/10

           Portfolio of Investments
           Nuveen Flagship New York Municipal Bond Fund (continued) February 28, 1999


 Principal                                                                                  Optional Call               Market
    Amount   Description                                                                      Provisions*  Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

$2,000,000   Triborough Bridge and Tunnel Authority, Special Obligation Refunding             1/01 at 102        AAA   $  2,158,340
               Bonds, Series 1991B, 7.100%, 1/01/10
------------------------------------------------------------------------------------------------------------------------------------
             Transportation - 5.8%

   500,000   Albany Parking Authority, Aggregate Principal Amount (Green and                  9/01 at 102          A        534,945
               Hudson Garage Project), Parking Revenue Refunding Bonds (Letter
               of Credit Secured), Series 1991A, 7.150%, 9/15/16

 4,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,    7/07 at 101 1/2        AAA      4,295,200
               Series 1997A, 5.750%, 7/01/21

 2,000,000   New York City Industrial Development Agency, Special Facility Revenue            8/07 at 102       Baa1      2,025,880
               Bonds (1990 American Airlines, Inc. Project), 5.400%, 7/01/20
               (Alternative Minimum Tax)

 2,000,000   New York City Industrial Development Agency, Special Facility Revenue            1/04 at 102          A      2,126,680
               Bonds, Series 1994 (Terminal One Group Association, L.P. Project),
               6.125%, 1/01/24 (Alternative Minimum Tax)

 2,500,000   New York City Industrial Development Agency, Special Facility Revenue           12/08 at 102          A      2,489,975
               Bonds, Series 1998 (1998 British Airways PLC Project), 5.250%, 12/01/32
               (Alternative Minimum Tax)

 2,000,000   New York State Thruway Authority, General Revenue Refunding Bonds,               1/08 at 101        AA-      1,961,460
               Series E, 5.000%, 1/01/25 (DD)

 1,500,000   The Port Authority of New York and New Jersey, Special Project Bonds,           12/07 at 100        AAA      1,593,675
               Series 6, JFK International Air Terminal LLC Project, 5.750%, 12/01/25
               (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 16.9%

 1,000,000   Metropolitan Transportation Authority (New York), Commuter Facilities            7/02 at 102        AAA      1,100,720
               Revenue Bonds, Series 1992B, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

 1,000,000   Metropolitan Transportation Authority (New York), Commuter Facilities        7/04 at 101 1/2        AAA      1,137,570
               Revenue Bonds, Series 1994A, 6.375%, 7/01/18 (Pre-refunded to 7/01/04)

 1,000,000   Metropolitan Transportation Authority (New York), Commuter Facilities            7/00 at 102        AAA      1,075,430
               Revenue Bonds, 1987 Service Contract Bonds, Series 3, 7.500%, 7/01/16
               (Pre-refunded to 7/01/00)

 1,025,000   Metropolitan Transportation Authority (New York), Transit Facilities             7/02 at 102        AAA      1,136,254
               Revenue Bonds, Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)

 1,000,000   Metropolitan Transportation Authority (New York), Transit Facilities             7/06 at 102        AAA      1,149,860
               Revenue Bonds, Series A, 6.100%, 7/01/21 (Pre-refunded to 7/01/06)

    35,000   The City of New York General Obligation Bonds, 1992 Series C, 6.625%,        8/02 at 101 1/2        AAA         38,845
               8/01/13 (Pre-refunded to 8/01/02)

    40,000   City of New York General Obligation Bonds, Fiscal 1991 Series F,            11/01 at 101 1/2        AAA         45,556
               Tax-Exempt Bonds, 8.250%, 11/15/19 (Pre-refunded to 11/15/01)

 1,000,000   The City of New York General Obligation Bonds, Fiscal 1995 Series B,             8/04 at 101        Aaa      1,165,090
               7.000%, 8/15/16 (Pre-refunded to 8/15/04)

   550,000   The City of New York General Obligation Bonds, Fiscal 1992 Series B,         2/02 at 101 1/2      A-***        615,780
               7.500%, 2/01/06 (Pre-refunded to 2/01/02)

 1,500,000   New York City Municipal Water Finance Authority (New York), Water            6/01 at 101 1/2        Aaa      1,664,595
               and Sewer System Revenue Bonds, Fiscal 1991 Series C, 7.750%, 6/15/20
               (Pre-refunded to 6/15/01)

 5,345,000   New York City Industrial Development Agency, Civic Facility Revenue              7/02 at 102     Aa2***      5,909,004
               Bonds (1992 Lighthouse, Inc. Project), 6.500%, 7/01/22 (Pre-refunded to 7/01/02)

   300,000   State of New York Serial Bonds, Series 1991, 7.300%, 3/01/12                     3/01 at 102       A***        328,056
               (Pre-refunded to 3/01/01)

 2,135,000   Dormitory Authority of the State of New York, United Health Services,            2/00 at 102        AAA      2,259,129
               Inc., FHA-Insured Mortgage Revenue Bonds, Series 1989, 7.350%,
               8/01/29 (Pre-refunded to 2/01/00)

 1,000,000   Dormitory Authority of the State of New York, City University System             7/00 at 102        Aaa      1,077,060
               Consolidated Revenue Bonds, Series 1990A, 7.625%, 7/01/20
               (Pre-refunded to 7/01/00)

   300,000   Dormitory Authority of the State of New York, State of New York                  7/01 at 102    Baa1***        333,822
               Department of Education Revenue Bonds, Series 1991, 7.750%, 7/01/21
               (Pre-refunded to 7/01/01)

   400,000   Dormitory Authority of the State of New York, Menorah Campus, Inc.,              8/01 at 102      AA***        444,132
               FHA-Insured Mortgage Revenue Bonds, Series 1991, 7.400%, 2/01/31
               (Pre-refunded to 8/01/01)


 Principal                                                                                Optional Call                      Market
    Amount   Description                                                                    Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------

             U.S. Guaranteed (continued)

$  250,000   Dormitory Authority of the State of New York, Department of Health             7/01 at 102       BBB+***    $  275,393
               Revenue Bonds, Veterans Home, Series 1990, 7.250%, 7/01/21
               (Pre-refunded to 7/01/01)

   985,000   Dormitory Authority of the State of New York, Dormitory Revenue Bonds,         7/04 at 102           AAA     1,172,495
               State University Issue, Series X, 7.400%, 7/01/24 (Pre-refunded to 7/01/04)

 1,500,000   Dormitory Authority of the State of New York, Department of Health             7/05 at 102       BBB+***     1,746,165
               of the State of New York Revenue Bonds, Series 1995, 6.625%, 7/01/24
               (Pre-refunded to 7/01/05)

   200,000   New York State Housing Finance Agency, State University Construction          No Opt. Call           AAA       261,788
               Refunding Bonds ,1986 Series A, 8.000%, 5/01/11

 1,660,000   New York State Housing Finance Agency, Health Facilities Revenue Bonds        11/00 at 102           AAA     1,819,792
               (New York City), 1990 Series A Refunding, 8.000%, 11/01/08
               (Pre-refunded to 11/01/00)

   250,000   State of New York Municipal Bond Bank Agency, Special Program Revenue          9/01 at 102           AAA       274,993
               Bonds (City of Rochester), 1991 Series A, 6.750%, 3/15/11 (Pre-refunded to 9/15/01)

    50,000   New York State Medical Care Facilities Finance Agency, Mental Health           2/00 at 102           Aaa        53,156
               Services Facilities Improvement Revenue Bonds, 1990 Series A, 7.750%,
               2/15/20 (Pre-refunded to 2/15/00)

 1,460,000   New York State Medical Care Facilities Finance Agency, Mental Health           2/01 at 102           Aaa     1,599,810
               Services Facilities Improvement Revenue Bonds, 1991 Series A, 7.500%,
               2/15/21 (Pre-refunded to 2/15/01)

             New York State Medical Care Facilities Finance Agency, New York
             Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A:
 1,000,000     6.750%, 8/15/14 (Pre-refunded to 2/15/05)                                    2/05 at 102           AAA     1,165,470
 1,000,000     6.800%, 8/15/24 (Pre-refunded to 2/15/05)                                    2/05 at 102           AAA     1,168,100

 2,700,000   New York State Medical Care Facilities Finance Agency, Hospital Medical        2/05 at 102           AAA     3,153,870
               Center Secured, Revenue Bonds, Series 1995-A, 6.800%, 8/15/12
               (Pre-refunded to 2/15/05)

   620,000   New York State Medical Care Facilities Finance Agency, Hospital and            8/99 at 102         AA***       644,837
               Nursing Home Insured Mortgage Revenue Bonds, 1989 Series B, 7.350%,
               2/15/29 (Pre-refunded to 8/15/99)

 1,480,000   New York State Medical Care Facilities Finance Agency, Hospital and            2/04 at 102           AAA    1,666,524
               Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.200%,
               2/15/21 (Pre-refunded to 2/15/04)

 1,485,000   New York State Medical Care Facilities Finance Agency, Mental Health           8/04 at 102         A-***    1,697,147
               Services Facilities Improvement Revenue Bonds, 1994 Series E, 6.500%,
               8/15/24 (Pre-refunded to 8/15/04)

 1,000,000   New York State Urban Development Corporation, Correctional Capital             1/00 at 102           AAA    1,056,160
               Facilities Revenue Bonds, Series 1, 7.500%, 1/01/20 (Pre-refunded to 1/01/00)

 2,000,000   New York State Urban Development Corporation, Project Revenue Bonds            1/01 at 102       BBB+***    2,189,360
               (Clarkson Center for Advanced Materials Processing Loan), Series 1990,
               7.800%, 1/01/20 (Pre-refunded to 1/01/01)

 2,900,000   New York State Urban Development Corporation, State Facilities Revenue         4/01 at 102           Aaa    3,192,929
               Bonds, Series 1991, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

 1,000,000   Orangetown Housing Authority (Rockland County, New York), Housing             10/00 at 102          A***    1,087,440
               Facilities Revenue Bonds (Orangetown Senior Housing Center - 1990
               Series), 7.600%, 4/01/30 (Pre-refunded to 10/01/00)
------------------------------------------------------------------------------------------------------------------------------------
             Utilities - 9.4%

 6,500,000   Erie County (New York), Industrial Development Agency, Solid Waste            12/10 at 103           N/R     6,564,545
               Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna Project),
               8.875%, 12/01/13 (Alternative Minimum Tax)

             New York City Industrial Development Agency, Industrial Development
             Revenue Bonds (Brooklyn Navy Yard Cogeneration Partners, L.P. Project),
             Series 1997:
 4,000,000     5.650%, 10/01/28 (Alternative Minimum Tax)                                  10/08 at 102          BBB-     4,092,040
 5,950,000     5.750%, 10/01/36 (Alternative Minimum Tax)                                  10/08 at 102          BBB-     6,111,900

   350,000   New York State Energy Research and Development Authority, Electric             1/00 at 101            A+       364,556
               Facilities Revenue Bonds, Series 1991 A (Consolidated Edison Company
               of New York, Inc. Project), 7.500%, 1/01/26 (Alternative Minimum Tax)

 1,250,000   New York State Energy Research and Development Authority, Electric             6/02 at 102           N/R     1,399,937
               Facilities Revenue Bonds (Long Island Lighting Company Project), 1989
               Series A, 7.150%, 9/01/19 (Alternative Minimum Tax)

   500,000   New York State Energy Research and Development Authority, Electric             1/03 at 102            A-       551,934
               Facilities Revenue Bonds (Long Island Lighting Company Project), 1992
               Series D, 6.900%, 8/01/22 (Alternative Minimum Tax)

----
19

           Portfolio of Investments
           Nuveen Flagship New York Municipal Bond Fund (continued) February 28, 1999


    Principal                                                                                Optional Call                   Market
       Amount   Description                                                                    Provisions*  Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

 $  2,435,000   New York State Energy Research and Development Authority, Adjustable Rate      7/05 at 102        AAA  $  2,656,584
                  Pollution Control Revenue Bonds (New York State Electric and Gas
                  Corporation Project), 1987 Series A, 6.150%, 7/01/26 (Alternative Minimum
                  Tax)

    1,500,000   New York State Energy Research and Development Authority, Facilities           7/05 at 102        AAA     1,664,489
                  Refunding Revenue Bonds, Series 1995A (Consolidated Edison Company of
                  New York, Inc. Project), 6.100%, 8/15/20

      750,000   Onondaga County Resource Recovery Agency, System Revenue Bonds (Development    5/02 at 102       Baa1       801,382
                  Costs - 1992 Series), 7.000%, 5/01/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 1.3%

   10,000,000   New York City Municipal Water Finance Authority, Water and Sewer System       No Opt. Call         A1     3,308,699
                  Revenue Bonds, Fiscal 1998 Series D, 0.000%, 6/15/20
------------------------------------------------------------------------------------------------------------------------------------

 $249,445,000   Total Investments - (cost $236,226,753) - 99.4%                                                         257,209,435
------------------------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 0.7%

     400,000    New York City, New York, General Obligation Bonds, Subseries B-4, Variable                     VMIG-1       400,000
                  Rate Demand Bond, 3.300%, 8/15/23+

   1,500,000    New York City, New York, General Obligation Bonds, Subseries 93B, Variable                     VMIG-1     1,500,000
                  Demand Rate Bonds, 3.650%, 10/01/21+
------------------------------------------------------------------------------------------------------------------------------------
 $ 1,900,000    Total Temporary Investments - 0.7%                                                                        1,900,000
------------------------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - (0.1)%                                                                     (372,502)
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                      $258,736,933
                --------------------------------------------------------------------------------------------------------------------



* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**     Ratings (not covered by the report of independent public accountants):
       Using the higher of Standard & Poor's or Moody's rating.
*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
N/R    Investment is not rated.
(DD)   Security purchased on a delayed delivery basis (note 1).
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

----
20

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund
February 28, 1999



 Principal                                                                                  Optional Call                    Market
    Amount   Description                                                                      Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.0%

$1,000,000   Allegany County Industrial Development Agency (New York), Civic Facility         8/08 at 102        Aaa   $    990,070
               Revenue Bonds, Series 1998 (Alfred University Civic Facility), 5.000%,
               8/01/28

 1,350,000   Town of Hempstead Industrial Development Agency, Civic Facility Revenue          7/06 at 102        AAA      1,469,543
               Bonds (Hofstra University Project - Series 1996), 5.800%, 7/01/15

 1,000,000   New York City Industrial Development Agency, Civic Facility Revenue Bonds       11/04 at 102        AAA      1,124,980
               (USTA National Tennis Center Incorporated Project), 6.375%, 11/15/14

 1,000,000   New York City Industrial Development Agency, Civic Facility Revenue Bonds        9/05 at 102        AAA      1,076,910
               (New School For Social Research Project), Series 1995A, 5.750%, 9/01/15

 1,145,000   New York City Industrial Development Agency, Civic Facility Revenue Bonds        6/07 at 102        Aaa      1,212,463
               (Anti-Defamation League Foundation Project), Series 1997A, 5.600%, 6/01/17

 5,000,000   Dormitory Authority of the State of New York, State University Dormitory         7/05 at 102        AAA      5,119,850
               Facilities Lease Revenue Bonds, Series 1995A, 5.300%, 7/01/24

   305,000   Dormitory Authority of the State of New York, College and University Revenue     6/99 at 102        AAA        314,116
               (Pooled Capital Program), Series 1985, 7.800%, 12/01/05

 5,000,000   Dormitory Authority of the State of New York, New York University Insured        7/01 at 102        AAA      5,394,450
               Revenue Bonds, Series 1991, 6.250%, 7/01/09

 1,000,000   Dormitory Authority of the State of New York, City University System             7/03 at 100        AAA        988,940
               Consolidated Revenue Bonds, Series 1993F, 5.000%, 7/01/20

 4,640,000   Dormitory Authority of the State of New York, Mount Sinai School of              7/04 at 102        AAA      4,581,304
               Medicine Insured Revenue Bonds, Series 1994A, 5.000%, 7/01/21

 1,500,000   Dormitory Authority of the State of New York, Sarah Lawrence College             7/05 at 102        AAA      1,649,490
               Revenue Bonds, Series 1995, 6.000%, 7/01/24

 2,500,000   Dormitory Authority of the State of New York, Siena College Insured              7/07 at 102        AAA      2,701,700
               Revenue Bonds, Series 1997, 5.750%, 7/01/26

 4,000,000   Dormitory Authority of the State of New York, Fordham University Insured         7/08 at 101        AAA      3,960,240
               Revenue Bonds, Series 1998, 5.000%, 7/01/28

 2,530,000   Dormitory Authority of the State of New York, City University System             7/08 at 101        AAA      2,506,977
               Consolidated Third General Resolution Revenue Bonds, 1998 Series 2,
               5.000%, 7/01/23

 3,000,000   Dormitory Authority of the State of New York, State University Educational       5/08 at 100        AAA      2,859,300
               Facilities Revenue Bonds, Series 1998A, 4.750%, 5/15/25

 1,760,000   Dormitory Authority of the State of New York, City University System             7/00 at 102        AAA      1,872,376
               Consolidated Second General Resolution Revenue Bonds, Series 1990C,
               7.000%, 7/01/14

 3,000,000   Dormitory Authority of the State of New York, Ithaca College Insured             7/08 at 101        Aaa      2,977,860
               Revenue Bonds, Series 1998, 5.000%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
             Health Care - 15.9%

             New York City Health and Hospitals Corporation, Health System Bonds,
             1993 Series A:
 2,500,000     5.625%, 2/15/13                                                                2/03 at 102        AAA      2,677,550
14,980,000     5.750%, 2/15/22                                                                2/03 at 102        AAA     15,714,769

 6,460,000   Dormitory Authority of the State of New York, St. Vincents Hospital and          8/05 at 102        AAA      6,818,530
               Medical Center of New York, FHA-Insured Mortgage Revenue Bonds,
               Series 1995, 5.800%, 8/01/25

 3,730,000   Dormitory Authority of the State of New York, Maimonides Medical                 2/06 at 102        AAA      3,936,232
               Center, FHA-Insured Mortgage Hospital Revenue Bonds, Series 1996A,
               5.750%, 8/01/24

 2,500,000   Dormitory Authority of the State of New York, Secured Hospital Insured       2/08 at 101 1/2        AAA      2,465,950
               Revenue Bonds (Southside Hospital), Series 1998, 5.000%, 2/15/25

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund
February 28, 1999



 Principal                                                                                 Optional Call                     Market
    Amount   Description                                                                     Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
             Health Care (continued)

$3,000,000   Dormitory Authority of the State of New York (North Shore Health System        11/08 at 101         AAA   $  2,960,010
               Obligated Group), North Shore University Hospital Revenue Bonds, Series
               1998, 5.000%, 11/01/23

   895,000   New York State Medical Care Facilities Finance Agency, St. Francis Hospital     5/99 at 102         AAA        916,149
               Project Revenue Bonds, 1988 Series A, 7.625%, 11/01/21

 3,000,000   New York State Medical Care Facilities Finance Agency, South Nassau            11/02 at 102         AAA      3,277,560
               Communities Hospital Project Revenue Bonds, 1992 Series A, 6.125%,
               11/01/11

 3,200,000   New York State Medical Care Facilities Finance Agency, North Shore             11/00 at 102         AAA      3,466,624
               University Hospital Mortgage Project Revenue Bonds, 1990 Series A,
               7.200%, 11/01/20

 1,670,000   New York State Medical Care Facilities Finance Agency, Our Lady of             11/01 at 102         AAA      1,815,791
               Victory Hospital Project Revenue Bonds, 1991 Series A, 6.625%, 11/01/16

             New York State Medical Care Facilities Finance Agency, Sisters of Charity
               Hospital of Buffalo Project Revenue Bonds, 1991 Series A:
   500,000     6.600%, 11/01/10                                                             11/01 at 102         AAA        544,635
 1,550,000     6.625%, 11/01/18                                                             11/01 at 102         AAA      1,685,315

 1,000,000   New York State Medical Care Facilities Finance Agency, Aurelia Osborn          11/01 at 102         AAA      1,097,400
               Fox Memorial Hospital Project Revenue Bonds, 1992 Series A, 6.500%,
               11/01/19

 2,500,000   New York State Medical Care Facilities Finance Agency, St. Marys Hospital      11/03 at 102         AAA      2,762,150
               (Rochester), Mortgage Project Revenue Bonds, 1994 Series A Refunding,
               6.200%, 11/01/14

   655,000   New York State Medical Care Facilities Finance Agency, Hospital and             8/99 at 102          AA        680,047
               Nursing Home Insured Mortgage Revenue Bonds, 1989 Series B, 7.350%,
               2/15/29

 7,890,000   New York State Medical Care Facilities Finance Agency, Montefiore Medical       2/05 at 102         AAA      8,405,612
               Center FHA-Insured Mortgage Revenue Bonds, 1995 Series A , 5.750%,
               2/15/15
------------------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 8.7%

 5,000,000   Pass-Through Certificates of New York City Housing Development Corporation,     3/99 at 105         AAA      5,265,700
               Multifamily Housing, Limited Obligation Bonds, Series 1991A, 6.500%,
               2/20/19

             New York State Finance Agency, Housing Project Mortgage Revenue Bonds, 1996
             Series A Refunding:
 5,650,000     6.100%, 11/01/15                                                              5/06 at 102         AAA      6,142,793
 4,980,000     6.125%, 11/01/20                                                              5/06 at 102         AAA      5,383,978

   640,000   New York State Housing Finance Agency, Multi-Family Housing Revenue Bonds      11/99 at 102         AAA        662,189
               (AMBAC Insured Program), 1989 Series A, 7.450%, 11/01/28

             New York State Urban Development Corporation, Section 236 Revenue Bonds,
             Series 1992A:
 3,850,000     6.700%, 1/01/12                                                               1/02 at 102         AAA      4,206,010
 9,650,000     6.750%, 1/01/26                                                               1/02 at 102         AAA     10,549,766
------------------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.0%

   190,000   State of New York Mortgage Agency, Mortgage Revenue Bonds, Ninth Series E,      4/99 at 101         Aaa        192,850
               8.100%, 10/01/17
 3,500,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,           10/03 at 102         AAA      3,646,265
               Series 29-C-1, 5.650%, 4/01/15
------------------------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.6%

 1,000,000   Dormitory Authority of the State of New York, United Cerebral Palsy             7/02 at 102         AAA      1,088,870
               Association of Westchester County, Inc., Insured Revenue Bonds, Series
               1992, 6.200%, 7/01/12

 1,000,000   Dormitory Authority of the State of New York, Sarah Neuman Nursing Home,        8/07 at 102         AAA      1,039,080
               FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1997, 5.450%,
               8/01/27
------------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 8.6%

 1,000,000   City of Buffalo, New York, Refunding Serial Bonds, Series 1991, 6.150%,         2/01 at 101         AAA      1,056,780
               2/01/04

             Camden Central School District, Oneida County, New York, School District
             (Serial) Bonds, Series 1991:
   500,000     7.100%, 6/15/07                                                              No Opt. Call         AAA        601,650
   600,000     7.100%, 6/15/08                                                              No Opt. Call         AAA        731,922
   600,000     7.100%, 6/15/09                                                              No Opt. Call         AAA        742,158
   275,000     7.100%, 6/15/10                                                              No Opt. Call         AAA        342,579


 Principal                                                                                 Optional Call                     Market
    Amount   Description                                                                     Provisions*    Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------

             Tax Obligation/General (continued)

$  500,000   Greece Central School District, Monroe County, New York, General               No Opt. Call          AAA    $  573,030
               Obligation Bonds, School District (Serial) Bonds, Series 1992, 6.000%,
               6/15/09

             Town of Halfmoon, Saratoga County, New York, Public Improvement (Serial)
             Bonds of 1991:
   385,000     6.500%, 6/01/09                                                              No Opt. Call          AAA       459,251
   395,000     6.500%, 6/01/10                                                              No Opt. Call          AAA       473,475
   395,000     6.500%, 6/01/11                                                              No Opt. Call          AAA       475,442

             Middle County Central School District at Centereach in the Town of
             Brookhaven, Suffolk Co., N.Y., School District (Serial) Bonds of 1991
             (Unlimited Tax):
   475,000     6.900%, 12/15/07                                                             No Opt. Call          AAA       573,544
   475,000     6.900%, 12/15/08                                                             No Opt. Call          AAA       577,534

             Mount Sinai Union Free School District, County of Suffolk, New York,
             School District Refunding (Serial) Bonds, 1992:
   500,000     6.200%, 2/15/15                                                              No Opt. Call          AAA       581,420
 1,035,000     6.200%, 2/15/16                                                              No Opt. Call          AAA     1,202,535

 1,500,000   County of Nassau, New York, General Obligation Serial Bonds, General            8/04 at 103          AAA     1,619,715
               Improvement Bonds, Series O, 5.700%, 8/01/13

 1,020,000   City of New Rochelle, Westchester County, New York, General Obligation          8/04 at 102          AAA     1,139,524
               Public Improvement Bonds, 1994 Series B, 6.200%, 8/15/22

    80,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,       8/02 at 101 1/2          AAA        87,003
               Fixed Rate Bonds, Subseries C-1, 6.250%, 8/01/10

    20,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,       8/02 at 101 1/2          AAA        21,993
               6.625%, 8/01/12

             The City of New York, General Obligation Bonds, Fiscal 1990 Series B:
 1,300,000     7.000%, 10/01/15                                                             10/99 at 100          AAA     1,330,537
 2,000,000     7.000%, 10/01/16                                                             10/99 at 100          AAA     2,046,980
 1,025,000     7.000%, 10/01/17                                                             10/99 at 100          AAA     1,049,262
   310,000     7.000%, 10/01/18                                                             10/99 at 100          AAA       317,338

 5,000,000   The City of New York, General Obligation Bonds, Fiscal 1998 Series H,           8/08 at 101          AAA     5,021,300
               5.125%, 8/01/25

 1,590,000   City of Niagara Falls, Niagara County, New York, Public Improvement             3/04 at 102          AAA     1,818,594
               (Serial) Bonds of 1994, 6.900%, 3/01/21

 1,505,000   Town of North Hempstead, Nassau County, New York, General Obligation           No Opt. Call          AAA     1,787,443
               Refunding Serial Bonds, 1992 Series B, 6.400%, 4/01/14

             Rensselaer County, New York, General Obligation Serial Bonds, Series
             1991:
   960,000     6.700%, 2/15/13                                                              No Opt. Call          AAA     1,168,848
   960,000     6.700%, 2/15/14                                                              No Opt. Call          AAA     1,169,942
   960,000     6.700%, 2/15/15                                                              No Opt. Call          AAA     1,169,683

             Rondout Valley Central School District at Accord, Ulster County,
             New York, General Obligation School District (Serial) Bonds of
             1991:
 1,100,000     6.800%, 6/15/06                                                              No Opt. Call          AAA     1,298,589
   550,000     6.850%, 6/15/08                                                              No Opt. Call          AAA       662,228
   550,000     6.850%, 6/15/09                                                              No Opt. Call          AAA       669,031
   550,000     6.850%, 6/15/10                                                              No Opt. Call          AAA       673,079

   600,000   County of Suffolk, New York, General Obligation Refunding (Serial)              5/02 at 102          AAA       650,532
               Bonds, Public Improvement Refunding Bonds, 1993 Series B, 6.150%,
               5/01/10
------------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 7.5%

 5,000,000   Dormitory Authority of the State of New York, Municipal Health                  1/09 at 101          AAA     4,934,550
               Facilities Improvement Program, Lease Revenue Bonds (New York City
               Issue), 1998 Series 1, 5.000%, 1/15/23

 2,500,000   Dormitory Authority of the State of New York, Mental Health Services            8/07 at 101          AAA     2,510,000
               Facilities Improvement Revenue Bonds, Series 1997D, 5.125%, 8/15/27

 3,280,000   New York Local Government Assistance Corporation, Series 1993 B,                4/04 at 100          AAA     3,241,362
               Refunding Bonds, 5.000%, 4/01/23

 1,000,000   New York State Medical Care Facilities Finance Agency, Mental Health            8/04 at 102          AAA     1,131,070
               Services Facilities Improvement Revenue Bonds, 1994 Series D, 6.150%,
               2/15/15

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund
February 28, 1999



 Principal                                                                                Optional Call                      Market
    Amount   Description                                                                    Provisions*      Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------

             Tax Obligation/Limited (continued)

$  185,000   New York State Medical Care Facilities Finance Agency, Mental Health           2/02 at 102            AAA   $  199,968
               Services Facilities Improvement Revenue Bonds, 1992 Series B, 6.250%,
               8/15/18

   150,000   New York State Medical Care Facilities Financing Agency, Mental Health         2/02 at 102            AAA      163,098
               Services Facilities Improvement Revenue Bonds, 1992 Series A, 6.375%,
               8/15/17

 2,000,000   New York State Medical Care Facilities Finance Agency, Mental Health           2/04 at 102            AAA    2,020,300
               Services Facilities Improvement Revenue Bonds, 1993 Series F, 5.250%,
               2/15/19

 4,000,000   New York State Urban Development Corporation, Revenue Bonds (Sports            4/06 at 102            AAA    4,196,720
               Facility Assistance Program), 1996 Series A, 5.500%, 4/01/19

 8,650,000   Triborough Bridge and Tunnel Authority, Special Obligation Refunding Bonds,    1/01 at 102            AAA    9,291,484
               Series 1991B, 6.875%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
             Transportation - 7.3%

 2,500,000   Albany County Airport Authority, Airport Revenue Bonds, Series 1997,          12/07 at 102            AAA    2,599,975
               5.500%, 12/15/19 (Alternative Minimum Tax)

 2,250,000   Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System              1/05 at 101            AAA    2,401,650
               Revenue Bonds, Series 1995, 5.750%, 1/01/25

 4,000,000   Metropolitan Transportation Authority (New York), Commuter Facilities          7/05 at 101            AAA    4,247,600
               Subordinated Revenue Bonds, Series 1995-2 (Grand Central Terminal
               Redevelopment Project), 5.700%, 7/01/24

 3,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue         7/07 at 101 1/2            AAA    3,221,400
               Bonds, Series 1997A, 5.750%, 7/01/21

 3,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue             7/07 at 102            AAA    3,011,760
               Bonds, Series 1997B, 5.125%, 7/01/24

 3,500,000   Metropolitan Transportation Authority, Commuter Facilities Revenue             7/07 at 101            AAA    3,469,550
               Bonds, Series 1997E, 5.000%, 7/01/21

             Niagara Frontier Transportation Authority (Buffalo Niagara
             International Airport), Airport Revenue Bonds, Series 1998:
 1,000,000     5.000%, 4/01/18 (Alternative Minimum Tax)                                    4/08 at 101            AAA      990,850
 1,000,000     5.000%, 4/01/28 (Alternative Minimum Tax)                                    4/08 at 101            AAA      967,940

 3,000,000   The Port Authority of New York and New Jersey, Special Project Bonds,         12/07 at 100            AAA    3,187,350
               Series 6, JFK International Air Terminal LLC Project, 5.750%, 12/01/25
               (Alternative Minimum Tax)

 2,750,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,     1/02 at 101 1/2            AAA    2,975,748
               Series X, 6.500%, 1/01/19
------------------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 26.9%

 3,385,000   Buffalo Municipal Water Finance Authority, Water System Revenue Bonds,         7/03 at 102            AAA    3,722,451
               Series 1992, 5.750%, 7/01/19 (Pre-refunded to 7/01/03)

 1,000,000   Erie County Water Authority (New York), Water Works System Revenue Bonds,     12/09 at 100            AAA    1,208,800
               Series 1990B, 6.750%, 12/01/14

10,340,000   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,       7/02 at 102            AAA   11,462,304
               Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)

             Public Improvement Serial Bonds of 1992, County of Monroe, New York,
             General Obligation Bonds:
   375,000     6.500%, 6/01/15 (Pre-refunded to 6/01/01)                                    6/01 at 102            AAA      407,179
   375,000     6.500%, 6/01/16 (Pre-refunded to 6/01/01)                                    6/01 at 102            AAA      407,179
   350,000     6.500%, 6/01/17 (Pre-refunded to 6/01/01)                                    6/01 at 102            AAA      380,034

 3,725,000   Montgomery, Otsego and  Schoharie Solid Waste Management Authority,            1/00 at 103            AAA    3,962,767
               Solid Waste System Revenue Bonds, Series 1990, 7.250%, 1/01/14
               (Pre-refunded to 1/01/00)

             Mount Sinai Union Free School District, Suffolk County, New York, School
             District (Serial) Bonds, 1989:
 1,000,000     7.250%, 2/15/15 (Pre-refunded to 2/15/00)                                    2/00 at 102            AAA    1,058,680
 1,000,000     7.250%, 2/15/17 (Pre-refunded to 2/15/00)                                    2/00 at 102            AAA    1,058,680

 4,840,000   Nassau County Industrial Development Agency, Civic Facility Revenue Bonds      8/01 at 102            AAA    5,305,995
               (Hofstra University Project - Series 1991), 6.750%, 8/01/11
               (Pre-refunded  to 8/01/01)


    Principal                                                                                Optional Call                   Market
       Amount   Description                                                                    Provisions*  Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

                The City of New York, General Obligation Bonds, Fiscal 1992
                Series C, Fixed Rate Bonds, Subseries C-1:
 $  3,920,000     6.250%, 8/01/10 (Pre-refunded to 8/01/02)                                8/02 at 101 1/2        AAA   $ 4,303,650
       55,000     6.625%, 8/01/12 (Pre-refunded to 8/01/02)                                8/02 at 101 1/2        AAA        61,043

    2,000,000   New York City Municipal Water Finance Authority, Water and Sewer System        6/01 at 101        AAA     2,166,740
                  Revenue Bonds, Fiscal 1992 Series A, 6.750%, 6/15/16 (Pre-refunded to
                  6/15/01)

    1,000,000   New York City Municipal Water Finance Authority, Water and Sewer System    6/00 at 101 1/2        AAA     1,065,950
                  Revenue Bonds, Fiscal 1991 Series A, 7.250%, 6/15/15 (Pre-refunded to
                  6/15/00)

    1,000,000   New York City Transit Authority, Transit Facilities Revenue Bonds,             1/00 at 102        AAA     1,056,240
                  Series 1990 (Livingston Plaza Project), 7.500%, 1/01/20 (Pre-refunded to 1/01/00)

    2,200,000   The Trust for Cultural Resources of the City of New York, Revenue              4/01 at 102        AAA     2,396,680
                  Refunding Bonds, Series 1991A (The American Museum of Natural History),
                  6.900%, 4/01/21 (Pre-refunded to 4/01/01)

    1,490,000   Dormitory Authority of the State of New York, United Health Services,          2/00 at 102        AAA     1,576,629
                  Inc., FHA-Insured Mortgage Revenue Bonds, Series 1989, 7.350%, 8/01/29
                  (Pre-refunded to 2/01/00)

    1,200,000   Dormitory Authority of the State of New York, State University Educational     5/00 at 102        AAA     1,281,216
                  Facilities Revenue  Bonds, Series 1989B, 7.250%, 5/15/15 (Pre-refunded to 5/15/00)

    1,000,000   Dormitory Authority of the State of New York, Manhattanville College           7/00 at 102        AAA     1,075,430
                  Insured Revenue Bonds, Series 1990, 7.500%, 7/01/22 (Pre-refunded to
                  7/01/00)

    2,000,000   Dormitory Authority of the State of New York, State University                 5/00 at 100        AAA     2,079,320
                  Educational Facilities Revenue Bonds, Series 1990A, 6.500%, 5/15/19
                  (Pre-refunded to 5/15/00)

    1,200,000   Dormitory Authority of the State of New York, State University                 5/00 at 102        AAA     1,277,808
                  Educational Facilities Revenue Bonds, Series 1990C, 7.000%, 5/15/18
                  (Pre-refunded to 5/15/00)

    6,295,000   Dormitory Authority of the State of New York, City University System           7/00 at 102        AAA     6,769,832
                  Consolidated Second General Resolution Revenue Bonds, Series 1990F,
                  7.500%, 7/01/20 (Pre-refunded to 7/01/00)

    2,500,000   Dormitory Authority of the State of New York, Cooper Union Insured             7/01 at 102        AAA     2,759,050
                  Revenue Bonds, Series 1990, 7.200%, 7/01/20 (Pre-refunded to 7/01/01)

    1,000,000   Dormitory Authority of the State of New York, Fordham University               7/00 at 102        AAA     1,071,530
                  Insured Revenue Bonds, Series 1990, 7.200%, 7/01/15 (Pre-refunded to
                  7/01/00)

      740,000   Dormitory Authority of the State of New York, City University System           7/00 at 102        AAA       791,082
                  Consolidated Second General Resolution Revenue Bonds, Series 1990C,
                  7.000%, 7/01/14 (Pre-refunded to 7/01/00)

    2,630,000   New York State Medical Care Facilities Finance Agency, Mental Health           2/02 at 102        AAA     2,869,540
                  Services Facilities Improvement Revenue Bonds, 1992 Series B, 6.250%,
                  8/15/18 (Pre-refunded to 2/15/02)

    7,000,000   New York State Medical Care Facilities Finance Agency, New York                2/05 at 102        AAA     8,176,700
                  Hospital FHA-Insured  Mortgage Revenue Bonds, 1994 Series A, 6.800%,
                  8/15/24 (Pre-refunded to 2/15/05)

    6,000,000   New York State Medical Care Facilities Finance Agency, Mental Health           2/02 at 102        AAA     6,560,280
                  Services Facilities Improvement Revenue Bonds, 1992 Series A, 6.375%,
                  8/15/17 (Pre-refunded to 2/15/02)

    2,000,000   Power Authority of the State of New York, General Purpose Bonds,               1/02 at 102        AAA     2,192,500
                  Series Z, 6.500%, 1/01/19 (Pre-refunded to 1/01/02)

    7,300,000   New York State Thruway Authority, General Revenue Bonds, Series A,             1/02 at 102        AAA     7,855,749
                  5.750%, 1/01/19 (Pre-refunded to 1/01/02)

                New York State Urban Development Corporation, Correctional Facilities
                Revenue Bonds, Series G:
    1,500,000     7.250%, 1/01/14 (Pre-refunded to 1/01/00)                                    1/00 at 102        Aaa     1,581,120
      575,000     7.000%, 1/01/17 (Pre-refunded to 1/01/00)                                    1/00 at 102        AAA       604,958
    2,000,000     7.500%, 1/01/20 (Pre-refunded to 1/01/00)                                    1/00 at 102        AAA     2,112,320

                Town of North Hempstead, Nassau County, New York, Public Improvement
                (Serial) Bonds of 1991, Series B, Unlimited Tax:
      425,000     6.800%, 6/01/10 (Pre-refunded to 6/01/00)                                    6/00 at 102        AAA       452,136
      425,000     6.800%, 6/01/11 (Pre-refunded to 6/01/00)                                    6/00 at 102        AAA       452,136

                Nyack Union Free School District, Rockland County, New York, School
                District Serial Bonds of 1992:
      625,000     6.500%, 4/01/12 (Pre-refunded to 4/01/02)                                    4/02 at 102        AAA       688,938
      625,000     6.500%, 4/01/13 (Pre-refunded to 4/01/02)                                    4/02 at 102        AAA       688,938
      625,000     6.500%, 4/01/14 (Pre-refunded to 4/01/02)                                    4/02 at 102        AAA       688,938

                        Portfolio of Investments

                        February 28, 1999



    Principal                                                                                 Optional Call                 Market
       Amount   Description                                                                    Provisions*    Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------

                U.S. Guaranteed (continued)

   $1,000,000   County of Suffolk, New York, General Obligation Refunding (Serial)             4/00 at 102    AAA      $  1,059,700
                  Bonds, Public Improvement Refunding Bonds, 1993 Series B, 6.900%,
                  4/01/01 (Pre-refunded to 4/01/00)

    2,000,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,         1/01 at 102    AAA         2,166,260
                  Series T, 7.000%, 1/01/20 (Pre-refunded to 1/01/01)

    1,175,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue            1/01 at 101 1/2    AAA         1,267,155
                  Bonds, Series S, 7.000%, 1/01/21 (Pre-refunded to 1/01/01)

    1,750,000   City of Yonkers, New York, General Obligation School Bonds, 1990-C,           12/00 at 102    AAA         1,907,203
                  7.375%, 12/01/09 (Pre-refunded to 12/01/00)
------------------------------------------------------------------------------------------------------------------------------------

                Utilities - 2.3%

    6,000,000   Long Island Power Authority, Electric System General Revenue Bonds,            6/08 at 101    AAA         6,025,020
                  Series 1998A, 5.125%, 12/01/22

    2,500,000   New York State Energy Research and Development Authority, Pollution           10/99 at 103    AAA         2,633,350
                  Control Revenue Bonds (Central Hudson Gas and Electric Corporation
                  Project), 1984 Series B, 7.375%, 10/01/14
------------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer - 8.8%

      280,000   Albany, New York, Municipal Water Finance Authority, Water and Sewer           6/99 at 102    AAA           286,588
                  System Revenue Bonds, Series 1988A, 7.500%, 12/01/17

    2,930,000   Buffalo Municipal Water Finance Authority, Water System Revenue Bonds,         7/08 at 101    AAA         2,900,876
                  Series 1998-A, 5.000%, 7/01/28

    7,000,000   New York City (New York), Municipal Water Finance Authority, Water and         6/06 at 101    AAA         7,541,940
                  Sewer System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26

    1,250,000   New York City (New York), Municipal Water Finance Authority, Water and         6/01 at 101    AAA         1,346,024
                  Sewer System Revenue Bonds, Fiscal 1992 Series A, 6.750%, 6/15/16

                New York City (New York), Municipal Water Finance Authority, Water and
                Sewer System Revenue Bonds, Fiscal 1993 Series A:
    2,765,000     5.750%, 6/15/18                                                          6/02 at 101 1/2    AAA         2,879,166
    4,650,000     5.500%, 6/15/20                                                              6/02 at 100    AAA         4,793,080

    3,200,000   New York City (New York), Municipal Water Finance Authority, Water and         6/07 at 101    AAA         3,211,487
                  Sewer System Revenue Bonds, Fiscal 1998 Series B, 5.125%, 6/15/30

    3,500,000   New York City (New York), Municipal Water Finance Authority, Water and         6/08 at 101    AAA         3,465,734
                  Sewer System Revenue Bonds, Fiscal 1999 Series A, 5.000%, 6/15/27

    1,450,000   New York State Environmental Facilities Corporation, State Water               3/00 at 102    AAA         1,532,693
                  Pollution Control Revolving Fund Revenue Bonds, Series 1990 C (Pooled
                  Loan Issue), 7.200%, 3/15/11

    1,000,000   Suffolk County Industrial Development Agency (Suffolk County, New York),       2/04 at 101    AAA         1,023,979
                  Suffolk County Southwest Sewer System Revenue Bonds, Series 1994,
                  4.750%, 2/01/09

    3,700,000   Suffolk County Water Authority, New York, Water System Revenue Bonds,          6/03 at 102    AAA         3,700,701
                  Series 1994, 5.000%, 6/01/17
------------------------------------------------------------------------------------------------------------------------------------

 $344,570,000   Total Investments - (cost $336,995,990) - 98.6%                                                         366,429,188
------------------------------------------------------------------------------------------------------------------------------------

                Temporary Investments in Short-Term Municipal Securities - 1.0%

      900,000   Long Island, New York, Power Authority, Variable Rate Demand Bonds,                           VMIG-1        900,000
                  3.200%, 4/01/25+

    2,900,000   Nassau County International Development Authority, Harbor, New York,                          VMIG-1      2,900,000
                  Variable Rate Demand Bonds, 3.150%, 7/01/19+
------------------------------------------------------------------------------------------------------------------------------------

 $  3,800,000   Total Temporary Investments - 1.0%                                                                        3,800,000
------------------------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 0.4%                                                                      1,500,634
------------------------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                      $371,729,822
------------------------------------------------------------------------------------------------------------------------------------


All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**    Ratings (not covered by the report of independent public accountants):
      Using the higher of Standard & Poor's or Moody's rating.
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

                            Statement of Net Assets

                            February 28, 1999


                                                                                                                           New York
                                                                                New Jersey             New York             Insured
------------------------------------------------------------------------------------------------------------------------------------

Assets
 Investments in municipal securities, at market value (note 1)                $118,419,382         $257,209,435         $366,429,188

 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)                          --            1,900,000            3,800,000

 Cash                                                                              529,007                   --                   --

 Receivables:
   Fund manager (note 6)                                                           121,835                   --                   --

   Interest                                                                      2,094,758            3,147,669            3,995,904

   Investments sold                                                                     --               51,433               46,290

   Shares sold                                                                     477,548               42,198              164,434

 Other assets                                                                        1,591                2,841                6,143

------------------------------------------------------------------------------------------------------------------------------------

   Total assets                                                                121,644,121          262,353,576          374,441,959

------------------------------------------------------------------------------------------------------------------------------------

Liabilities
 Cash overdraft                                                                         --              210,865            1,052,109

 Payables:
   Investments purchased                                                                --            1,993,584                   --

   Shares redeemed                                                                   5,331              492,119              354,098

 Accrued expenses:
   Management fees (note 6)                                                             --              108,014              153,699

   12b-1 distribution and service fees (notes 1 and 6)                              21,366               26,135               19,852

   Other                                                                           196,270              158,643              100,520

 Dividends payable                                                                 287,690              627,283            1,031,859

------------------------------------------------------------------------------------------------------------------------------------

   Total liabilities                                                               510,657            3,616,643            2,712,137

------------------------------------------------------------------------------------------------------------------------------------

 Net assets (note 7)                                                          $121,133,464         $258,736,933         $371,729,822

====================================================================================================================================

Class A Shares (note 1)
 Net assets                                                                   $ 53,442,296         $ 80,549,287         $ 52,447,688

 Shares outstanding                                                              5,039,566            7,302,221            4,886,675

 Net asset value and redemption price per share                               $      10.60         $      11.03         $      10.73

 Offering price per share (net asset value per share plus
   maximum sales charge of 4.20% of offering price)                           $      11.06         $      11.51         $      11.20

====================================================================================================================================

Class B Shares (note 1)
 Net assets                                                                   $ 11,367,905         $ 12,120,830         $ 13,373,532

 Shares outstanding                                                              1,072,865            1,097,776            1,245,108

 Net asset value, offering and redemption price per share                     $      10.60         $      11.04         $      10.74

====================================================================================================================================

Class C Shares (note 1)
 Net assets                                                                   $ 10,289,883         $  8,858,241         $  4,103,431

 Shares outstanding                                                                972,838              800,774              382,481

 Net asset value, offering and redemption price per share                     $      10.58         $      11.06         $      10.73

====================================================================================================================================

Class R Shares (note 1)
 Net assets                                                                   $ 46,033,380         $157,208,575         $301,805,171

 Shares outstanding                                                              4,341,241           14,208,486           28,108,441

 Net asset value, offering and redemption price per share                     $      10.60         $      11.06         $      10.74

====================================================================================================================================



                                 See accompanying notes to financial statements.

                            Statement of Operations
                         Year Ended February 28, 1999

                                                                                                                           New York
                                                                                   New Jersey           New York            Insured
------------------------------------------------------------------------------------------------------------------------------------

Investment Income (note 1)                                                       $  5,961,002       $ 14,740,566       $ 20,828,391
------------------------------------------------------------------------------------------------------------------------------------

Expenses
Management fees (note 6)                                                              581,041          1,376,212          1,968,107
12b-1 service fees - Class A (notes 1 and 6)                                           90,001            159,739             95,428
12b-1 distribution and service fees - Class B (notes 1 and 6)                          66,212             72,777             89,703
12b-1 distribution and service fees - Class C (notes 1 and 6)                          61,233             55,635             21,951
Shareholders' servicing agent fees and expenses                                       122,575            256,854            321,134
Custodian's fees and expenses                                                          53,513             71,005             82,949
Trustees' fees and expenses (note 6)                                                    2,699              6,548              8,711
Professional fees                                                                       6,746             49,805             49,724
Shareholders' reports - printing and mailing expenses                                  83,798             88,792            164,511
Federal and state registration fees                                                    13,167              5,851              1,080
Portfolio insurance expense                                                                --                 --              9,169
Other expenses                                                                          3,575             11,864             14,251
------------------------------------------------------------------------------------------------------------------------------------

Total expenses before expense reimbursement                                         1,084,560          2,155,082          2,826,718
  Expense reimbursement (note 6)                                                     (377,595)          (360,810)                --
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                                          706,965          1,794,272          2,826,718
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                                               5,254,037         12,946,294         18,001,673
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)                 115,134          1,767,488          2,051,978
Net change in unrealized appreciation or depreciation of investments                 (239,717)          (482,766)        (1,737,215)

------------------------------------------------------------------------------------------------------------------------------------

Net gain (loss) from investments                                                     (124,583)         1,284,722            314,763
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                                       $  5,129,454       $ 14,231,016       $ 18,316,436
====================================================================================================================================




                                              See notes to financial statements.

                                                                                                               New Jersey
                                                                                                 -----------------------------------

                                                                                                    Year Ended           Year Ended
                                                                                                       2/28/99              2/28/98
------------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income                                                                            $   5,254,037        $   4,336,199
Net realized gain (loss) from investment transactions (notes 1 and 4)                                  115,134             (222,985)

Net change in unrealized appreciation or depreciation of investments                                  (239,717)           2,933,349
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                                                           5,129,454            7,046,563
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                                                          (2,238,254)          (1,643,900)

   Class B                                                                                            (289,199)             (60,466)

   Class C                                                                                            (361,714)            (207,627)

   Class R                                                                                          (2,367,199)          (2,422,933)

------------------------------------------------------------------------------------------------------------------------------------

Decrease in net assets from distributions to shareholders                                           (5,256,366)          (4,334,926)

------------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization of
   New Jersey Intermediate (note 1)                                                                 10,490,003                   --
Net proceeds from sale of shares                                                                    32,345,835           20,831,468
Net proceeds from shares issued to shareholders due to reinvestment of distributions                 3,178,514            2,802,902
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    46,014,352           23,634,370
Cost of shares redeemed                                                                            (14,067,767)         (10,348,638)

------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions                                             31,946,585           13,285,732
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets                                                                          31,819,673           15,997,369
Net assets at the beginning of year                                                                 89,313,791           73,316,422
------------------------------------------------------------------------------------------------------------------------------------

Net assets at the end of year                                                                    $ 121,133,464        $  89,313,791
====================================================================================================================================

Balance of undistributed net investment income at end of year                                    $       2,185        $       1,850
====================================================================================================================================


                                 See accompanying notes to financial statements.


                                                                                     New York                  New York Insured
                                                                          ----------------------------  ---------------------------
                                                                            Year Ended     Year Ended     Year Ended     Year Ended
                                                                               2/28/99        2/28/98        2/28/99        2/28/98
------------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income                                                     $ 12,946,294   $ 12,613,469   $ 18,001,673   $ 18,457,075
Net realized gain from investment transactions (notes 1 and 4)               1,767,488        661,126      2,051,978        619,011
Net change in unrealized appreciation or depreciation of investments          (482,766)     9,051,117     (1,737,215)     8,290,299
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  14,231,016     22,325,712     18,316,436     27,366,385
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                                  (3,991,380)    (3,875,640)    (2,291,771)    (2,006,721)
   Class B                                                                    (318,702)       (83,036)      (375,855)      (123,259)
   Class C                                                                    (328,331)      (239,478)      (124,512)       (99,554)
   Class R                                                                  (8,212,001)    (8,443,262)   (15,260,254)   (16,348,358)

 From accumulated net realized gains from investment transactions:
   Class A                                                                          --             --       (130,963)            --
   Class B                                                                          --             --        (31,353)            --
   Class C                                                                          --             --         (8,852)            --
   Class R                                                                          --             --       (822,078)            --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (12,850,414)   (12,641,416)   (19,045,638)   (18,577,892)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                            32,108,889     30,298,985     30,426,780     28,258,045
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                       7,870,186      7,761,760     13,375,740     13,010,796
------------------------------------------------------------------------------------------------------------------------------------
                                                                            39,979,075     38,060,745     43,802,520     41,268,841
Cost of shares redeemed                                                    (31,347,095)   (27,382,856)   (38,003,474)   (41,856,071)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions           8,631,980     10,677,889      5,799,046       (587,230)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                  10,012,582     20,362,185      5,069,844      8,201,263
Net assets at the beginning of year                                        248,724,351    228,362,166    366,659,978    358,458,715
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                             $258,736,933   $248,724,351   $371,729,822   $366,659,978
------------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of year             $    101,158   $      5,278   $     63,475   $    114,194
====================================================================================================================================


---
30                               See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New Jersey Municipal Bond Fund ("New Jersey"), Nuveen Flagship New York Municipal Bond Fund ("New York") and the Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively "the Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

After the close of business on September 11, 1998, Nuveen Flagship New Jersey Intermediate Municipal Bond Fund ("New Jersey Intermediate") reorganized into New Jersey as approved by the shareholders of New Jersey Intermediate on August 13, 1998.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1999, New York had an outstanding delayed delivery purchase commitment of $1,993,584. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or credited to shareholders accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 1999, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

Insurance

New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1999.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

---
32

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                          New Jersey
                                               ------------------------------------------------------------------
                                                   Year Ended 2/28/99                    Year Ended 2/28/98
                                               ------------------------------      ------------------------------
                                                Shares             Amount             Shares             Amount
-----------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of
New Jersey Intermediate:
   Class A                                     853,955       $  9,095,179                 --       $         --
   Class C                                     112,286          1,193,933                 --                 --
   Class R                                      18,846            200,891                 --                 --
Shares sold:
   Class A                                   1,377,846         14,619,825          1,075,954         11,229,962
   Class B                                     839,961          8,903,892            272,258          2,840,031
   Class C                                     416,475          4,399,120            312,192          3,236,991
   Class R                                     419,192          4,422,998            338,039          3,524,484
Shares issued to shareholders due to
reinvestment of distributions:
   Class A                                     113,228          1,200,274             91,399            950,346
   Class B                                      11,053            117,220              1,672             17,562
   Class C                                      18,796            198,846             12,365            128,765
   Class R                                     156,770          1,662,174            164,047          1,706,229
-----------------------------------------------------------------------------------------------------------------
                                             4,338,408         46,014,352          2,267,926         23,634,370
-----------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                    (678,226)        (7,190,108)          (511,590)        (5,328,382)
   Class B                                     (59,129)          (626,831)              (180)            (1,846)
   Class C                                    (115,892)        (1,227,825)           (47,998)          (501,403)
   Class R                                    (473,934)        (5,023,003)          (433,419)        (4,517,007)
-----------------------------------------------------------------------------------------------------------------
                                            (1,327,181)       (14,067,767)          (993,187)       (10,348,638)
-----------------------------------------------------------------------------------------------------------------
Net increase                                 3,011,227       $ 31,946,585          1,274,739       $ 13,285,732
-----------------------------------------------------------------------------------------------------------------

---
33


                                               New York                                             New York Insured
                      --------------------------------------------------------  ----------------------------------------------------
                           Year Ended 2/28/99           Year Ended 2/28/98           Year Ended 2/28/99          Year Ended 2/28/98
------------------------------------------------------------------------------------------------------------------------------------
                         Shares        Amount        Shares         Amount        Shares         Amount       Shares         Amount
------------------------------------------------------------------------------------------------------------------------------------

Shares sold:
   Class A            1,144,690  $ 12,559,731     1,192,340   $ 12,830,429     1,093,274   $ 11,747,659    1,218,422   $ 12,894,251
   Class B              754,802     8,315,942       400,533      4,306,773       743,984      8,011,299      440,390      4,686,122
   Class C              353,162     3,894,020       254,474      2,741,394       205,983      2,218,265       36,490        382,197
   Class R              666,093     7,339,196       963,440     10,420,389       787,360      8,449,557      970,440     10,295,475

Shares issued to
shareholders due to
reinvestment of
distributions:

   Class A              161,024     1,770,662       152,051      1,627,414       148,515      1,598,123      124,699      1,317,874
   Class B               14,049       154,837         3,386         36,761        20,611        222,064        2,936         31,367
   Class C               12,193       134,459         9,491        102,142         8,421         90,556        6,978         73,631
   Class R              526,668     5,810,228       558,993      5,995,443     1,065,213     11,464,997    1,097,334     11,587,924
------------------------------------------------------------------------------------------------------------------------------------
                      3,632,681    39,979,075     3,534,708     38,060,745     4,073,361     43,802,520    3,897,689     41,268,841
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A           (1,117,036)  (12,242,649)   (1,038,824)   (11,085,975)     (513,163)    (5,519,037)    (610,560)    (6,423,983)

   Class B              (63,760)     (700,876)      (22,971)      (250,548)      (75,529)      (812,400)      (9,085)       (96,502)

   Class C             (130,900)   (1,437,273)      (73,153)      (789,011)      (46,912)      (504,054)     (20,702)      (219,749)

   Class R           (1,539,770)  (16,966,297)   (1,424,412)   (15,257,322)   (2,903,948)   (31,167,983)  (3,324,737)   (35,115,837)
------------------------------------------------------------------------------------------------------------------------------------
                     (2,851,466)  (31,347,095)   (2,559,360)   (27,382,856)   (3,539,552)   (38,003,474)  (3,965,084)   (41,856,071)
------------------------------------------------------------------------------------------------------------------------------------
Net increase
  (decrease)            781,215  $  8,631,980       975,348   $ 10,677,889       533,809   $  5,799,046      (67,395)  $   (587,230)
====================================================================================================================================


3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 1, 1999, to shareholders of record on March 9, 1999, as follows:

                                                                      New York
                           New Jersey             New York             Insured
--------------------------------------------------------------------------------
Dividend per share:
   Class A                    $ .0420              $ .0435             $ .0425
   Class B                      .0355                .0365               .0355
   Class C                      .0375                .0385               .0375
   Class R                      .0440                .0455               .0440
--------------------------------------------------------------------------------

---
34

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1999, were as follows:


                                                                           New York
                                           New Jersey       New York        Insured
-----------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities    $32,954,181    $80,487,226    $61,341,291
   Temporary municipal investments         26,000,000     17,400,000     23,900,000
Sales:
   Investments in municipal securities     10,153,629     69,966,277     56,289,355
   Temporary municipal investments         29,600,000     16,500,000     23,300,000
-----------------------------------------------------------------------------------

At February 28, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1999, New Jersey had unused capital loss carryforwards of $1,035,576 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $256,350 of the carryforwards will expire in the year 2002, $424,626 will expire in the year 2003, $116,050 will expire in the year 2004 and $238,550 will expire in the year 2006.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1999, were as follows:

                                                                     New York
                                 New Jersey         New York          Insured
--------------------------------------------------------------------------------
Gross unrealized:
   appreciation                $  6,118,937     $ 21,133,827     $ 29,433,198
   depreciation                    (583,872)        (151,145)              --
--------------------------------------------------------------------------------
Net unrealized appreciation    $  5,535,065     $ 20,982,682     $ 29,433,198
--------------------------------------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                                   Management Fee
--------------------------------------------------------------------------------
For the first $125,000,000                                          .5500 of 1%
For the next $125,000,000                                           .5375 of 1
For the next $250,000,000                                           .5250 of 1
For the next $500,000,000                                           .5125 of 1
For the next $1,000,000,000                                         .5000 of 1
For net assets over $2,000,000,000                                  .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of New York and .975 of 1% of the average daily net asset value of New York Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The adviser may also voluntarily agree to reimburse additional expenses in any of the Funds from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 1999, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                        New York
                                  New Jersey          New York           Insured
--------------------------------------------------------------------------------
Sales charges collected             $186,295          $149,108          $170,683
Paid to authorized dealers           161,689           126,032           149,674
--------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

---
35

During the fiscal year ended February 28, 1999, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                       New York
                               New Jersey            New York           Insured
--------------------------------------------------------------------------------
Commission advances             $ 425,019           $ 413,817         $ 342,007
--------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 1999, the Distributor retained such 12b-1 fees as follows:

                                                                       New York
                              New Jersey            New York            Insured
--------------------------------------------------------------------------------
12b-1 fees retained             $ 95,269            $  98,950         $  93,265
--------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 1999, as follows:

                                                                       New York
                               New Jersey            New York           Insured
--------------------------------------------------------------------------------
CDSC retained                   $  18,456           $  21,485         $  27,085
--------------------------------------------------------------------------------

7. Composition of Net Assets

At February 28, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                                                            New York
                                                                                 New Jersey             New York             Insured

------------------------------------------------------------------------------------------------------------------------------------

Capital paid-in                                                               $ 116,615,207        $ 237,119,673       $ 342,098,416
Balance of undistributed net investment income                                        2,185              101,158              63,475
Accumulated net realized gain (loss) from investment transactions                (1,018,993)             533,420             134,733
Net unrealized appreciation of investments                                        5,535,065           20,982,682          29,433,198
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                    $ 121,133,464        $ 258,736,933       $ 371,729,822
------------------------------------------------------------------------------------------------------------------------------------


---
36

Financial Highlights


                                     Selected data for a share outstanding throughout each period is as follows:
Class (Inception Date)
                                       Investment Operations                             Less Distributions
                           -----------------------------------------------       -----------------------------------
NEW JERSEY                                                Net
                                                    Realized/
                           Beginning         Net   Unrealized                        Net                                    Ending
                                 Net     Invest-      Invest-                    Invest-                                       Net
Year Ended                     Asset        ment         ment                       ment      Capital                        Asset
February 28/29,                Value  Income (a)  Gain (Loss)        Total        Income        Gains          Total         Value
----------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)**
    1999                   $   10.61     $   .53     $  (.01)     $    .52      $  (.53)      $   --      $    (.53)     $   10.60
    1998                       10.26         .55         .36           .91         (.56)          --           (.56)         10.61
    1997 (c)                   10.22         .05         .04           .09         (.05)          --           (.05)         10.26
    1997 (d)                   10.40         .48        (.15)          .33         (.51)          --           (.51)         10.22
    1996 (d)                    9.73         .51         .69          1.20         (.53)          --           (.53)         10.40
    1995 (e)                   10.03         .21        (.21)           --         (.21)        (.09)          (.30)          9.73
Class B (2/97)
    1999                       10.61         .45        (.01)          .44         (.45)          --           (.45)         10.60
    1998                       10.26         .48         .35           .83         (.48)          --           (.48)         10.61
    1997 (c)                   10.22         .05         .03           .08         (.04)          --           (.04)         10.26
Class C (9/94)**
    1999                       10.59         .47        (.01)          .46         (.47)          --           (.47)         10.58
    1998                       10.25         .50         .34           .84         (.50)          --           (.50)         10.59
    1997 (c)                   10.20         .04         .05           .09         (.04)          --           (.04)         10.25
    1997 (d)                   10.38         .41        (.16)          .25         (.43)          --           (.43)         10.20
    1996 (d)                    9.71         .44         .68          1.12         (.45)          --           (.45)         10.38
    1995 (e)                    9.77         .16        (.05)          .11         (.17)          --           (.17)          9.71
Class R (12/91)**
    1999                       10.62         .55        (.02)          .53         (.55)          --           (.55)         10.60
    1998                       10.27         .58         .35           .93         (.58)          --           (.58)         10.62
    1997 (c)                   10.23         .05         .04           .09         (.05)          --           (.05)         10.27
    1997 (d)                   10.41         .49        (.14)          .35         (.53)          --           (.53)         10.23
    1996 (d)                    9.74         .55         .68          1.23         (.56)          --           (.56)         10.41
    1995 (d)                   10.71         .52        (.88)         (.36)        (.52)        (.09)          (.61)          9.74



                                                                         Ratios/Supplemental Data
                                       ---------------------------------------------------------------------------------------------

                                                                              Ratio                          Ratio
                                                                             of Net                         of Net
                                                            Ratio of     Investment        Ratio of     Investment
                                                            Expenses      Income to        Expenses      Income to
                                                          to Average        Average      to Average        Average
                                                          Net Assets     Net Assets      Net Assets     Net Assets
                                                              Before         Before           After          After       Portfolio
                              Total      Ending Net       Reimburse-     Reimburse-      Reimburse-     Reimburse-        Turnover
                         Return (b)    Assets (000)             ment           ment         ment(a)        ment(a)            Rate
------------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)**
    1999                      5.00%         $53,442            1.02%          4.62%            .66%          4.98%             10%
    1998                      9.06           35,782            1.01           4.92             .60           5.33              16
    1997 (c)                   .85           27,879            1.01*          5.43*            .55*          5.89*             --
    1997 (d)                  3.31           17,072            1.13           4.85            1.00           4.98              10
    1996 (d)                 12.63           10,661            1.25           4.85            1.00           5.10              39
    1995 (e)                   .02            2,741            1.31*          5.03*           1.00*          5.34*             32
Class B (2/97)
    1999                      4.23           11,368            1.76           3.88            1.39           4.25              10
    1998                      8.25            2,981            1.77           4.16            1.36           4.57              16
    1997 (c)                   .78               74            1.77*          5.71*           1.27*          6.21*             --
Class C (9/94)**
    1999                      4.48           10,290            1.57           4.07            1.21           4.43              10
    1998                      8.40            5,733            1.56           4.37            1.16           4.77              16
    1997 (c)                   .90            2,712            1.56*          4.89*           1.10*          5.35*             --
    1997 (d)                  2.53            2,611            1.88           4.09            1.75           4.22              10
    1996 (d)                 11.80            1,065            1.96           4.16            1.75           4.37              39
    1995 (e)                  1.16              464            2.00*          4.37*           1.75*          4.62*             32
Class R (12/91)**
    1999                      5.13           46,033             .82           4.82             .47           5.17              10
    1998                      9.29           44,817             .81           5.12             .40           5.53              16
    1997 (c)                   .86           42,651             .81*          5.63*            .35*          6.09*             --
    1997 (d)                  3.55           42,905             .89           5.10             .75           5.24              10
    1996 (d)                 12.88           43,304             .98           5.20             .75           5.43              39
    1995 (d)                 (3.27)          39,582             .89           5.18             .75           5.32              32
------------------------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Information included prior to the one month ended February 28, 1997, reflects the financial highlights of the predecessor fund, Nuveen New Jersey Tax-Free Value.
(a) After waiver of certain management fees or reimbursement of expenses, if any, by Nuveen Advisory.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized for periods less than one year.
(c) For the one month ended February 28.
(d) For the fiscal year ended January 31.
(e) From commencement of class operations as noted through January 31.

---
37


                                      Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                                         Investment Operations                          Less Distributions
                                  --------------------------------------       -----------------------------------
NEW YORK                                             Net
                                               Realized/
                      Beginning          Net   Unrealized                          Net                                     Ending
                            Net      Invest-      Invest-                      Invest-                                        Net
Year Ended                Asset         ment         ment                         ment      Capital                         Asset
February 28/29,           Value   Income (a)  Gain (Loss)          Total        Income        Gains          Total          Value
------------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)**
      1999            $   10.97      $   .55      $   .06       $    .61      $  (.55)       $   --       $  (.55)      $   11.03
      1998                10.53          .57          .44           1.01         (.57)           --          (.57)          10.97
      1997                10.61          .59         (.07)           .52         (.56)         (.04)         (.60)          10.53
      1996                10.12          .56          .48           1.04         (.55)           --          (.55)          10.61
      1995 (c)            10.23          .28         (.07)           .21         (.27)         (.05)         (.32)          10.12
Class B (2/97)
      1999                10.98          .47          .06            .53         (.47)           --          (.47)          11.04
      1998                10.53          .49          .45            .94         (.49)           --          (.49)          10.98
      1997 (c)            10.48          .05          .04            .09         (.04)           --          (.04)          10.53
Class C (9/94)**
      1999                11.01          .49          .05            .54         (.49)           --          (.49)          11.06
      1998                10.56          .51          .45            .96         (.51)           --          (.51)          11.01
      1997                10.64          .55         (.11)           .44         (.48)         (.04)         (.52)          10.56
      1996                10.11          .48          .53           1.01         (.48)           --          (.48)          10.64
      1995 (c)            10.11          .23          .04            .27         (.22)         (.05)         (.27)          10.11
Class R (12/86)**
      1999                11.00          .58          .05            .63         (.57)           --          (.57)          11.06
      1998                10.55          .59          .45           1.04         (.59)           --          (.59)          11.00
      1997                10.64          .59         (.05)           .54         (.59)         (.04)         (.63)          10.55
      1996                10.15          .58          .49           1.07         (.58)           --          (.58)          10.64
      1995                10.72          .58         (.53)           .05         (.57)         (.05)         (.62)          10.15
------------------------------------------------------------------------------------------------------------------------------------


                                                                         Ratios/Supplemental Data
                                      ----------------------------------------------------------------------------------------------

                                                                              Ratio                          Ratio
                                                                             of Net                         of Net
                                                            Ratio of     Investment        Ratio of     Investment
                                                            Expenses      Income to        Expenses      Income to
                                                          to Average        Average      to Average        Average
                                                          Net Assets     Net Assets      Net Assets     Net Assets
                                                              Before         Before           After          After       Portfolio
                              Total      Ending Net       Reimburse-     Reimburse-      Reimburse-     Reimburse-        Turnover
                         Return (b)    Assets (000)             ment           ment         ment(a)        ment(a)            Rate
------------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)**
      1999                    5.69%       $ 80,549              .94%          4.88%            .79%          5.03%             28%
      1998                    9.84          78,038              .90           5.14             .77           5.27              30
      1997                    5.07          71,676              .95           5.39             .89           5.45              37
      1996                   10.52          15,732             1.02           5.28             .99           5.31              47
      1995 (c)                2.21           3,189             1.56*          5.31*           1.00*          5.87*             29
Class B (2/97)
      1999                    4.88          12,121             1.68           4.16            1.57           4.27              28
      1998                    9.10           4,311             1.67           4.32            1.50           4.49              30
      1997 (c)                 .87             124             1.65*          5.86*           1.44*          6.07*             37
Class C (9/94)**
      1999                    5.00           8,858             1.49           4.33            1.35           4.47              28
      1998                    9.31           6,233             1.46           4.57            1.32           4.71              30
      1997                    4.31           3,965             1.64           4.73            1.57           4.80              37
      1996                   10.13             646             1.99           4.29            1.73           4.55              47
      1995 (c)                2.80              86             7.97*         (1.06)*          1.75*          5.16*             29
Class R (12/86)**
      1999                    5.88         157,209              .74           5.08             .59           5.23              28
      1998                   10.11         160,142              .70           5.34             .57           5.47              30
      1997                    5.26         152,598              .71           5.55             .69           5.57              37
      1996                   10.80         154,776              .76           5.55             .74           5.57              47
      1995                     .75         149,454              .74           5.79             .74           5.79              29
------------------------------------------------------------------------------------------------------------------------------------

  *  Annualized.
 ** Information included prior to the fiscal year ended February 28, 1997, reflects the financial highlights of the predecessor fund, Nuveen New York Tax-Free Value.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized for periods less than one year.
(c)  From commencement of class operations as noted.

---
38


Selected data for a share outstanding throughout each period is as follows:

                                          Investment Operations                        Less Distributions
                                  ---------------------------------------      -----------------------------------
NEW YORK INSURED                                      Net
                                               Realized/
                      Beginning          Net   Unrealized                          Net                                     Ending
                            Net      Invest-      Invest-                      Invest-                                        Net
Year Ended                Asset         ment         ment                         ment      Capital                         Asset
February 28/29,           Value   Income (a)  Gain (Loss)          Total        Income        Gains          Total          Value
------------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
    1999              $   10.76    $     .51      $   .01       $    .52      $  (.52)      $  (.03)     $    (.55)     $   10.73
    1998                  10.50          .53          .26            .79         (.53)           --           (.53)         10.76
    1997                  10.61          .55         (.14)           .41         (.52)           --           (.52)         10.50
    1996                  10.15          .52          .49           1.01         (.52)         (.03)**        (.55)         10.61
    1995 (c)              10.16          .25          .04            .29         (.26)         (.04)          (.30)         10.15
Class B (2/97)
    1999                  10.76          .44           --            .44         (.43)         (.03)          (.46)         10.74
    1998                  10.50          .45          .26            .71         (.45)           --           (.45)         10.76
    1997 (c)              10.53          .03         (.02)           .01         (.04)           --           (.04)         10.50
Class C (9/94)
    1999                  10.74          .46          .02            .48         (.46)         (.03)          (.49)         10.73
    1998                  10.48          .47          .26            .73         (.47)           --           (.47)         10.74
    1997                  10.61          .47         (.16)           .31         (.44)           --           (.44)         10.48
    1996                  10.12          .44          .53            .97         (.45)         (.03)**        (.48)         10.61
    1995 (c)              10.03          .21          .13            .34         (.21)         (.04)          (.25)         10.12
Class R (12/86)
    1999                  10.76          .53          .02            .55         (.54)         (.03)          (.57)         10.74
    1998                  10.49          .55          .27            .82         (.55)           --           (.55)         10.76
    1997                  10.61          .55         (.13)           .42         (.54)           --           (.54)         10.49
    1996                  10.15          .55          .49           1.04         (.55)         (.03)**        (.58)         10.61
    1995                  10.63          .56         (.44)           .12         (.56)         (.04)          (.60)         10.15
------------------------------------------------------------------------------------------------------------------------------------


                                                                         Ratios/Supplemental Data
                                       ---------------------------------------------------------------------------------------------

                                                                              Ratio                          Ratio
                                                                             of Net                         of Net
                                                            Ratio of     Investment        Ratio of     Investment
                                                            Expenses      Income to        Expenses      Income to
                                                          to Average        Average      to Average        Average
                                                          Net Assets     Net Assets      Net Assets     Net Assets
                                                              Before         Before           After          After       Portfolio
                              Total      Ending Net       Reimburse-     Reimburse-      Reimburse-     Reimburse-        Turnover
                         Return (b)    Assets (000)             ment           ment         ment(a)        ment(a)            Rate
------------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
    1999                      4.91%        $ 52,448             .92%          4.78%            .92%          4.78%             16%
    1998                      7.76           44,721             .88           4.98             .88           4.98              17
    1997                      4.02           35,957             .92           5.04             .92           5.04              29
    1996                     10.19           24,747             .93           4.97             .93           4.97              17
    1995 (c)                  3.01            7,258            1.13*          5.33*           1.05*          5.41*             11
Class B (2/97)
    1999                      4.19           13,374            1.67           4.04            1.67           4.04              16
    1998                      6.96            5,982            1.65           4.24            1.65           4.24              17
    1997 (c)                   .07            1,279            1.64*          5.17*           1.64*          5.17*             29
Class C (9/94)
    1999                      4.53            4,103            1.47           4.25            1.47           4.25              16
    1998                      7.16            2,310            1.43           4.43            1.43           4.43              17
    1997                      3.06            2,015            1.67           4.28            1.67           4.28              29
    1996                      9.71            1,369            1.69           4.21            1.69           4.21              17
    1995 (c)                   285              285            2.32*          4.13*           1.80*          4.65*             11
Class R (12/86)
    1999                                    301,805             .72           4.98             .72           4.98              16
    1998                      8.04          313,647             .68           5.18             .68           5.18              17
    1997                      4.15          319,208             .68           5.28             .68           5.28              29
    1996                     10.51          343,348             .67           5.26             .67           5.26              17
    1995                      1.37          345,121             .65           5.57             .65           5.57              11
------------------------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** The amounts shown include distributions in excess of capital gains of $.0024 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized for periods less than one year.
(c) From commencement of class operations as noted.

---
39

Report of Independent Public Accountants






To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

We have audited the accompanying statements of net assets of the Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship New Jersey, Nuveen Flagship New York and Nuveen New York Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolio of investments, as of February 28, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II as of February 28, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.







ARTHUR ANDERSEN LLP

Chicago, Illinois
April 12, 1999


----
40

Fund Information







Board of Trustees                   Transfer Agent and
Robert P. Bremner                   Shareholder Services
Lawrence H. Brown                   The Chase Manhattan Bank
Anne E. Impellizzeri                4 New York Plaza
Peter R. Sawers                     New York, NY 10004-2413
William J. Schneider                (800) 257-8787
Timothy R. Schwertfeger
Judith M. Stockdale                 Legal Counsel
                                    Morgan, Lewis &
Fund Manager                        Bockius LLP
Nuveen Advisory Corp.               Washington, D.C.
333 West Wacker Drive
Chicago, IL 60606                   Independent Public Accountants
                                    Arthur Andersen LLP
                                    Chicago, IL


----
41

Serving Investors for Generations



[PHOTO OF JOHN NUVEEN, SR APPEARS HERE]

JOHN NUVEEN, SR.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com